-----------------------------------------------------------------------

                              LOOMIS SAYLES FUNDS
                               FIXED INCOME FUNDS

                                   //  //  //

                                 ANNUAL REPORT
                               SEPTEMBER 30, 1999

                                 //  Bond Fund
                              //  Global Bond Fund
                              //  High Yield Fund
                      //  Intermediate Maturity Bond Fund
                         //  Investment Grade Bond Fund
                            //  Municipal Bond Fund
                            //  Short-Term Bond Fund
                      //  U.S. Government Securities Fund

                           A FAMILY OF NO-LOAD FUNDS

                                  L O O M I S
                                  ------------
                                  S A Y L E S
                                  ------------
                                   F U N D S
                                  ------------

               ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111
                                800 - 633 - 3330

TABLE OF CONTENTS
-----------------------------------------------------------------------

  Corporate Overview..............................    1
  Letter from the President.......................    2
  Economic and Market Overview....................    3
  Institutional Class Total Return vs. Lipper
    Category and Lipper Category Index............    6
  Fund and Manager Reviews........................    8
  Portfolio of Investments........................   24
  Statements of Assets and Liabilities............   62
  Statements of Operations........................   64
  Statements of Changes in Net Assets.............   66
  Financial Highlights............................   74
  Notes to Financial Statements...................   92
  1999 U.S. Tax and Distribution Information......  104
  Report of Independent Accountants...............  105
  Board of Trustees and Officers..................  109

CORPORATE OVERVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES FUNDS
-------------------------------------------------------
Loomis Sayles Funds is a Boston-based family of 16 no-load mutual funds advised by Loomis, Sayles & Company, L.P. At Loomis Sayles Funds, we follow a simple strategy -- we pay close attention to what we hear from our clients and the marketplace, then work to deliver high-quality products and services that exceed expectations.

Our "listening harder" creed lets us design products and services that truly answer our clients' needs. We offer a broad range of no-load funds to complement your investment objectives and strategies. We believe we run one of the most responsive support organizations in the business, providing timely information and insightful solutions.

Beyond that, we're structured to take advantage of our institutional heritage. The research department at Loomis, Sayles & Company, L.P. provides our portfolio managers with the fundamental research they need to make sound investment decisions. Our portfolio managers not only manage mutual funds, they manage large institutional accounts that demand and appreciate the style consistency that follows from our disciplined investment approach.

FOR INFORMATION ABOUT:
    //  Establishing an account
    //  Account procedures and status
    //  Exchanges
    //  Shareholder services

PHONE 800-626-9390

FOR ALL OTHER INFORMATION ABOUT THE FUNDS:
PHONE 800-633-3330

To request any of the following, press or say the number

    /1/  Automated Account Balances, Last Transaction, and Distribution
         Information

    /2/  Speak to a Customer Service Representative regarding an Existing
         Account

    /3/  Net Asset Values and Yields

    /4/  Speak to a Marketing Representative

    /5/  Advisory and Broker/Dealer Services

    /6/  Institutional and High Net Worth Operations, Trading and Client
         Services

As always, we are interested in your comments about the job we are doing and in answering any questions you may have. For more complete information about any of the Loomis Sayles Funds, including charges and expenses, please call Loomis Sayles Distributors, L.P. for a prospectus at 800-633-3330 Monday through Friday, 8:45 a.m. to 4:45 p.m. EST. Read it carefully before you invest or send money.

LETTER FROM THE PRESIDENT
-----------------------------------------------------------------------

DEAR SHAREHOLDERS,
-------------------------------------------------------
[PHOTO]
DANIEL J. FUSS

Despite continued economic strength, low inflation and relatively low interest rates, the fiscal year ended
September 30, 1999, proved to be a challenging 12-month period for equity and fixed-income investors.

The dominating characteristic of the bond market has been illiquidity, particularly in the United States. The marvelous days of narrow spreads between bid and ask and relatively narrow spreads between quality and sector components of the bond market have not returned. Things did improve somewhat from the beginning of the fiscal year to the end, but that's about it. In the 41 years I've been in the investment management business, I never have seen markets this thin, except for very brief periods.

Nevertheless, this does not mean there is a shortage of opportunities. On the contrary, this is one of the better times to construct a bond portfolio, primarily because market liquidity is poor and spreads, no matter how you define them, are wide. While it is not a good time to try to sell bonds in the secondary market, it is a wonderful time to be a bond buyer with a longer-term horizon. And, because our expertise is researching and selecting attractive bonds, we are obviously comfortable with this environment.

Our best guess is that this period of poor liquidity will probably last through the rest of the year and perhaps into early 2000. The best way to structure a portfolio for this type of environment is to focus on where the spreads are wide, then buy, hold and wait.

In the equity arena, the technological revolution was almost solely responsible for the market's continued momentum. Large-capitalization growth stocks continued to be the favored investment, despite a short-lived rally by smaller and value-oriented stocks in the second quarter of 1999. But the stock market was plagued by volatility throughout the year, as nervous investors reacted severely to global events, earnings disappointments and any signs of growing inflation in the U.S.

Looking ahead, the markets will be faced with some uncertainties, such as the effect of the euro, the future of Internet-related stocks, the direction of U.S. interest rates, and Y2K. Our best course of action remains precaution. In the face of such uncertainty, we have positioned our funds to weather wider-than-normal market swings, without giving up potential performance advantages.

Regarding the Y2K issue, we believe the effects on the economy and markets are likely to be only minor and temporary, but we do acknowledge that there remains a degree of uncertainty surrounding the event. We want to assure you, our shareholders, that at Loomis, Sayles & Company, L.P. we have been working diligently to ensure a smooth transition into the Year 2000. We have taken steps to prepare our systems and to ensure our business partners have done the same. A contingency plan has been developed for the millennium rollover in the event that unforeseen events occur. As a precautionary measure, though, we encourage you to save all of your financial statements for the year. Also, if you have particular questions or concerns about Y2K, speak with a Loomis representative at (800) 633-3330 to gain further insight. The key to minimizing the impact of Y2K is becoming familiar with the issue and preparing as well as you can.

Sincerely,

/s/ Daniel J. Fuss

Daniel J. Fuss

President
Loomis Sayles Funds

ECONOMIC AND MARKET OVERVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES ECONOMIC AND MARKET OVERVIEW
ANNUAL REPORT FOR THE FISCAL YEAR ENDED
SEPTEMBER 30, 1999
-------------------------------------------------------

STOCKS
Investors went hog-wild on technology stocks while virtually everything else took a backseat. For the first nine months of 1999, eleven of the top fifteen contributors to the Standard & Poor's 500 Index return were purely technology companies, and they accounted for all but 50 basis points of the index return. Interest rates rose dramatically, as the Federal Reserve Board seemed to be paying more attention to the level of the stock market than inflation in setting its policies. Oil prices jumped on production cutbacks by OPEC, which gave a boost to commodity-oriented industries.

FOURTH QUARTER 1998
This quarter really has to be broken into two parts -- the first eight days, and the rest. The period from October 1 to October 8 saw the culmination of the market downturn that began in the third quarter, on the heels of currency and economic crises in both Asia and Russia. The S&P 500 hit its near-term low on October 8, down 5.7% in just over a week and almost 20% from its July 17 high. Small stocks, as measured by the Russell 2000 Index, were down almost 15% in the first eight days of the quarter.

Then the Federal Reserve Board gave indications that it would ease the money supply in order to stabilize the domestic markets and lend a hand to overseas economies. The first actual rate cut took effect on October 15, and investor optimism drove the market back to new highs. From the October 8 low to the end of the year, the S&P 500 was up 28.6%, and the Russell 2000 did even better, turning in a 36.3% return.

All the symptoms were in place for a turn in long-term cycles as well. Large stocks had beaten small stocks for 12 of the previous 15 years, and history shows a strong pattern of small stocks outperforming when the market comes out of a steep drop.

Also true to form was the fact that the lower interest rate environment did not greatly help commodity-oriented industries such as oil refining, mining, chemicals, and lumber, which tend to benefit from inflation more than other sectors.

FIRST QUARTER 1999
With a market correction and recovery cycle already complete, and a new year on the calendar, predictions were out in full force with a few recurring themes. Among them were:

- After four consecutive years of returns between 23% and 37%, the S&P 500 would have a below-average year. Y2K concerns would make investors more cautious and earnings would take a hit as companies poured money into Y2K readiness plans.

-----------------------------------------------------------------------

- Both small and value stocks would make a comeback, after losing much ground to large growth stocks since 1994.

- Technological advances would continue to boost productivity, making continued expansion without inflationary pressures possible. There would be no need for the Federal Reserve Board to increase interest rates.

When put to the test, many of these forecasts faltered. The S&P 500 was up 5%, with its growth component leading the way by a margin of 7.0% vs. 2.7% for the value component. Small stocks were down 5.5%. And the 30-year U.S. Treasury bond yield rose from 5.10% to 5.63% from the end of December to the end of March. In other words, the experts were right on all but three of their major predictions.

The experts were actually right on one prediction. The Federal Reserve Board didn't raise rates. But they might as well have, when they said at their February meeting that they were taking a tightening bias. This could translate into a rate increase in the near future.

The experts are not necessarily losing their touch; a lot of the phenomenon can be summed up in one word, Internet. Consider the returns on the following six stocks, all of which were in excess of $10 billion at the beginning of the quarter: America Online, up 90%; Yahoo!, up 42%; Amazon.com, up 61%; @Home, up 112%; E-Bay, up 71%; and Netscape Communications, up 61%. Investors had thrown traditional valuation methods to the wind; at the beginning of the quarter, out of the stocks listed, only America Online had been showing a profit.

This type of price escalation carried over into smaller companies as well, yet it did not help small-cap managers much, due to the fact that these high-flying stocks soon exceeded the upper capitalization size limits imposed on small-cap managers.

SECOND QUARTER 1999
It was another strong quarter, with the S&P 500 up 7%, and small-cap managers overjoyed by the 15.5% rise in the Russell 2000 Index. The small-cap rally was fairly broad, with every industry group except financial services and consumer staples showing double-digit increases.

The large-cap rally was a bit more concentrated. Congressional debate on a "patient's bill of rights" sent chills throughout the entire healthcare industry. When the dust settled on June 30, three of the five biggest drags on S&P 500 performance were pharmaceutical companies such as, Pfizer, Merck, and Eli Lilly. Consumer stocks, specifically Coca-Cola, American Home Products and Gillette took hits from weak overseas sales. Small-cap consumer stocks, which tend to have far less international exposure, weathered this situation, but still rode the coattails of larger stocks on a path of underperformance.

-----------------------------------------------------------------------

Interest rates continued to rise, with the 30-year U.S. Treasury bond yield climbing another 0.36% to 5.99%, the first time in nearly two years that the 6% barrier had been threatened. This goes a long way in explaining the lackluster performance in small-cap financial services.

Once again, the story was technology and communications. Long-distance carriers and certain computer hardware companies joined the party started by the Internet stocks. Among the top ten contributors to the S&P 500 were IBM, Lucent Technologies, Hewlett Packard, Cisco Systems, Bell Atlantic, SBC Communications, Ameritech, and Texas Instruments.

THIRD QUARTER 1999
Finally, a noticeable drop in the market occurred. Wall Street soothsayers were not wrong, they were just early. The S&P 500 was down 6.15%, with the Russell 2000 Index dropping a similar 6.30%. The Federal Reserve Board made good on its earlier promise and raised interest rates on June 30.

The technology leadership continued unabated. Eight of the top ten S&P 500 contributors fit this category. But the traditional telephone businesses gave back much of their second quarter gains, and lost a lot of ground to wireless services such as Nextel and Clear Channel in the process. Along with big players such as AT&T and MCI WorldCom, consumer stocks such as, Coca-Cola, Gap and financial stocks like, Bank of America, Bank One, Charles Schwab for example, were prominent on the downside. And the Federal Reserve Board made their second interest rate increase on August 24, reminding us further of their warnings in February that they would be taking a "tightening bias."

INSTITUTIONAL CLASS
-----------------------------------------------------------------------

TOTAL RETURN(1) VS. LIPPER CATEGORY AND
LIPPER CATEGORY INDEX(2)
-------------------------------------------------------

                                          GLOBAL     HIGH
                                 BOND      BOND     YIELD
-----------------------------------------------------------
ONE YEAR
  LOOMIS SAYLES                  7.61     14.19     21.03
  Lipper Category Average        -0.99     0.19      4.84
  Rank                           2/126    5/145     5/302
  Percentile                       2        3         2
  Lipper Category Index          -0.56     0.35      5.25
THREE YEARS
  LOOMIS SAYLES                  8.22      7.23      5.01
  Lipper Category Average        5.94      3.46      5.51
  Rank                           2/71     10/118   102/165
  Percentile                       3        8         62
  Lipper Category Index          6.12      3.82      6.09
FIVE YEARS
  LOOMIS SAYLES                  11.48    11.24      N/A
  Lipper Category Average        7.68      6.32
  Rank                           1/47      1/79
  Percentile                       2        1
  Lipper Category Index          7.61      6.64
MODIFIED INCEPTION(3)
  LOOMIS SAYLES                  11.95     9.13      5.01
  Lipper Category Average        8.48      6.36      5.51
  Rank                           1/21      1/29    102/165
  Percentile                       5        3         62
  Lipper Category Index          7.82      6.50      6.09
ACTUAL INCEPTION(4)
  LOOMIS SAYLES                  11.83     9.05      5.37

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(1) Total return assumes reinvestment of dividends and capital gains distributions. Total return shown for periods of one year or less represents cumulative total return. Total return for periods greater than one year represents average annual total return. Total returns shown reflect, if any, the effect of fee waivers and/or expense reimbursements. Absent such fee waivers and/or expense reimbursements, total return would have been lower.
(2) The Lipper Category total return represents the average total return for all funds in each Fund's corresponding investment category as determined by Lipper Analytical Services, Inc. The Lipper Category Index total return represents the average total return of 30 funds in each Fund's corresponding investment category as determined by Lipper Analytical Services, Inc. Rankings are based on the total retun of each Fund for the period relative to the total return of all funds in that Fund's corresponding investment category.*
*Source: Lipper Analytical Services

-------------------------------------------------------

                                INTERMEDIATE   INVESTMENT              SHORT-
                                  MATURITY       GRADE     MUNICIPAL    TERM     U.S. GOVERNMENT
                                    BOND          BOND       BOND       BOND       SECURITIES
------------------------------------------------------------------------------------------------
ONE YEAR
  LOOMIS SAYLES                     2.98          6.53       -2.83      1.77        -3.50
  Lipper Category Average           -1.01        -0.99       -3.07      2.69        -2.66
  Rank                              8/267        5/126      122/258    90/113      133/178
  Percentile                          3            4          47         80           75
  Lipper Category Index             -0.68        -0.56       -2.57      2.93        -2.31
THREE YEARS
  LOOMIS SAYLES                      N/A          N/A        5.07       5.94         7.57
  Lipper Category Average                                    4.43       5.32         5.75
  Rank                                                      38/209      10/93       4/154
  Percentile                                                  18         11           3
  Lipper Category Index                                      4.82       5.55         5.85
FIVE YEARS
  LOOMIS SAYLES                      N/A          N/A        6.06       6.27         8.63
  Lipper Category Average                                    5.77       5.79         6.70
  Rank                                                      57/158      12/69       5/112
  Percentile                                                  36         17           4
  Lipper Category Index                                      6.09       5.91         6.63
MODIFIED INCEPTION(3)
  LOOMIS SAYLES                     4.69          7.51       6.53       5.65         8.78
  Lipper Category Average           5.36          5.15       6.36       5.19         6.66
  Rank                             168/192        2/78       32/87      7/32         1/55
  Percentile                         88            3          37         22           2
  Lipper Category Index             5.69          5.30       6.47       5.38         6.34
ACTUAL INCEPTION(4)
  LOOMIS SAYLES                     4.69          7.51       6.55       5.64         8.77

(3) Modified inception reflects the nearest Lipper reporting period following actual inception. Lipper performance is reported as of month end.
(4)  Actual Inception Dates:
    Bond Fund ...................................................   May 16, 1991
    Global Bond Fund ............................................   May 10, 1991
    High Yield Fund .......................................   September 11, 1996
    Intermediate Maturity Bond Fund ........................   December 31, 1996
    Investment Grade Bond Fund .............................   December 31, 1996
    Municipal Bond Fund .........................................   May 29, 1991
    Short-Term Bond Fund ......................................   August 3, 1992
    U.S. Government Securities Fund .............................   May 21, 1991

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES BOND FUND
-------------------------------------------------------
[PHOTO]  DANIEL J. FUSS
[PHOTO]  KATHLEEN C. GAFFNEY

KEY FUND FACTS

OBJECTIVE: High total investment return

STRATEGY: Invests in debt securities, although up to 20% of total assets may be in preferred stocks.

FUND INCEPTION DATE: 5/16/91

COMMENCEMENT OF OPERATIONS OF CLASS:
Institutional - 5/16/91, Retail - 1/2/97, Admin - 1/2/98

EXPENSE RATIO: Institutional - 0.75%, Retail - 1.00%, Admin - 1.25%

TOTAL NET ASSETS (ALL CLASSES): $1,598.9 MM

PERFORMANCE
For the 12-month period ended September 30, 1999, the Institutional, Retail and Admin Classes of the Bond Fund returned 7.61%, 7.30% and 7.11%, respectively, compared to the -1.62% return for the Fund's benchmark, the Lehman Brothers Government/ Corporate Bond Index. The average corporate debt fund BBB rated, as measured by Lipper Analytical Services, posted a total return of -0.99% for the same period.

PORTFOLIO REVIEW
In the first half of the fiscal year, diminished expectations of future interest rate cuts, rising Japanese bond yields and a stronger-than-expected domestic economy led investors to trade out of particularly rich U.S. Treasury Bonds and into other segments of the bond market. The Fund was well positioned to benefit from this transition, particularly in the Yankee (foreign issues denominated in U.S. dollars) sector, where we have been accumulating positions since July 1997. Credit upgrades in Korea and Brazil helped fuel the turnaround in Yankee bonds.

Then, beginning in 1999's second calendar quarter, concerns that inflation was re-emerging in the U.S. economy triggered a broad bond market sell-off. Spread products and BB- and BBB-rated securities fared much better than Treasuries for most of the quarter, which benefited the Fund. The Fund's underweight position in Treasuries combined with fortuitous bond selection, including Yankee bond exposure, played a large part in the Fund's relatively strong second-quarter performance.

But, sentiment quickly changed in the last three months of the fiscal year, due to expectations of higher U.S. interest rates, secondary market activity and instability among emerging market economies. Renewed fears about lower-rated bonds triggered a rally among Treasuries and higher-quality fixed-income securities. Because the Fund remains broadly diversified, it was able to benefit from this flight to quality. The Fund's Yankee bond holdings ended the fiscal year mixed, with continued advancements among Asian markets and fluctuation among Latin American countries.

PORTFOLIO POSITIONING
The hovering concern over possible interest rate hikes continues to fuel market sentiment. We feel that the Fund's diversification across sectors and countries will help maintain our focus on long-term capital appreciation and high current income.

/s/ DANIEL J. FUSS     Daniel J. Fuss
/s/ KATHLEEN C. GAFFNEY     Kathleen C. Gaffney

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1999

                                                                       SINCE
                                          1 YEAR  3 YEARS  5 YEARS  INCEPTION(A)
--------------------------------------------------------------------------------
  Loomis Sayles Bond Fund
    (Institutional)                        7.61    8.22     11.48      11.83
  Loomis Sayles Bond Fund (Retail)         7.30     NA       NA         6.63
  Loomis Sayles Bond Fund (Admin)          7.11     NA       NA         3.23
  Lipper Corp. Debt Funds BBB Rated
    Index(b)                              -0.56    6.12     7.61        7.82
  Lehman Brothers Government/Corp. Bond
    Index(c)                              -1.62    6.75     7.77        7.72

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO SEPTEMBER 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          LOOMIS SAYLES  LIPPER CORP. DEBT FUNDS        LEHMAN BROTHERS
          BOND FUND(D)       BBB RATED INDEX      GOVERNMENT/CORP. BOND INDEX
5/31/91      $10,000.00               $10,000.00                   $10,000.00
6/30/91       $9,849.40                $9,974.70                    $9,989.18
7/31/91      $10,090.36               $10,083.63                   $10,114.47
8/31/91      $10,502.01               $10,326.78                   $10,347.55
9/30/91      $10,522.09               $10,551.34                   $10,563.71
10/31/91     $10,814.79               $10,647.88                   $10,658.12
11/30/91     $10,702.24               $10,733.58                   $10,764.33
12/31/91     $10,931.19               $11,136.76                   $11,127.42
1/31/92      $11,102.16               $11,001.51                   $10,962.40
2/29/92      $11,379.98               $11,062.43                   $11,020.62
3/31/92      $11,294.50               $11,025.26                   $10,960.43
4/30/92      $11,456.07               $11,082.56                   $11,025.73
5/31/92      $11,793.98               $11,307.64                   $11,239.73
6/30/92      $11,837.58               $11,473.35                   $11,404.36
7/31/92      $12,221.61               $11,788.77                   $11,696.05
8/31/92      $12,332.72               $11,897.18                   $11,800.49
9/30/92      $12,399.38               $12,041.21                   $11,961.58
10/31/92     $12,255.16               $11,829.55                   $11,779.05
11/30/92     $12,379.75               $11,843.49                   $11,769.61
12/31/92     $12,493.01               $12,040.18                   $11,971.02
1/31/93      $12,927.13               $12,302.94                   $12,231.44
2/28/93      $13,180.37               $12,593.06                   $12,485.37
3/31/93      $13,445.67               $12,671.01                   $12,527.66
4/30/93      $13,650.50               $12,766.00                   $12,624.04
5/31/93      $13,870.67               $12,796.46                   $12,617.35
6/30/93      $14,164.23               $13,084.00                   $12,903.73
7/31/93      $14,508.41               $13,205.83                   $12,986.14
8/31/93      $14,769.71               $13,513.51                   $13,284.32
9/30/93      $14,794.60               $13,552.74                   $13,330.54
10/31/93     $15,017.94               $13,646.69                   $13,385.02
11/30/93     $15,081.20               $13,489.75                   $13,233.76
12/31/93     $15,268.65               $13,580.61                   $13,291.59
1/31/94      $15,872.95               $13,816.01                   $13,491.62
2/28/94      $15,604.37               $13,515.04                   $13,198.16
3/31/94      $15,040.36               $13,129.93                   $12,875.39
4/30/94      $14,703.08               $12,971.45                   $12,768.78
5/31/94      $14,648.47               $12,938.41                   $12,745.18
6/30/94      $14,607.51               $12,884.72                   $12,715.28
7/31/94      $14,829.91               $13,105.15                   $12,969.40
8/31/94      $15,052.08               $13,156.77                   $12,974.71
9/30/94      $14,871.57               $12,975.06                   $12,778.22
10/31/94     $14,802.86               $12,933.76                   $12,764.06
11/30/94     $14,605.11               $12,899.17                   $12,741.24
12/31/94     $14,647.04               $12,963.70                   $12,825.23
1/31/95      $14,953.10               $13,172.78                   $13,071.49
2/28/95      $15,390.33               $13,473.75                   $13,374.59
3/31/95      $15,725.54               $13,579.58                   $13,464.28
4/30/95      $16,300.03               $13,823.76                   $13,652.12
5/31/95      $17,174.30               $14,420.01                   $14,224.29
6/30/95      $17,411.39               $14,528.94                   $14,337.98
7/31/95      $17,362.17               $14,494.87                   $14,282.71
8/31/95      $17,723.25               $14,708.08                   $14,465.44
9/30/95      $18,159.56               $14,880.50                   $14,612.37
10/31/95     $18,339.88               $15,078.73                   $14,826.96
11/30/95     $18,889.62               $15,326.01                   $15,071.05
12/31/95     $19,328.18               $15,578.97                   $15,293.11
1/31/96      $19,721.35               $15,704.93                   $15,388.31
2/29/96      $19,123.73               $15,374.54                   $15,061.80
3/31/96      $19,139.46               $15,261.12                   $14,935.33
4/30/96      $18,984.47               $15,163.70                   $14,832.85
5/31/96      $19,192.21               $15,153.32                   $14,807.87
6/30/96      $19,447.89               $15,326.96                   $15,005.54
7/31/96      $19,437.62               $15,364.93                   $15,040.55
8/31/96      $19,600.14               $15,357.31                   $15,003.57
9/30/96      $20,209.12               $15,664.65                   $15,270.28
10/31/96     $20,883.67               $16,040.65                   $15,626.68
11/30/96     $21,696.46               $16,398.29                   $15,914.44
12/31/96     $21,317.55               $16,239.66                   $15,737.03
1/31/97      $21,300.33               $16,291.26                   $15,755.72
2/28/97      $21,610.28               $16,384.19                   $15,788.96
3/31/97      $21,265.89               $16,131.21                   $15,601.32
4/30/97      $21,543.36               $16,369.50                   $15,829.48
5/31/97      $22,017.03               $16,556.99                   $15,977.19
6/30/97      $22,508.25               $16,803.83                   $16,168.96
7/31/97      $23,666.09               $17,384.84                   $16,663.64
8/31/97      $23,147.72               $17,154.56                   $16,476.59
9/30/97      $23,898.46               $17,456.32                   $16,735.63
10/31/97     $23,818.20               $17,633.62                   $17,003.72
11/30/97     $23,945.18               $17,719.80                   $17,093.21
12/31/97     $24,023.77               $17,909.92                   $17,272.59
1/31/98      $24,323.36               $18,138.50                   $17,516.09
2/28/98      $24,585.51               $18,131.85                   $17,480.49
3/31/98      $24,941.28               $18,223.88                   $17,534.38
4/30/98      $25,035.65               $18,301.93                   $17,622.50
5/31/98      $25,035.65               $18,458.45                   $17,811.91
6/30/98      $25,054.67               $18,593.89                   $17,993.06
7/31/98      $24,787.52               $18,579.43                   $18,007.42
8/31/98      $23,007.31               $18,444.41                   $18,359.30
9/30/98      $23,800.67               $18,824.66                   $18,884.27
10/31/98     $23,731.20               $18,592.48                   $18,750.91
11/30/98     $25,182.10               $18,936.23                   $18,862.63
12/31/98     $25,151.93               $18,983.31                   $18,908.85
1/31/99      $25,614.98               $19,148.49                   $19,043.19
2/28/99      $25,151.93               $18,734.19                   $18,590.60
3/31/99      $26,056.98               $18,942.95                   $18,682.85
4/30/99      $26,955.08               $19,079.34                   $18,729.56
5/31/99      $26,332.70               $18,821.77                   $18,536.64
6/30/99      $26,161.02               $18,722.01                   $18,479.18
7/31/99      $25,764.42               $18,628.40                   $18,427.44
8/31/99      $25,523.63               $18,559.48                   $18,412.70
9/30/99      $25,611.19               $18,719.09                   $18,578.41

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a): Inception date of the Institutional Class of shares is May 16, 1991. Since Lipper and Lehman Brothers Government/Corporate Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail and Admin Classes of shares are December 31, 1996 and January 2, 1998, respectively.
 (b): The Lipper Corporate Debt Funds BBB Rated Index is an equally weighted index of typically the 30 largest mutual funds within the corporate debt funds BBB rated investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
 (c): Lehman Brothers Government/Corporate Bond Index is a composite of approximately 5,300 corporate and government issues with at least
      $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes of shares would be lower, due to the higher fees paid by the Retail and Admin Classes of shares.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES GLOBAL BOND FUND
-------------------------------------------------------
[PHOTO]  E. JOHN DEBEER

KEY FUND FACTS

OBJECTIVE: High total investment return

STRATEGY: Invests primarily in investment grade fixed income obligations (including convertibles) denominated in various currencies, including U.S. dollars or multicurrency units.

FUND INCEPTION DATE: 5/10/91

COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 5/10/91,
Retail - 1/2/97

EXPENSE RATIO: Institutional - 0.90%, Retail - 1.15%

TOTAL NET ASSETS (ALL CLASSES): $41.3 MM

PERFORMANCE
For the 12-month period ended September 30, 1999, the Institutional and Retail Classes of the Global Bond Fund returned 14.19% and 13.84%, respectively, compared to the 0.48% return for the Fund's benchmark, the Salomon Brothers World Government Bond Index. The average global income fund, as measured by Lipper Analytical Services, posted a total return of 0.19% for the same period.

PORTFOLIO REVIEW
We maintained a fairly balanced approach to Europe and Asia throughout the fiscal year--a strategy that has contributed to the Fund's good relative performance. We believe that growth throughout Asia is just beginning and should last for a number of years. In Europe, corporate bond offerings are growing in size, availability, diversity and liquidity. We believe that our credit research allows us to seek out good value ahead of the competition. Additionally, we believe the euro eventually will become a third reserve currency for the world.

Relative to the Lipper universe, the absence of significant holdings denominated in Japanese yen was a big factor pulling down total Fund performance. For the year ended September 30, 1999, the yen strengthened more than 22% relative to the U.S. dollar. Our modest holdings denominated in yen were hedged with forward foreign currency contracts, and the Fund did not participate in the rally. However, during that same period, our other Asian security holdings denominated in U.S. dollars have done very well and have helped the total portfolio outperform.

PORTFOLIO POSITIONING
Our overall portfolio strategy remained relatively unchanged throughout the year. The euro remains the largest currency commitment at 43.4% of the portfolio. We remain convinced that the euro will achieve international status as a reserve currency, second only to the U.S. dollar. With the advent of the new single currency, European corporate bond issuance exploded to more than 90 billion euro in the first nine months of 1999. We believe that the Asia Pacific region has begun an extended period of economic growth, this time with a more solid financial foundation. This should be good for both the credit ratios of our emerging market bond holdings and for our holdings denominated in Australian dollars and New Zealand dollars.

/s/ E. JOHN DEBEER    E. John deBeer

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1999

                                                                       SINCE
                                          1 YEAR  3 YEARS  5 YEARS  INCEPTION(A)
--------------------------------------------------------------------------------
  Loomis Sayles Global Bond Fund
    (Institutional)                       14.19    7.23     11.24       9.05
  Loomis Sayles Global Bond Fund
    (Retail)                              13.84     NA       NA         5.86
  Lipper Global Income Funds Index(b)      0.35    3.82     6.64        6.50
  Salomon Brothers World Government Bond
    Index(c)                               0.48    4.71     6.81        8.38

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO SEPTEMBER 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          LOOMIS SAYLES  LIPPER GLOBAL  SALOMON BROTHERS
           GLOBAL BOND   INCOME FUNDS   WORLD GOVERNMENT
             FUND(D)         INDEX         BOND INDEX
5/31/91      $10,000.00    $10,000.00         $10,000.00
6/30/91       $9,560.00     $9,828.52          $9,895.36
7/31/91       $9,860.00     $9,978.77         $10,106.84
8/31/91      $10,000.00    $10,124.94         $10,302.42
9/30/91      $10,530.00    $10,453.21         $10,705.51
10/31/91     $10,580.87    $10,565.90         $10,817.65
11/30/91     $10,822.03    $10,577.33         $10,986.74
12/31/91     $11,687.29    $10,939.90         $11,558.04
1/31/92      $11,266.22    $10,758.62         $11,352.74
2/29/92      $11,173.79    $10,808.43         $11,289.61
3/31/92      $11,112.17    $10,750.45         $11,169.96
4/30/92      $11,214.63    $10,832.11         $11,249.87
5/31/92      $11,603.52    $11,059.12         $11,595.12
6/30/92      $12,044.96    $11,224.89         $11,919.62
7/31/92      $12,351.14    $11,418.42         $12,197.32
8/31/92      $12,222.26    $11,491.91         $12,538.60
9/30/92      $11,846.36    $11,355.54         $12,664.43
10/31/92     $11,995.50    $11,338.39         $12,320.50
11/30/92     $11,731.86    $11,224.07         $12,124.92
12/31/92     $11,785.91    $11,325.33         $12,197.33
1/31/93      $11,808.75    $11,476.40         $12,410.13
2/28/93      $12,060.00    $11,740.16         $12,654.28
3/31/93      $12,356.93    $11,860.20         $12,848.54
4/30/93      $12,734.89    $12,004.74         $13,120.06
5/31/93      $12,815.78    $12,136.21         $13,251.63
6/30/93      $12,388.20    $12,292.18         $13,223.37
7/31/93      $12,248.94    $12,435.08         $13,263.11
8/31/93      $12,899.74    $12,733.14         $13,659.58
9/30/93      $13,190.27    $12,724.16         $13,821.73
10/31/93     $13,422.30    $12,895.64         $13,798.21
11/30/93     $13,293.91    $12,811.53         $13,699.31
12/31/93     $13,508.21    $13,094.89         $13,815.87
1/31/94      $13,764.70    $13,255.76         $13,927.13
2/28/94      $13,361.65    $12,809.90         $13,836.18
3/31/94      $13,007.46    $12,411.40         $13,816.31
4/30/94      $12,922.29    $12,315.04         $13,832.20
5/31/94      $12,637.60    $12,226.03         $13,710.79
6/30/94      $12,192.00    $12,121.51         $13,908.58
7/31/94      $12,268.06    $12,219.50         $14,019.40
8/31/94      $12,217.83    $12,221.95         $13,970.83
9/30/94      $12,155.05    $12,254.61         $14,071.93
10/31/94     $12,192.72    $12,373.83         $14,297.54
11/30/94     $12,343.40    $12,319.93         $14,101.07
12/31/94     $12,330.84    $12,151.71         $14,139.92
1/31/95      $12,255.50    $12,168.86         $14,436.61
2/28/95      $12,230.39    $12,339.53         $14,806.15
3/31/95      $11,966.70    $12,659.63         $15,685.62
4/30/95      $12,506.65    $12,965.04         $15,976.13
5/31/95      $13,260.06    $13,393.75         $16,425.58
6/30/95      $13,109.38    $13,383.13         $16,522.27
7/31/95      $13,460.97    $13,484.39         $16,561.12
8/31/95      $13,900.46    $13,435.39         $15,992.03
9/30/95      $14,176.71    $13,659.95         $16,349.20
10/31/95     $14,339.95    $13,785.71         $16,471.05
11/30/95     $14,942.68    $14,021.71         $16,657.36
12/31/95     $15,278.87    $14,308.33         $16,831.75
1/31/96      $15,641.06    $14,475.73         $16,623.80
2/29/96      $15,319.12    $14,222.59         $16,539.03
3/31/96      $15,399.61    $14,234.10         $16,516.07
4/30/96      $15,694.72    $14,355.87         $16,450.29
5/31/96      $15,788.62    $14,397.06         $16,453.82
6/30/96      $16,150.81    $14,537.19         $16,583.18
7/31/96      $16,123.98    $14,686.07         $16,901.06
8/31/96      $16,298.37    $14,819.77         $16,966.84
9/30/96      $16,792.29    $15,101.40         $17,035.71
10/31/96     $17,196.92    $15,407.18         $17,354.47
11/30/96     $17,736.43    $15,782.10         $17,583.17
12/31/96     $17,573.83    $15,742.44         $17,441.01
1/31/97      $17,360.38    $15,607.92         $16,974.79
2/28/97      $17,644.98    $15,619.47         $16,847.64
3/31/97      $17,488.45    $15,425.36         $16,719.61
4/30/97      $17,403.07    $15,469.84         $16,573.03
5/31/97      $17,801.50    $15,691.66         $17,023.36
6/30/97      $18,199.93    $15,882.34         $17,226.45
7/31/97      $18,399.15    $16,015.79         $17,092.23
8/31/97      $18,185.70    $15,934.35         $17,082.08
9/30/97      $18,555.68    $16,273.69         $17,445.88
10/31/97     $18,299.54    $16,257.04         $17,807.91
11/30/97     $18,242.62    $16,258.18         $17,534.62
12/31/97     $17,979.31    $16,311.58         $17,481.64
1/31/98      $18,374.46    $16,432.35         $17,651.62
2/28/98      $18,724.02    $16,573.38         $17,795.11
3/31/98      $18,511.25    $16,643.23         $17,618.95
4/30/98      $18,754.42    $16,775.47         $17,900.63
5/31/98      $18,693.63    $16,755.52         $17,942.57
6/30/98      $18,313.68    $16,705.16         $17,969.06
7/31/98      $18,480.86    $16,777.92         $17,992.90
8/31/98      $17,386.60    $16,175.68         $18,482.97
9/30/98      $18,131.31    $16,839.05         $19,465.75
10/31/98     $19,164.78    $16,982.64         $20,042.35
11/30/98     $19,955.08    $17,161.97         $19,759.45
12/31/98     $19,883.18    $17,343.94         $20,157.30
1/31/99      $20,277.56    $17,380.82         $19,972.23
2/28/99      $19,998.21    $16,934.97         $19,330.33
3/31/99      $20,655.51    $17,069.81         $19,379.10
4/30/99      $21,460.70    $17,225.15         $19,371.35
5/31/99      $20,934.86    $16,880.64         $19,045.91
6/30/99      $20,704.81    $16,721.96         $18,712.61
7/31/99      $20,803.40    $16,780.49         $19,171.07
8/31/99      $20,556.92    $16,745.25         $19,259.25
9/30/99      $20,704.81    $16,895.96         $19,559.70

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a): Inception date of the Institutional Class of shares is May 10, 1991. Since Lipper and Salomon Brothers World Government Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail Class of shares is December 31, 1996.
 (b): The Lipper Global Income Funds Index is an equally weighted index of typically the 30 largest mutual funds within the global income funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
 (c): Salomon Brothers World Government Bond Index is a capitalization-weighted index which tracks the performance of 14 government bond markets. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES HIGH YIELD FUND
-------------------------------------------------------
[PHOTO]  DANIEL J. FUSS
[PHOTO]  KATHLEEN C. GAFFNEY

KEY FUND FACTS

OBJECTIVE: High total investment return

STRATEGY: Invests in debt securities, although up to 20% of total assets may be in preferred stocks and up to 10% in common stocks. The Fund normally invests at least 65% of its assets in fixed income securities of below investment grade quality.

FUND INCEPTION DATE: 9/11/96

COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 9/11/96

EXPENSE RATIO: Institutional - 0.75%

TOTAL NET ASSETS: $20.1 MM

PERFORMANCE
For the 12-month period ended September 30, 1999, the Institutional Class of the High Yield Fund returned 21.03% compared to the 3.37% return for the Fund's benchmark, the Merrill Lynch High Yield Master Index. The average high current yield fund, as measured by Lipper Analytical Services, posted a total return of 4.84% for the same period.

PORTFOLIO REVIEW
The Fund's strong relative performance during the fiscal year was, in general, due to the return of liquidity to many of the smaller, lesser-known bonds in the portfolio. In addition, certain successful issue and sector selections contributed to solid performance. Specifically, the Fund's sizeable positions in the Yankee (foreign issues in U.S. dollars), telecommunications (competitive local exchange carriers, in particular) and energy sectors had a meaningful impact on performance. As industry fundamentals improved in each of these respective sectors previously shunned by investors, risk premiums compressed to U.S. Treasury Bonds allowing for some significant capital appreciation.

Asian bond markets maintained their summer rally behind a strong Japanese yen, Korean restructuring and a possible upgrade in the debt ratings for Malaysia and Thailand. We currently maintain an overweight position in Thai fixed-income securities, as positive financial and corporate restructuring progress provide plenty of opportunity. Canadian government and provincial debt remained stable enabling Canada to sustain its strong credit profile, liquidity and call protection during this period.

PORTFOLIO POSITIONING
As the third calendar quarter of 1999 drew to a close, average yields for high-yield bonds rose to 11.62%, the high for the year. Although the high-yield market has outperformed Treasuries year-to-date, Treasury yields moved slightly higher in the third quarter. In terms of cash flows, eight of the past 10 weeks (at third-quarter-end) have seen high-yield outflows totaling $2.3 billion. Nonetheless, we remain optimistic going into the fourth quarter, as the period from November through February traditionally is the strongest for high-yield total returns.

We feel that the Fund's diversification across sectors and countries will help maintain our focus on long-term capital appreciation potential and high current income.

/s/ DANIEL J. FUSS    Daniel J. Fuss
/s/ KATHLEEN C. GAFFNEY    Kathleen C. Gaffney

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1999

                                                              SINCE
                                          1 YEAR  3 YEARS  INCEPTION(A)
-----------------------------------------------------------------------
  Loomis Sayles High Yield Fund
    (Institutional)                       21.03    5.01        5.37
  Lipper High Current Yield Funds
    Index(b)                               5.25    6.09        6.09
  Merrill Lynch High Yield Master
    Index(c)                               3.37    6.90        6.90

CUMULATIVE PERFORMANCE - SEPTEMBER 30, 1996 TO SEPTEMBER 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FUND NAME   LIPPER HIGH       LOOMIS       MERRILL LYNCH
           CURRENT YIELD      SAYLES        HIGH YIELD
            FUNDS INDEX   HIGH YIELD FUND  MASTER INDEX
09/30/96       10,000.00        10,000.00      10,000.00
10/31/96       10,047.67         9,930.90      10,109.59
11/30/96       10,220.81        10,148.08      10,313.98
12/31/96       10,346.76        10,172.76      10,393.34
01/31/97       10,449.36        10,192.88      10,473.21
02/28/97       10,624.81        10,213.00      10,620.13
03/31/97       10,394.67        10,152.63      10,502.18
04/30/97       10,483.20        10,211.89      10,621.71
05/31/97       10,760.60        10,489.28      10,835.77
06/30/97       10,944.94        10,756.39      11,000.74
07/31/97       11,236.88        11,265.10      11,264.73
08/31/97       11,262.43        11,275.56      11,245.02
09/30/97       11,535.21        11,662.57      11,431.28
10/31/97       11,489.98        11,354.51      11,507.14
11/30/97       11,573.40        11,482.45      11,616.05
12/31/97       11,709.83        11,332.64      11,726.27
01/31/98       11,937.33        11,399.83      11,900.91
02/28/98       12,049.84        11,724.58      11,950.02
03/31/98       12,224.48        12,082.92      12,053.00
04/30/98       12,262.63        12,029.40      12,110.25
05/31/98       12,249.08        11,766.40      12,194.57
06/30/98       12,270.58        11,514.83      12,254.96
07/31/98       12,354.29        11,383.71      12,324.85
08/31/98       11,412.85         9,673.81      11,793.02
09/30/98       11,344.42         9,568.41      11,816.54
10/31/98       11,086.88         9,752.98      11,622.41
11/30/98       11,737.92        10,533.22      12,151.76
12/31/98       11,701.27        10,289.90      12,155.79
01/31/99       11,913.20        10,583.17      12,275.98
02/28/99       11,865.26        10,608.67      12,182.35
03/31/99       12,074.45        11,118.00      12,287.33
04/30/99       12,387.18        11,842.76      12,287.33
05/31/99       12,151.82        11,554.87      12,392.91
06/30/99       12,153.04        11,816.59      12,369.36
07/31/99       12,156.68        11,714.44      12,387.91
08/31/99       12,033.90        11,526.15      12,266.51
09/30/99       11,940.04        11,579.95      12,214.99

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a): Inception date of the Institutional Class of shares is September 11, 1996. Since Lipper and Merrill Lynch High Yield Master Index performance data is not available coincident with this date, comparative performance is presented from September 30, 1996.
 (b): The Lipper High Current Yield Funds Index is an equally weighted index of typically the 30 largest mutual funds within the high current yield funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
 (c): Merrill Lynch High Yield Master Index consists of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND
-------------------------------------------------------
[PHOTO]  ANTHONY J. WILKINS

KEY FUND FACTS

OBJECTIVE: High total investment return

STRATEGY: Invests in investment grade debt securities, with a dollar-weighted average maturity between three and ten years.

FUND INCEPTION DATE: 12/31/96

COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 1/2/97,
Retail - 1/2/97

EXPENSE RATIO: Institutional - 0.55%, Retail - 0.80%

TOTAL NET ASSETS (ALL CLASSES): $10.8 MM

PERFORMANCE
For the 12-month period ended September 30, 1999, the Institutional and Retail Classes of the Intermediate Maturity Bond Fund returned 2.98% and 2.62%, respectively, compared to the 0.63% return for the Fund's benchmark, the Lehman Brothers Government/Corporate Intermediate Bond Index. The average intermediate investment grade debt funds, as measured by Lipper Analytical Services, posted a total return of -1.01% for the same period.

PORTFOLIO REVIEW
Early in the fiscal year, a massive, global "flight to quality" rocked the bond market, causing Treasuries to outperform all other sectors of the bond market. But, after a series of three Federal Reserve Board interest rate cuts in late 1998, liquidity was restored to the market. This, coupled with a stronger-than-expected U.S. economy and diminishing expectations of additional rate cuts, caused investors to trade out of expensive Treasuries and seek value in the spread sectors. The Fund benefited from this shifting sentiment, as its mortgage- and asset-backed securities holdings outperformed similar-duration Treasuries during the first calendar quarter of 1999.

During the second and third calendar quarters of 1999, inflation concerns emerged, and the Federal Reserve reversed its course with a series of rate hikes. In anticipation of these rate increases, the bond market experienced a sell off. Despite this period, the Fund performed well due to the yield advantages among certain non-Treasury securities and the narrowing of credit spreads. Additionally, higher-quality, shorter-term securities tended to fare the best, which helped the Fund's performance.

Throughout the fiscal year, the Fund's modest Yankee bond (foreign issues denominated in U.S. dollars) allocation also enhanced returns. Bolstered by the successful recoveries in Korea, Southeast Asia and select Latin American credits, these securities excelled throughout the one-year period.

PORTFOLIO POSITIONING
We will continue to focus on identifying undervalued credits in an effort to create a flexible balance between high current income and the potential for capital appreciation. Because of the Fund's maturity and quality parameters, our approach generally results in a shorter-maturity, higher-quality portfolio that attempts to provide above-average yield and call protection. The Fund's duration remains slightly longer than that of the benchmark index as we attempt to capture additional yield further out on the yield curve and enhance capital return potential should yield spreads narrow.

/s/ ANTHONY J. WILKINS    Anthony J. Wilkins

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1999

                                                     SINCE
                                          1 YEAR  INCEPTION(A)
--------------------------------------------------------------
  Loomis Sayles Intermediate Maturity
    Bond Fund (Institutional)              2.98       4.69
  Loomis Sayles Intermediate Maturity
    Bond Fund (Retail)                     2.62       4.44
  Lipper Intermediate Investment Grade
    Debt Funds Index(b)                   -0.68       5.69
  Lehman Brothers Government/Corp.
    Intermediate Bond Index(c)             0.63       5.99

CUMULATIVE PERFORMANCE - DECEMBER 31, 1996 TO SEPTEMBER 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/96  LOOMIS SAYLES INTERMEDIATE  LIPPER INTERMEDIATE INVESTMENT      LEHMAN BROTHERS GOVERNMENT
            MATURITY BOND FUND(D)         GRADE DEBT FUNDS INDEX      /CORPORATE INTERMEDIATE BOND INDEX
                  $10,000.00                    $10,000.00                        $10,000.00
1/31/97                   $10,060.00                      $10,031.01                          $10,038.86
2/28/97                   $10,080.00                      $10,055.69                          $10,058.04
3/31/97                    $9,990.00                       $9,947.62                           $9,988.64
4/30/97                   $10,106.37                      $10,083.94                          $10,105.99
5/31/97                   $10,228.01                      $10,173.64                          $10,189.90
6/30/97                   $10,339.51                      $10,293.97                          $10,282.90
7/31/97                   $10,574.08                      $10,566.36                          $10,492.11
8/31/97                   $10,502.36                      $10,470.18                          $10,439.37
9/30/97                   $10,625.31                      $10,621.03                          $10,560.76
10/31/97                  $10,585.81                      $10,748.79                          $10,677.73
11/30/97                  $10,606.57                      $10,780.37                          $10,701.33
12/31/97                  $10,642.54                      $10,878.47                          $10,786.88
1/31/98                   $10,759.26                      $11,022.64                          $10,928.20
2/28/98                   $10,812.31                      $11,006.71                          $10,919.87
3/31/98                   $10,918.42                      $11,047.36                          $10,954.95
4/30/98                   $10,969.02                      $11,098.97                          $11,009.84
5/31/98                   $11,022.90                      $11,199.06                          $11,090.60
6/30/98                   $11,033.68                      $11,288.28                          $11,161.39
7/31/98                   $11,059.37                      $11,311.38                          $11,200.76
8/31/98                   $10,895.12                      $11,464.61                          $11,376.79
9/30/98                   $11,015.57                      $11,721.63                          $11,662.59
10/31/98                  $10,968.82                      $11,626.79                          $11,651.11
11/30/98                  $11,080.18                      $11,684.76                          $11,650.23
12/31/98                  $11,067.60                      $11,734.76                          $11,697.04
1/31/99                   $11,124.95                      $11,807.56                          $11,761.27
2/28/99                   $11,033.20                      $11,596.80                          $11,588.40
3/31/99                   $11,228.17                      $11,688.01                          $11,674.84
4/30/99                   $11,408.85                      $11,727.75                          $11,711.03
5/31/99                   $11,280.53                      $11,608.13                          $11,620.86
6/30/99                   $11,303.87                      $11,568.66                          $11,628.99
7/31/99                   $11,272.93                      $11,528.17                          $11,618.53
8/31/99                   $11,201.74                      $11,515.49                          $11,627.82
9/30/99                   $11,344.13                      $11,642.16                          $11,735.96

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a):Inception date of the Institutional and Retail Classes of shares is December 31, 1996.
 (b):The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted index of typically the 30 largest mutual funds within the intermediate investment grade debt funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
 (c):Lehman Brothers Government/Corporate Intermediate Bond Index consists of those bonds held within the Lehman Brothers Government/Corporate Bond Index which have an average maturity of 1-10 years. The Lehman Brothers Government/Corporate Bond Index consists of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.
(d):Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE BOND FUND
-------------------------------------------------------
[PHOTO]  DANIEL J. FUSS

KEY FUND FACTS

OBJECTIVE: High total investment return

STRATEGY: Invests in investment grade debt securities, including convertibles, although up to 20% of assets may be in preferred stocks.

FUND INCEPTION DATE: 12/31/96

COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 1/2/97,
Retail - 1/2/97, J - 5/24/99

EXPENSE RATIO: Institutional - 0.55%, Retail - 0.80%, J -1.30%

TOTAL NET ASSETS (ALL CLASSES): $21.3 MM

PERFORMANCE
For the period ended September 30, 1999, the Institutional, Retail and J Classes of the Investment Grade Bond Fund returned 6.53%, 6.23% and -1.45%, respectively, compared to the -1.62% return for the Fund's benchmark, the Lehman Brothers Government/Corporate Bond Index. The average corporate debt fund BBB rated, as measured by Lipper Analytical Services, posted a total return of -0.99% for the same period.

PORTFOLIO REVIEW
The Fund's fiscal year began with a series of initial Federal Reserve Board interest rate cuts, which put an end to the "flight to quality", or the preference toward buying higher credits to minimize credit risk. The Federal Reserve rate cuts brought liquidity back to the market, and investors shifted their focus from Treasuries to other sectors of the bond market. The Fund was positioned nicely to capitalize on the resulting resurgence of corporate credit spreads.

But, as the second half of the Fund's fiscal year unfolded, stronger-than-expected U.S. economic growth re-ignited inflationary fears, and bond market yields moved upward. Treasuries and higher-quality bonds performed more consistently with the broader bond market, and the Fund was well positioned to take advantage of the flight to quality. Rising oil prices and firming overseas economies contributed to strong performance of the Fund's energy-related holdings as well as its modest Yankee (foreign securities denominated in U.S. dollars) position.

Throughout the 12-month period, the Fund's considerable position in Canadian government and provincial debt proved beneficial, as the outlook for Canada's commodity-sensitive economy brightened and the country's currency strengthened. In addition, the Fund's energy, industrial (paper, home builders) and Yankee bond positions offered significant positive contributions to the Fund's performance.

PORTFOLIO POSITIONING
The Fund continues to stay true to its long-term investment strategy of buying long-term discounted corporate bonds for the added yield and call protection they should provide. We believe that the corporate bond market remains attractive from a valuation standpoint and are excited about the opportunities available in the months ahead. But we also recognize that this market may be more difficult to navigate than in the past.

/s/ DANIEL J. FUSS    Daniel J. Fuss

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1999

                                                     SINCE
                                          1 YEAR  INCEPTION(A)
--------------------------------------------------------------
  Loomis Sayles Investment Grade Bond
    Fund (Institutional)                   6.53       7.51
  Loomis Sayles Investment Grade Bond
    Fund (Retail)                          6.23       7.24
  Loomis Sayles Investment Grade Bond
    Fund (J Class)(b)                       NA       -4.88
  Lipper Corporate Debt Funds BBB Rated
    Index(c)                              -0.56       5.30
  Lehman Brothers Government/Corp. Bond
    Index(d)                              -1.62       6.22

CUMULATIVE PERFORMANCE - DECEMBER 31, 1996 TO SEPTEMBER 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           LOOMIS SAYLES    LIPPER CORPORATE DEBT  LEHMAN BROTHERS GOVERNMENT
          INVESTMENT GRADE     FUNDS BBB RATED            /CORP. BOND
           BOND FUND (E)            INDEX                    INDEX
12/31/96        $10,000.00             $10,000.00                  $10,000.00
1/31/97          $9,950.00             $10,031.77                  $10,011.87
2/28/97         $10,150.00             $10,088.99                  $10,032.99
3/31/97          $9,940.00              $9,933.21                   $9,913.75
4/30/97         $10,132.65             $10,079.95                  $10,058.73
5/31/97         $10,325.17             $10,195.40                  $10,152.59
6/30/97         $10,598.75             $10,347.40                  $10,274.45
7/31/97         $11,280.87             $10,705.18                  $10,588.79
8/31/97         $10,971.81             $10,563.38                  $10,469.93
9/30/97         $11,280.88             $10,749.20                  $10,634.54
10/31/97        $11,443.30             $10,858.37                  $10,804.90
11/30/97        $11,422.42             $10,911.44                  $10,861.77
12/31/97        $11,450.61             $11,028.51                  $10,975.76
1/31/98         $11,569.55             $11,169.26                  $11,130.49
2/28/98         $11,601.99             $11,165.16                  $11,107.87
3/31/98         $11,742.55             $11,221.83                  $11,142.12
4/30/98         $11,785.12             $11,269.89                  $11,198.11
5/31/98         $11,861.93             $11,366.27                  $11,318.47
6/30/98         $11,839.98             $11,449.67                  $11,433.58
7/31/98         $11,700.18             $11,440.77                  $11,442.70
8/31/98         $11,198.74             $11,357.63                  $11,666.30
9/30/98         $11,455.03             $11,591.78                  $11,999.89
10/31/98        $11,347.42             $11,448.81                  $11,915.15
11/30/98        $11,723.01             $11,660.48                  $11,986.14
12/31/98        $11,829.13             $11,689.47                  $12,015.51
1/31/99         $12,018.21             $11,791.19                  $12,100.88
2/28/99         $11,876.40             $11,536.07                  $11,813.29
3/31/99         $12,148.20             $11,664.62                  $11,871.91
4/30/99         $12,432.57             $11,748.61                  $11,901.59
5/31/99         $12,336.56             $11,590.00                  $11,779.00
6/30/99         $12,288.56             $11,528.57                  $11,742.49
7/31/99         $12,077.71             $11,470.93                  $11,709.61
8/31/99         $12,036.38             $11,428.49                  $11,700.24
9/30/99         $12,203.04             $11,526.77                  $11,805.54

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a): Inception date of the Institutional and Retail Classes of shares is December 31, 1996. Inception date of the J Class is May 24, 1999.
 (b): Performance for J Class shares includes the effect of the maximum 3.50% front end sales charge.
 (c): The Lipper Corporate Debt Funds BBB Rated Index is an equally weighted index of typically the 30 largest mutual funds within the corporate debt funds BBB rated investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
(d): Lehman Brothers Government/Corporate Bond Index consists of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.
 (e): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and J Classes of shares would, due to the higher fees paid by the Retail and J Classes of shares, be lower. J Class of shares are not offered for sale in United States and are not eligible for sale to U.S. investors.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES MUNICIPAL BOND FUND
-------------------------------------------------------
[PHOTO]  MARTHA F. HODGMAN

KEY FUND FACTS

OBJECTIVE: Current income

STRATEGY: Invests in fixed income securities the income of which is exempt from federal income tax.

FUND INCEPTION DATE: 5/29/91

COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 5/29/91

EXPENSE RATIO: Institutional - 0.54%

TOTAL NET ASSETS: $9.8 MM

PERFORMANCE
For the 12-month period ended September 30, 1999, the Municipal Bond Fund returned -2.83% compared to the -0.70% return for the Fund's benchmark, the Lehman Brothers Municipal Bond Index. The average general municipal debt fund, as measured by Lipper Analytical Services, posted a total return of -3.07% for the same period.

PORTFOLIO REVIEW
For the municipal market, issue structure (coupon and maturity) and exposure along the yield curve were particularly important during the year. In the beginning of the year, investors sold securities that were purchased last fall when municipals lagged U.S. Treasury Bonds during the flight-to-quality rally. That selling put downward pressure on the intermediate and long ends of the yield curve. Then, property and casualty companies slowed their municipal securities purchases, due to weaker earnings, which put additional pressure on the intermediate area.

Mutual funds largely saw net redemptions during the year, which reduced demand for long-term municipal securities. And, as interest rates rose, discount bonds began to trade through "de minimis" (whereby under certain circumstances the gain on a discount bond could be taxed at federal income tax rates rather than capital gains rates), and buyers required even higher yields to compensate for the additional tax burden.

As such, the Fund's exposure to long discount bonds hindered results, as did its exposure to the intermediate portion of the yield curve. The winners in the portfolio were very short-maturity securities.

PORTFOLIO POSITIONING
Late in the fiscal year, as the market traded off and the yield curve steepened, we took the opportunity to add shorter maturity securities at wider spreads. We added inexpensive new issues from specialty states of Massachusetts and California because investors often pay more when supply is scarce. Our overall strategy remains to identify issues we believe provide extra yield and good call protection.

/s/ MARTHA F. HODGMAN    Martha F. Hodgman

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1999

                                                                       SINCE
                                          1 YEAR  3 YEARS  5 YEARS  INCEPTION(A)
--------------------------------------------------------------------------------
  Loomis Sayles Municipal Bond Fund
    (Institutional)                       -2.83    5.07     6.06        6.55
  Lipper General Municipal Debt Funds
    Index(b)                              -2.57    4.82     6.09        6.47
  Lehman Brothers Municipal Bond
    Index(c)                              -0.70    5.58     6.77        6.95

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO SEPTEMBER 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           LIPPER GENERAL   LOOMIS SAYLES  LEHMAN BROTHERS MUNICIPAL
             MUNICIPAL        MUNICIPAL           BOND INDEX
          DEBT FUNDS INDEX    BOND FUND
5/31/91         $10,000.00     $10,000.00                 $10,000.00
6/30/91          $9,971.05     $10,010.56                  $9,990.14
7/31/91         $10,096.80     $10,131.13                 $10,111.76
8/31/91         $10,227.97     $10,300.36                 $10,245.06
9/30/91         $10,366.08     $10,418.25                 $10,378.73
10/31/91        $10,462.88     $10,527.58                 $10,471.86
11/30/91        $10,475.85     $10,521.37                 $10,501.08
12/31/91        $10,727.34     $10,780.40                 $10,726.42
1/31/92         $10,720.71     $10,763.94                 $10,750.89
2/29/92         $10,735.79     $10,796.51                 $10,754.54
3/31/92         $10,741.22     $10,777.01                 $10,758.56
4/30/92         $10,842.54     $10,876.56                 $10,854.25
5/31/92         $10,992.71     $11,058.32                 $10,982.08
6/30/92         $11,199.57     $11,236.95                 $11,166.15
7/31/92         $11,593.09     $11,706.58                 $11,501.05
8/31/92         $11,407.03     $11,499.54                 $11,388.93
9/30/92         $11,453.17     $11,540.57                 $11,463.43
10/31/92        $11,251.13     $11,315.39                 $11,350.58
11/30/92        $11,537.00     $11,668.34                 $11,554.01
12/31/92        $11,682.05     $11,791.00                 $11,671.98
1/31/93         $11,819.56     $11,921.59                 $11,807.84
2/28/93         $12,292.99     $12,367.41                 $12,234.78
3/31/93         $12,151.56     $12,175.86                 $12,105.49
4/30/93         $12,280.32     $12,343.79                 $12,227.47
5/31/93         $12,344.85     $12,413.08                 $12,296.13
6/30/93         $12,562.57     $12,625.39                 $12,501.75
7/31/93         $12,555.63     $12,593.83                 $12,517.82
8/31/93         $12,838.18     $12,895.50                 $12,778.59
9/30/93         $12,986.24     $13,065.25                 $12,924.31
10/31/93        $13,007.35     $13,079.76                 $12,949.14
11/30/93        $12,876.48     $12,915.43                 $12,834.83
12/31/93        $13,134.31     $13,148.62                 $13,105.82
1/31/94         $13,279.36     $13,311.06                 $13,255.56
2/28/94         $12,953.99     $12,971.03                 $12,912.26
3/31/94         $12,412.10     $12,422.09                 $12,386.35
4/30/94         $12,453.11     $12,493.49                 $12,491.53
5/31/94         $12,562.87     $12,647.37                 $12,599.63
6/30/94         $12,483.56     $12,580.59                 $12,522.57
7/31/94         $12,698.87     $12,828.92                 $12,752.29
8/31/94         $12,739.28     $12,833.05                 $12,796.48
9/30/94         $12,542.07     $12,614.10                 $12,608.76
10/31/94        $12,302.34     $12,358.95                 $12,384.88
11/30/94        $12,049.34     $12,138.90                 $12,160.64
12/31/94        $12,341.54     $12,441.29                 $12,428.34
1/31/95         $12,716.67     $12,803.74                 $12,783.70
2/28/95         $13,096.02     $13,179.95                 $13,155.49
3/31/95         $13,216.94     $13,255.70                 $13,306.69
4/30/95         $13,216.94     $13,259.59                 $13,322.39
5/31/95         $13,639.11     $13,663.99                 $13,747.50
6/30/95         $13,486.22     $13,498.68                 $13,627.34
7/31/95         $13,573.97     $13,613.68                 $13,756.26
8/31/95         $13,728.67     $13,742.11                 $13,930.83
9/30/95         $13,815.21     $13,833.93                 $14,018.85
10/31/95        $14,034.14     $14,049.22                 $14,222.64
11/30/95        $14,313.68     $14,339.65                 $14,458.94
12/31/95        $14,478.02     $14,499.23                 $14,597.72
1/31/96         $14,547.68     $14,616.36                 $14,708.02
2/29/96         $14,442.44     $14,468.96                 $14,608.68
3/31/96         $14,220.89     $14,231.95                 $14,422.05
4/30/96         $14,160.83     $14,159.75                 $14,381.15
5/31/96         $14,169.93     $14,163.82                 $14,375.67
6/30/96         $14,301.26     $14,283.26                 $14,532.35
7/31/96         $14,424.49     $14,454.76                 $14,663.83
8/31/96         $14,416.69     $14,420.77                 $14,660.54
9/30/96         $14,636.67     $14,603.17                 $14,865.43
10/31/96        $14,799.60     $14,776.88                 $15,033.43
11/30/96        $15,058.82     $15,069.52                 $15,308.80
12/31/96        $14,996.02     $14,982.58                 $15,244.16
1/31/97         $14,993.81     $14,991.65                 $15,273.01
2/28/97         $15,125.58     $15,120.86                 $15,413.25
3/31/97         $14,938.98     $14,902.12                 $15,207.63
4/30/97         $15,067.50     $15,032.05                 $15,335.09
5/31/97         $15,283.83     $15,283.49                 $15,565.91
6/30/97         $15,464.72     $15,441.56                 $15,731.72
7/31/97         $15,928.56     $15,949.90                 $16,167.42
8/31/97         $15,747.33     $15,726.37                 $16,015.86
9/30/97         $15,945.22     $15,955.67                 $16,205.77
10/31/97        $16,051.02     $16,033.62                 $16,310.22
11/30/97        $16,142.63     $16,153.02                 $16,406.27
12/31/97        $16,404.24     $16,455.78                 $16,645.49
1/31/98         $16,561.95     $16,617.99                 $16,817.14
2/28/98         $16,561.73     $16,597.65                 $16,822.25
3/31/98         $16,579.09     $16,576.71                 $16,837.22
4/30/98         $16,478.30     $16,455.32                 $16,761.25
5/31/98         $16,745.73     $16,761.84                 $17,026.40
6/30/98         $16,805.82     $16,811.63                 $17,093.60
7/31/98         $16,838.72     $16,847.65                 $17,136.33
8/31/98         $17,101.18     $17,172.35                 $17,401.11
9/30/98         $17,304.18     $17,430.73                 $17,618.05
10/31/98        $17,241.06     $17,348.88                 $17,617.68
11/30/98        $17,298.99     $17,398.10                 $17,679.40
12/31/98        $17,329.29     $17,471.25                 $17,723.96
1/31/99         $17,518.43     $17,715.11                 $17,934.69
2/28/99         $17,419.54     $17,556.27                 $17,856.53
3/31/99         $17,427.46     $17,514.00                 $17,881.00
4/30/99         $17,476.26     $17,580.27                 $17,925.70
5/31/99         $17,352.18     $17,403.19                 $17,821.73
6/30/99         $17,078.01     $17,058.01                 $17,565.10
7/31/99         $17,108.75     $17,170.74                 $17,628.33
8/31/99         $16,905.16     $16,991.64                 $17,487.31
9/30/99         $16,861.20     $16,934.64                 $17,494.30

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a): Inception date of the Loomis Sayles Municipal Bond Fund is May 29, 1991. Since Lipper and Lehman Brothers Municipal Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991.
 (b): The Lipper General Municipal Debt Funds Index is an equally weighted index of typically the 30 largest mutual funds within the general municipal debt funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
 (c): Lehman Brothers Municipal Bond Index is computed from prices on approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligations bonds, 27% insured and 13% prerefunded bonds. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES SHORT-TERM BOND FUND
-------------------------------------------------------
[PHOTO]  JOHN HYLL

KEY FUND FACTS

OBJECTIVE: High total investment return

STRATEGY: Invest in debt securities (including convertibles), although up to 20% may be invested in non-convertible preferred stocks.

FUND INCEPTION DATE: 8/3/92

COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 8/3/92,
Retail - 1/2/97

EXPENSE RATIO: Institutional - 0.27%, Retail - 0.52%

TOTAL NET ASSETS (ALL CLASSES): $27.6 MM

PERFORMANCE
For the 12-month period ended September 30, 1999, the Institutional and Retail classes of the Short-Term Bond Fund returned 1.77% and 1.41%, respectively, compared to the 3.34% return for the Fund's benchmark, the Lehman Brothers 1-3 Year Government/Corporate Bond Index. The average short investment grade debt fund, as measured by Lipper Analytical Services, posted a total return of 2.69% for the same period.

PORTFOLIO REVIEW
Interest rates increased throughout the fiscal year, as the U.S. economy showed unanticipated strength, which prompted the Federal Reserve Board eventually to take action in the form of interest rate hikes. The five-year Treasury bond remained a consistently poor performer throughout the period.

The Fund's longer average maturity lowered performance during this period of rising interest rates. While the Fund's allocation to mortgage and corporate (particularly those in the energy and cyclical sectors) securities, as well as its high yield advantage relative to the index, boosted returns, strong performance in these sectors was not sufficient to overcome the negative effects of rising interest rates.

PORTFOLIO POSITIONING
We continue to focus on asset selection to add value. As spreads have widened, we have looked to corporate securities in the financial sector, for example, which have been hurt by rising interest rates. We have allocated a smaller percentage of the Fund to hold mortgage-related securities than our competitors, and we are paying particular attention to call protection in this area and throughout the portfolio.

/s/ JOHN HYLL    John Hyll

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1999

                                                                       SINCE
                                          1 YEAR  3 YEARS  5 YEARS  INCEPTION(A)
--------------------------------------------------------------------------------
  Loomis Sayles Short-Term Bond Fund
    (Institutional)                        1.77    5.94     6.27        5.64
  Loomis Sayles Short-Term Bond Fund
    (Retail)                               1.41     NA       NA         5.39
  Lipper Short Investment Grade Debt
    Funds Index(b)                         2.93    5.55     5.91        5.38
  Lehman Brothers 1-3 Year
    Government/Corp. Bond Index(c)         3.34    6.02     6.41        5.54

CUMULATIVE PERFORMANCE - AUGUST 31, 1992 TO SEPTEMBER 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

8/31/92   LOOMIS SAYLES SHORT-  LIPPER SHORT INVESTMENT  LEHMAN BROTHERS 1-3 YEAR GOVERNMENT
           TERM BOND FUND(D)    GRADE DEBT FUNDS INDEX            /CORP. BOND INDEX
               $10,000.00             $10,000.00                     $10,000.00
9/30/92             $10,103.39               $10,066.20                           $10,095.00
10/31/92            $10,020.09               $10,010.68                           $10,034.43
11/30/92             $9,983.81               $10,024.20                           $10,020.38
12/31/92            $10,051.82               $10,100.37                           $10,114.57
1/31/93             $10,180.95               $10,219.25                           $10,222.80
2/28/93             $10,334.15               $10,329.58                           $10,306.63
3/31/93             $10,377.21               $10,380.13                           $10,339.61
4/30/93             $10,441.85               $10,434.94                           $10,404.75
5/31/93             $10,443.45               $10,454.16                           $10,380.82
6/30/93             $10,518.66               $10,543.85                           $10,459.71
7/31/93             $10,542.21               $10,602.93                           $10,483.77
8/31/93             $10,638.66               $10,699.03                           $10,571.83
9/30/93             $10,668.67               $10,733.91                           $10,605.67
10/31/93            $10,721.46               $10,788.01                           $10,630.06
11/30/93            $10,720.34               $10,793.00                           $10,633.25
12/31/93            $10,750.98               $10,862.76                           $10,676.84
1/31/94             $10,825.43               $10,933.94                           $10,745.17
2/28/94             $10,758.66               $10,872.72                           $10,679.63
3/31/94             $10,702.39               $10,790.15                           $10,624.09
4/30/94             $10,669.83               $10,748.15                           $10,583.72
5/31/94             $10,686.38               $10,760.25                           $10,598.54
6/30/94             $10,729.21               $10,768.79                           $10,626.10
7/31/94             $10,839.61               $10,830.72                           $10,722.79
8/31/94             $10,894.47               $10,888.38                           $10,759.25
9/30/94             $10,884.42               $10,873.43                           $10,735.58
10/31/94            $10,915.54               $10,891.23                           $10,760.27
11/30/94            $10,926.28               $10,872.01                           $10,715.08
12/31/94            $10,942.54               $10,846.38                           $10,735.44
1/31/95             $11,064.35               $10,957.43                           $10,882.51
2/28/95             $11,220.94               $11,086.99                           $11,032.69
3/31/95             $11,298.29               $11,148.21                           $11,095.58
4/30/95             $11,384.03               $11,243.59                           $11,195.44
5/31/95             $11,575.37               $11,449.32                           $11,383.97
6/30/95             $11,649.51               $11,519.79                           $11,453.45
7/31/95             $11,666.17               $11,556.81                           $11,499.21
8/31/95             $11,751.93               $11,634.40                           $11,568.90
9/30/95             $11,813.57               $11,689.92                           $11,626.10
10/31/95            $11,898.85               $11,800.26                           $11,722.62
11/30/95            $12,021.11               $11,899.91                           $11,823.50
12/31/95            $12,102.77               $11,982.49                           $11,913.15
1/31/96             $12,232.26               $12,089.98                           $12,015.08
2/29/96             $12,149.42               $12,045.84                           $11,969.31
3/31/96             $12,117.02               $11,992.33                           $11,960.58
4/30/96             $12,122.26               $12,001.02                           $11,972.64
5/31/96             $12,092.58               $12,024.89                           $12,000.31
6/30/96             $12,215.16               $12,111.35                           $12,088.09
7/31/96             $12,237.00               $12,161.00                           $12,135.10
8/31/96             $12,259.40               $12,203.99                           $12,179.82
9/30/96             $12,408.77               $12,320.94                           $12,291.31
10/31/96            $12,573.10               $12,453.26                           $12,293.60
11/30/96            $12,699.77               $12,556.78                           $12,523.25
12/31/96            $12,669.59               $12,562.23                           $12,525.33
1/31/97             $12,722.91               $12,626.39                           $12,585.86
2/28/97             $12,762.92               $12,668.98                           $12,617.06
3/31/97             $12,724.54               $12,655.84                           $12,607.28
4/30/97             $12,832.63               $12,757.14                           $12,710.66
5/31/97             $12,927.53               $12,842.64                           $12,799.48
6/30/97             $13,035.46               $12,932.35                           $12,888.51
7/31/97             $13,221.01               $13,079.37                           $13,031.62
8/31/97             $13,208.45               $13,088.63                           $13,043.89
9/30/97             $13,344.64               $13,191.26                           $13,141.25
10/31/97            $13,454.75               $13,272.33                           $13,239.01
11/30/97            $13,500.69               $13,305.22                           $13,272.29
12/31/97            $13,574.86               $13,384.98                           $13,359.86
1/31/98             $13,741.37               $13,500.85                           $13,488.83
2/28/98             $13,736.33               $13,519.48                           $13,499.64
3/31/98             $13,791.43               $13,574.56                           $13,552.48
4/30/98             $13,845.27               $13,638.03                           $13,619.46
5/31/98             $13,928.61               $13,711.41                           $13,693.51
6/30/98             $14,011.57               $13,772.85                           $13,764.23
7/31/98             $14,066.69               $13,833.67                           $13,828.30
8/31/98             $14,223.92               $13,927.85                           $13,987.22
9/30/98             $14,495.71               $14,075.11                           $14,175.47
10/31/98            $14,405.32               $14,056.36                           $14,236.83
11/30/98            $14,431.12               $14,092.59                           $14,234.34
12/31/98            $14,478.75               $14,153.42                           $14,289.46
1/31/99             $14,523.65               $14,224.62                           $14,350.41
2/28/99             $14,359.27               $14,178.17                           $14,289.88
3/31/99             $14,498.68               $14,288.19                           $14,391.18
4/30/99             $14,578.42               $14,339.63                           $14,440.11
5/31/99             $14,523.02               $14,320.99                           $14,428.56
6/30/99             $14,572.40               $14,348.20                           $14,471.84
7/31/99             $14,591.35               $14,363.98                           $14,513.81
8/31/99             $14,626.37               $14,392.71                           $14,551.55
9/30/99             $14,753.50               $14,487.70                           $14,649.04

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a): Inception date of the Institutional Class of shares is August 3, 1992. Since Lipper and Lehman Brothers 1-3 Year Government/Corporate Bond Index performance data is not available coincident with this date, comparative performance is presented from August 31, 1992. Inception date of the Retail Class of shares is December 31, 1996.
 (b): The Lipper Short Investment Grade Debt Funds Index is an equally weighted index of typically the 30 largest mutual funds within the short investment grade debt funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
 (c): Lehman Brothers 1-3 Year Government/Corporate Bond Index consists of fixed rate debt issues rated investment grade or higher. All issues have at least one year to three years to maturity and an outstanding par value of at least $100 million for U.S. government issues. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND
-------------------------------------------------------
[PHOTO]  KENT P. NEWMARK

KEY FUND FACTS

OBJECTIVE: High total investment return

STRATEGY: Invests in securities issued or guaranteed by the U.S. Government or its authorities, agencies or instrumentalities

FUND INCEPTION DATE: 5/21/91

COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 5/21/91

EXPENSE RATIO: Institutional - 0.52%

TOTAL NET ASSETS (ALL CLASSES): $16.1 MM

PERFORMANCE
For the 12-month period ended September 30, 1999, the U.S. Government Securities Fund returned -3.50% compared to the -1.70% return for the Fund's benchmark, the Lehman Brothers Government Bond Index. The average general U.S. government fund, as measured by Lipper Analytical Services, posted a total return of -2.66% for the same period.

PORTFOLIO REVIEW
For the fiscal year ended September 30, 1999, the yield on the long-term U.S. Treasury bond increased more than 1 percentage point, resulting in the most-negative 12-month period for Treasuries in 72 years. Consequently, the fiscal year was not a good period for investors in long-term bonds.

The most significant factor contributing to weaker bond prices was the continued strength of the U.S. economy. Adding fuel to the fire was a relatively strong stock market, a surge in oil prices and a weaker dollar against the Japanese yen.

We began the fiscal year with a fairly conservative portfolio duration of
6.8 years, and we extended the duration to 8.2 years by the end of the period. We believe the Fund's below-median investment results were the direct result of having such a duration profile in a rising interest rate environment.

Even with our longer-term bias, we were able to make some good decisions. For example, early in the fiscal year, we sold our holding in the Tennessee Valley Authority, only to repurchase the debt soon thereafter at a lower price. Also, the Fund's mortgage-backed bonds and earlier exposure to Treasury Inflation Protected notes somewhat offset the poor performance of long-term Treasuries, as did several positive timing decisions.

PORTFOLIO POSITIONING
The mortgage-backed sector held up fairly well throughout the year, significantly outperforming the 30-year Treasury. The Fund held about one-third of its assets in GNMAs during the year, which helped relative performance. Going forward, we anticipate a more stable interest rate environment, and we expect to put new capital to work in the long-term Treasury and intermediate agency sectors.

/s/ KENT P. NEWMARK    Kent P. Newmark

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1999

                                                                       SINCE
                                          1 YEAR  3 YEARS  5 YEARS  INCEPTION(A)
--------------------------------------------------------------------------------
  Loomis Sayles U.S. Government
    Securities Fund (Institutional)       -3.50    7.57     8.63        8.77
  Lipper General U.S. Government Funds
    Index(b)                              -2.31    5.85     6.63        6.34
  Lehman Brothers Government Bond
    Index(c)                              -1.70    6.82     7.65        7.57

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO SEPTEMBER 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

5/31/91       LOOMIS SAYLES U.S.       LIPPER GENERAL U.S.    LEHMAN BROTHERS GOVERNMENT
          GOVERNMENT SECURITIES FUND  GOVERNMENT FUNDS INDEX          BOND INDEX
                  $10,000.00                $10,000.00                $10,000.00
6/30/91                    $9,970.10               $9,974.88                   $9,985.81
7/31/91                   $10,119.65              $10,110.54                  $10,104.30
8/31/91                   $10,398.81              $10,334.41                  $10,338.59
9/30/91                   $10,687.94              $10,544.33                  $10,555.44
10/31/91                  $10,769.27              $10,637.01                  $10,647.85
11/30/91                  $10,880.50              $10,707.35                  $10,754.64
12/31/91                  $11,494.29              $11,073.03                  $11,121.03
1/31/92                   $11,099.46              $10,882.65                  $10,947.90
2/29/92                   $11,259.55              $10,941.83                  $10,990.66
3/31/92                   $11,110.14              $10,875.39                  $10,926.43
4/30/92                   $11,056.59              $10,934.01                  $10,995.26
5/31/92                   $11,392.95              $11,128.85                  $11,198.11
6/30/92                   $11,588.26              $11,274.56                  $11,358.59
7/31/92                   $12,033.63              $11,502.90                  $11,644.84
8/31/92                   $12,143.83              $11,597.81                  $11,753.36
9/30/92                   $12,397.29              $11,716.17                  $11,919.59
10/31/92                  $12,098.39              $11,561.53                  $11,747.61
11/30/92                  $12,143.15              $11,570.46                  $11,730.35
12/31/92                  $12,500.53              $11,748.55                  $11,924.76
1/31/93                   $12,787.63              $11,943.39                  $12,178.03
2/28/93                   $13,206.31              $12,120.92                  $12,421.91
3/31/93                   $13,218.27              $12,164.47                  $12,463.52
4/30/93                   $13,322.47              $12,239.28                  $12,559.38
5/31/93                   $13,346.76              $12,246.54                  $12,545.58
6/30/93                   $13,832.54              $12,472.09                  $12,823.97
7/31/93                   $14,042.13              $12,540.20                  $12,902.20
8/31/93                   $14,547.59              $12,752.35                  $13,190.18
9/30/93                   $14,596.91              $12,765.75                  $13,240.60
10/31/93                  $14,617.72              $12,798.69                  $13,290.64
11/30/93                  $14,405.47              $12,660.24                  $13,144.93
12/31/93                  $14,462.86              $12,726.12                  $13,195.74
1/31/94                   $14,833.71              $12,890.81                  $13,376.35
2/28/94                   $14,311.71              $12,648.51                  $13,093.17
3/31/94                   $13,707.32              $12,328.61                  $12,798.67
4/30/94                   $13,484.44              $12,186.81                  $12,698.01
5/31/94                   $13,400.70              $12,141.03                  $12,681.71
6/30/94                   $13,330.89              $12,089.11                  $12,652.57
7/31/94                   $13,729.39              $12,290.09                  $12,885.14
8/31/94                   $13,715.25              $12,292.32                  $12,887.63
9/30/94                   $13,317.64              $12,105.85                  $12,706.06
10/31/94                  $13,248.66              $12,070.12                  $12,696.47
11/30/94                  $13,306.45              $12,037.74                  $12,673.27
12/31/94                  $13,558.76              $12,122.60                  $12,750.34
1/31/95                   $13,911.70              $12,336.42                  $12,987.70
2/28/95                   $14,220.52              $12,611.65                  $13,267.24
3/31/95                   $14,323.47              $12,670.27                  $13,350.45
4/30/95                   $14,516.10              $12,826.59                  $13,524.92
5/31/95                   $15,248.63              $13,292.20                  $14,070.39
6/30/95                   $15,368.22              $13,372.59                  $14,178.33
7/31/95                   $15,303.52              $13,325.14                  $14,126.18
8/31/95                   $15,607.16              $13,480.90                  $14,292.22
9/30/95                   $15,834.88              $13,607.07                  $14,429.88
10/31/95                  $16,060.28              $13,786.84                  $14,649.60
11/30/95                  $16,353.12              $13,981.68                  $14,877.95
12/31/95                  $16,677.58              $14,176.52                  $15,088.85
1/31/96                   $16,693.26              $14,248.54                  $15,181.45
2/29/96                   $16,113.34              $13,956.56                  $14,872.19
3/31/96                   $15,893.87              $13,839.11                  $14,747.95
4/30/96                   $15,691.86              $13,744.24                  $14,653.81
5/31/96                   $15,612.15              $13,692.83                  $14,629.27
6/30/96                   $15,898.90              $13,851.91                  $14,818.12
7/31/96                   $15,937.67              $13,878.77                  $14,854.74
8/31/96                   $15,743.23              $13,842.40                  $14,821.57
9/30/96                   $16,180.55              $14,074.96                  $15,067.56
10/31/96                  $16,768.82              $14,379.75                  $15,399.06
11/30/96                  $17,229.60              $14,632.61                  $15,666.90
12/31/96                  $16,897.41              $14,482.36                  $15,507.00
1/31/97                   $16,847.06              $14,513.41                  $15,524.26
2/28/97                   $16,847.06              $14,543.99                  $15,545.54
3/31/97                   $16,478.28              $14,372.33                  $15,381.04
4/30/97                   $16,885.83              $14,584.69                  $15,603.06
5/31/97                   $17,073.27              $14,706.42                  $15,737.65
6/30/97                   $17,345.89              $14,880.05                  $15,914.23
7/31/97                   $18,153.12              $15,290.64                  $16,365.94
8/31/97                   $17,841.61              $15,131.29                  $16,204.12
9/30/97                   $18,239.62              $15,362.09                  $16,447.81
10/31/97                  $18,605.14              $15,587.58                  $16,732.34
11/30/97                  $18,815.96              $15,644.19                  $16,818.04
12/31/97                  $19,050.08              $15,802.67                  $16,993.86
1/31/98                   $19,334.94              $16,002.66                  $17,248.09
2/28/98                   $19,263.79              $15,972.45                  $17,201.31
3/31/98                   $19,299.39              $16,012.20                  $17,250.01
4/30/98                   $19,423.10              $16,073.95                  $17,327.66
5/31/98                   $19,657.55              $16,224.08                  $17,505.58
6/30/98                   $19,892.01              $16,361.82                  $17,704.59
7/31/98                   $19,920.35              $16,385.82                  $17,732.01
8/31/98                   $20,377.67              $16,707.31                  $18,193.31
9/30/98                   $20,871.56              $17,084.93                  $18,683.75
10/31/98                  $20,713.56              $16,958.35                  $18,620.10
11/30/98                  $20,861.52              $16,995.92                  $18,626.43
12/31/98                  $20,818.13              $17,042.47                  $18,668.04
1/31/99                   $21,006.01              $17,139.58                  $18,776.37
2/28/99                   $20,404.82              $16,770.02                  $18,329.83
3/31/99                   $20,404.82              $16,854.96                  $18,401.73
4/30/99                   $20,511.37              $16,898.78                  $18,444.05
5/31/99                   $20,263.59              $16,712.90                  $18,281.75
6/30/99                   $20,072.91              $16,625.99                  $18,245.18
7/31/99                   $19,967.33              $16,531.22                  $18,217.82
8/31/99                   $19,909.03              $16,486.59                  $18,217.82
9/30/99                   $20,141.88              $16,689.37                  $18,365.38

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a): Inception date of the Loomis Sayles U.S. Government Securities Fund is May 21, 1991. Since Lipper and Lehman Brothers Government Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991.
 (b): The Lipper General U.S. Government Funds Index is an equally weighted index of typically the 30 largest mutual funds within the general U.S. government funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
 (c): Lehman Brothers Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES BOND FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                                             FACE
                                                            AMOUNT        VALUE !
-------------------------------------------------------------------------------------
BONDS AND NOTES -- 95.3% OF NET ASSETS
NON-CONVERTIBLE BONDS -- 77.6%
AIRLINES -- 0.0%
  NWA Trust, 9.360%, 3/10/06......................  USD       665,100  $      714,137
                                                                       --------------
AUTO & RELATED -- 0.1%
  TRW, Inc., 6.650%, 1/15/28......................          1,000,000         836,840
                                                                       --------------
BANKS/SAVINGS & LOANS -- 0.1%
  First Union Institutional Trust, 7.850%,
    1/01/27.......................................          2,000,000       1,905,660
                                                                       --------------
BROADCASTING -- 0.7%
  CBS, Inc., 7.125%, 11/01/23.....................          1,435,000       1,286,004
  Fox Family Worldwide, Inc., Zero Coupon Bond,
    11/01/07 (step to 10.250% on 11/01/02) #......         15,000,000       9,675,000
                                                                       --------------
                                                                           10,961,004
                                                                       --------------
BUILDING MATERIALS -- 0.3%
  Owens Corning, 7.500%, 8/01/18..................          5,925,000       5,290,196
                                                                       --------------
CANADIAN -- 18.7%
  Canadian Government, Zero Coupon Bond,
    6/01/22.......................................  CAD    11,050,000       1,938,940
  Canadian Government, Zero Coupon Bond,
    6/01/25.......................................        301,510,000      45,901,675
  Clearnet Communications, Inc., Zero Coupon Bond,
    8/13/07 (step to 11.750% on 8/13/02) #........         38,000,000      17,587,803
  Clearnet Communications, Inc., Zero Coupon Bond,
    5/15/08 (step to 10.400% on 5/15/03) #........          4,160,000       1,713,041
  Clearnet Communications, Inc., Zero Coupon Bond,
    2/15/09 (step to 10.750% on 2/15/04) #........          2,400,000         918,867
  Hydro Quebec, Zero Coupon Bond, 8/15/20.........         35,000,000       5,874,864
  Microcell Telecommunications, Inc., Zero Coupon
    Bond, 10/15/07 (step to 11.125% on 10/15/02)
    #.............................................          5,000,000       2,144,024
  Milit-Air, Inc., 5.750%, 6/30/19 144A...........          6,950,000       4,504,018
  New Brunswick FM Project, Zero Coupon Bond,
    11/30/27 (step to 6.470% on 5/30/03) 144A #...         10,000,000       5,235,026
  Ontario Hydro, Zero Coupon Bond, 11/27/20.......          1,507,000         261,243
  Ontario Hydro, Zero Coupon Bond, 10/15/21.......        114,125,000      18,685,522
  Province of Alberta, 5.394%, 6/14/13............         15,961,005      10,475,795
  Province of Alberta, 5.930%, 9/16/16............         26,686,250      18,026,478
  Province of British Columbia, Zero Coupon Bond,
    8/23/13.......................................         25,000,000       7,023,550
  Province of British Columbia, Zero Coupon Bond,
    6/09/14.......................................         10,000,000       2,670,637
  Province of British Columbia, Zero Coupon Bond,
    9/05/20.......................................         54,528,000       9,670,072
  Province of British Columbia, Zero Coupon Bond,
    6/09/22.......................................         96,208,000      15,237,954
  Province of British Columbia, Zero Coupon Bond,
    8/19/22.......................................         31,387,000       4,911,429
  Province of British Columbia, Zero Coupon Bond,
    9/08/23.......................................         37,950,000       5,559,990

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

BONDS AND NOTES -- CONTINUED
                                                             FACE
                                                            AMOUNT        VALUE !
-------------------------------------------------------------------------------------
CANADIAN -- CONTINUED
  Province of British Columbia, Zero Coupon Bond,
    8/23/24.......................................  CAD   122,250,000  $   16,843,907
  Province of British Columbia, Zero Coupon Bond,
    11/19/27......................................         41,600,000       4,656,074
  Province of Manitoba, Zero Coupon Bond,
    7/22/13.......................................          2,500,000         698,339
  Province of Manitoba, Zero Coupon Bond,
    3/05/31.......................................         36,929,000       3,424,705
  Province of Manitoba, 6.500%, 9/22/17...........         34,300,000      23,710,470
  Province of Manitoba, 7.750%, 12/22/25..........         39,245,000      31,425,116
  Province of Newfoundland, 6.150%, 4/17/28.......          2,500,000       1,601,092
  Province of Ontario, Zero Coupon Bond,
    7/13/22.......................................         13,000,000       2,037,510
  Province of Ontario, Zero Coupon Bond,
    6/02/27.......................................        167,775,000      19,554,718
  Province of Ontario, Zero Coupon Bond,
    3/08/29.......................................         18,600,000       1,947,860
  Province of Ontario (Certificate of Deposit),
    Zero Coupon Bond, 12/02/25....................          7,650,000         968,747
  Province of Saskatchewan, Zero Coupon Bond,
    4/10/14.......................................         27,000,000       7,369,317
  Province of Saskatchewan (Certificate of
    Deposit), Zero Coupon Bond, 2/04/22...........          2,350,000         385,498
  Province of Saskatchewan (Certificate of
    Deposit), Zero Coupon Bond, 5/30/25...........         36,780,000       4,883,889
  Semi-Tech Corp., Zero Coupon Bond, 8/15/03 (step
    to 11.50% on 8/15/00) # -C-...................  USD    23,975,000         269,719
                                                                       --------------
                                                                          298,117,889
                                                                       --------------
COMMUNICATIONS -- 0.3%
  Century Communications Corp., 8.375%,
    11/15/17......................................          5,000,000       4,412,500
                                                                       --------------
COMPUTERS -- 1.5%
  Apple Computer, Inc., 6.500%, 2/15/04...........          5,665,000       5,296,775
  Seagate Technology, Inc., 7.370%, 3/01/07.......          6,000,000       5,436,360
  Seagate Technology, Inc., 7.450%, 3/01/37.......          5,237,000       4,762,004
  Seagate Technology, Inc., 7.875%, 3/01/17.......         10,250,000       8,070,030
                                                                       --------------
                                                                           23,565,169
                                                                       --------------
ELECTRONICS -- 1.1%
  Micron Technology, Inc., 6.500%, 9/30/05 144A...          3,000,000       2,373,750
  Pioneer Standard Electronics, Inc., 8.500%,
    8/01/06.......................................          1,000,000         915,833
  Westinghouse Electric Corp., 7.875%, 9/01/23....         15,350,000      15,016,138
                                                                       --------------
                                                                           18,305,721
                                                                       --------------
ENTERTAINMENT -- 4.7%
  Boston Celtics Ltd., 6.000%, 6/30/38............          1,166,000         696,685
  Time Warner Entertainment Co., 6.875%,
    6/15/18.......................................          8,710,000       8,018,252
  Time Warner Entertainment Co., 6.950%,
    1/15/28.......................................         36,900,000      33,721,434
  Time Warner Entertainment Co., 7.570%,
    2/01/24.......................................         27,170,000      26,602,690
  Time Warner, Inc., 6.625%, 5/15/29..............          7,500,000       6,540,000
                                                                       --------------
                                                                           75,579,061
                                                                       --------------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

BONDS AND NOTES -- CONTINUED
                                                             FACE
                                                            AMOUNT        VALUE !
-------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 2.3%
  Merey Sweeny LP, 8.850%, 12/18/19 144A..........  USD     5,000,000  $    4,957,100
  Security Capital Group, Inc., 7.700%, 6/15/28...         16,725,000      14,080,108
  US West Capital Funding, Inc., 6.500%,
    11/15/18......................................          2,000,000       1,756,020
  US West Capital Funding, Inc., 6.875%,
    7/15/28.......................................         18,550,000      16,445,317
                                                                       --------------
                                                                           37,238,545
                                                                       --------------
FOOD & BEVERAGE -- 1.6%
  Borden, Inc., 7.875%, 2/15/23...................          5,500,000       4,361,830
  ConAgra, Inc., 7.000%, 10/01/28.................         23,375,000      20,847,695
                                                                       --------------
                                                                           25,209,525
                                                                       --------------
FOREIGN GOVERNMENT/AGENCY -- 5.9%
  Escom, 11.000%, 6/01/08.........................  ZAR    26,500,000       3,494,668
  Republic of Argentina, 6.000%, 3/31/23..........  USD     1,000,000         640,000
  Republic of Argentina, 6.8125%, 3/31/05 ++......          2,244,000       1,966,417
  Republic of Argentina, 9.750%, 9/19/27..........            750,000         631,875
  Republic of Brazil, 10.125%, 5/15/27............         42,481,000      32,073,155
  Republic of Brazil C Bond, 8.000%, 4/15/14
    PIK...........................................         29,642,891      18,861,771
  Republic of Ecuador, 6.750%, 2/27/15 ++.........          7,335,405       1,063,634
  Republic of Panama, 4.250%, 7/17/14 (step to
    4.500% on 7/17/00) #..........................            950,000         686,375
  Republic of Peru, 3.750%, 3/07/17 (step to
    4.000% on 3/07/01) #..........................          5,000,000       2,694,000
  Republic of South Africa, 12.000%, 2/28/05......  ZAR    20,000,000       3,045,518
  Republic of South Africa, 12.500%, 12/21/06.....         42,450,000       6,353,350
  Republic of South Africa, 13.500%, 9/15/15......         14,850,000       2,244,825
  Republic of Venezuela, 9.250%, 9/15/27..........  USD    31,350,000      20,691,000
                                                                       --------------
                                                                           94,446,588
                                                                       --------------
FOREIGN ISSUER -- 10.3%
  Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29
    144A..........................................         43,485,000      30,004,202
  Bayan Telecommunications, 13.500%, 7/15/06
    144A..........................................          3,515,000       3,321,675
  Centragas, 10.650%, 12/01/10 144A...............          3,406,823       2,831,921
  Cerro Negro Finance Ltd., 7.900%, 12/01/20
    144A..........................................         10,500,000       7,143,150
  Compania de Alimentos Fargo SA, 13.250%,
    8/01/08.......................................          2,000,000       1,550,000
  Enersis SA, 7.400%, 12/01/16....................          2,700,000       2,316,546
  Espirito Santo Centrais Eletricas SA, 10.000%,
    7/15/07.......................................          7,850,000       5,710,875
  Hyundai Semiconductor, 8.625%, 5/15/07 144A.....            500,000         394,507
  Indah Kiat Finance Mauritius Ltd., 10.000%,
    7/01/07.......................................            500,000         280,000
  Industrial Finance Corp. of Thailand, 7.375%,
    1/14/07 144A..................................          1,500,000       1,379,745
  Korea Electric Power Corp., 7.400%, 4/01/16.....         11,663,441      10,264,645
  Multicanal SA, 10.500%, 4/15/18.................          4,000,000       3,000,000
  Multicanal SA, 13.125%, 4/15/09 144A............          1,400,000       1,277,500
  Perez Companc SA, 8.125%, 7/15/07 144A..........          3,590,000       3,087,400
  Petroleos Mexicanos, 9.250%, 3/30/18............          1,000,000         840,000
  Petroleos Mexicanos, 9.500%, 9/15/27............          1,500,000       1,267,500

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

BONDS AND NOTES -- CONTINUED
                                                             FACE
                                                            AMOUNT        VALUE !
-------------------------------------------------------------------------------------
FOREIGN ISSUER -- CONTINUED
  Petroleos Mexicanos, Medium Term, 8.625%,
    12/01/23 144A.................................  USD     3,100,000  $    2,402,500
  Pindo Deli Finance Mauritius Ltd., 10.750%,
    10/01/07......................................          9,375,000       5,062,500
  Pindo Deli Finance Mauritius Ltd., 10.875%,
    10/01/27......................................         15,500,000       7,052,500
  Pindo Deli Finance Mauritius Ltd., 11.750%,
    10/01/17......................................          1,500,000         750,000
  Pycsa Panama SA, 10.280%, 12/15/12 144A.........          1,979,008       1,286,355
  Quezon Power Philippines Co., 8.860%, 6/15/17...          7,875,000       6,042,330
  Samsung Electronics Co. Ltd., 7.700%, 10/01/27
    144A..........................................         12,500,000       9,421,875
  Siam Commercial Bank Public Co., 7.500%, 3/15/06
    144A..........................................          7,000,000       5,460,000
  Tata Electric Co., 8.500%, 8/19/17 144A.........          5,000,000       4,047,900
  Tenaga Nasional Berhad, 7.500%, 11/01/25 144A...         10,525,000       7,658,201
  TFM SA de CV, Zero Coupon Bond, 6/15/09 (step to
    11.750% on 6/15/02) #.........................          5,650,000       3,051,000
  Thai Farmers Bank Plc, 8.250%, 8/21/16 144A.....         18,140,000      12,516,600
  Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04....         17,200,000       9,460,000
  Total Access Communication Public Co. Ltd.,
    7.625%, 11/04/01 144A.........................          5,400,000       4,536,000
  Total Access Communication Public Co. Ltd.,
    8.375%, 11/04/06 144A.........................         12,575,000       9,007,402
  Transener SA, 9.250%, 4/01/08 144A..............          2,250,000       1,867,500
                                                                       --------------
                                                                          164,292,329
                                                                       --------------
GOVERNMENT AGENCIES -- 2.6%
  Federal Home Loan Mortgage Corp., 5.750%,
    12/15/25......................................          5,276,200       4,677,668
  Federal Home Loan Mortgage Corp., 6.000%,
    4/15/28.......................................          5,000,000       4,409,350
  Federal National Mortgage Association, Zero
    Coupon Bond, 10/29/07.........................  NZD   103,925,000      28,050,837
  Federal National Mortgage Association, 6.000%,
    7/01/29.......................................  USD     4,948,776       4,614,733
                                                                       --------------
                                                                           41,752,588
                                                                       --------------
HEALTH CARE -- PRODUCTS -- 0.6%
  Bausch & Lomb, Inc., 7.125%, 8/01/28............         10,200,000       8,815,860
                                                                       --------------
HEALTH CARE -- SERVICES -- 0.7%
  Columbia/HCA Healthcare Corp., 7.050%,
    12/01/27......................................          6,000,000       4,500,000
  Columbia/HCA Healthcare Corp., 7.190%,
    11/15/15......................................          4,000,000       3,160,000
  Columbia/HCA Healthcare Corp., 7.500%,
    12/15/23......................................          1,965,000       1,510,554
  Columbia/HCA Healthcare Corp., 7.580%,
    9/15/25.......................................          1,300,000       1,020,500
  Integrated Health Services, Inc., 9.250%,
    1/15/08.......................................          1,000,000         170,000
                                                                       --------------
                                                                           10,361,054
                                                                       --------------
HOME BUILDERS -- 0.3%
  Pulte Corp., 7.300%, 10/24/05...................          1,000,000         930,690
  Pulte Corp., 7.625%, 10/15/17...................          5,000,000       4,406,900
                                                                       --------------
                                                                            5,337,590
                                                                       --------------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

BONDS AND NOTES -- CONTINUED
                                                             FACE
                                                            AMOUNT        VALUE !
-------------------------------------------------------------------------------------
OIL & GAS -- 2.3%
  Chesapeake Energy Corp., 8.500%, 3/15/12........  USD     3,575,000  $    2,895,750
  Global Marine, Inc., 7.000%, 6/01/28............          1,000,000         879,800
  Hvide Marine, Inc., 8.375%, 2/15/08 ^...........          1,200,000         528,000
  Pennzoil-Quaker State Co., 7.375%, 4/01/29......          2,125,000       1,968,175
  Pioneer Natural Resources Co., 6.500%,
    1/15/08.......................................          1,000,000         823,430
  Pioneer Natural Resources Co., 7.200%,
    1/15/28.......................................          2,000,000       1,517,380
  R & B Falcon Corp., 6.750%, 4/15/05.............          2,500,000       2,125,000
  R & B Falcon Corp., 7.375%, 4/15/18.............         18,000,000      13,770,000
  Seagull Energy Corp., 7.500%, 9/15/27...........          3,850,000       3,195,500
  Tennessee Gas Pipeline Co., 7.000%, 10/15/28....          8,000,000       7,197,920
  Union Pacific Resources Group, Inc., 7.500%,
    10/15/26......................................          2,400,000       2,235,936
                                                                       --------------
                                                                           37,136,891
                                                                       --------------
OIL & GAS EXPLORATION -- 0.1%
  Anadarko Petroleum Corp., 7.200%, 3/15/29.......          1,000,000         917,630
                                                                       --------------
RAIL -- TRANSPORT -- 0.1%
  Missouri Pacific Railroad Co., 5.000%,
    1/01/45.......................................          2,876,000       1,553,040
                                                                       --------------
REAL ESTATE INVESTMENT TRUSTS -- 3.4%
  AMB Property Corp., 7.500%, 6/30/18.............          7,500,000       6,682,725
  CarrAmerica Realty Corp., 6.875%, 3/01/08.......          1,500,000       1,348,110
  First Industrial, 7.500%, 12/01/17..............          6,500,000       5,571,670
  First Industrial, 7.600%, 7/15/28...............         17,750,000      14,834,207
  Highwoods Realty LP, 7.500%, 4/15/18............          3,750,000       3,345,825
  Meditrust Corp., 7.000%, 8/15/07................          5,000,000       3,932,600
  Security Capital Industrial Trust, 7.625%,
    7/01/17.......................................          2,125,000       1,914,094
  Susa Partnership LP, 7.450%, 7/01/18............          6,500,000       5,604,365
  Susa Partnership LP, 7.500%, 12/01/27...........          7,905,000       6,626,603
  Susa Partnership LP, 8.200%, 6/01/17............            760,000         704,642
  Trinet Corporate Realty Trust, Inc., 7.700%,
    7/15/17.......................................          5,000,000       3,521,150
                                                                       --------------
                                                                           54,085,991
                                                                       --------------
RETAIL -- GENERAL -- 1.3%
  Dillon Read Structured Finance Corp., 6.660%,
    8/15/10.......................................          2,328,365       2,159,791
  Dillon Read Structured Finance Corp., 7.430%,
    8/15/18.......................................          2,000,000       1,791,019
  Dillon Read Structured Finance Corp., 7.600%,
    8/15/07.......................................            197,789         191,977
  Dillon Read Structured Finance Corp., 8.550%,
    8/15/19.......................................            500,000         469,413
  K Mart Corp., 7.950%, 2/01/23...................         14,365,000      13,000,325
  Woolworth Corp., 8.500%, 1/15/22................          4,475,000       2,998,250
                                                                       --------------
                                                                           20,610,775
                                                                       --------------
STEEL -- 0.0%
  Geneva Steel Co., 9.500%, 1/15/04 ^.............          3,500,000         726,250
                                                                       --------------
SUPRANATIONAL -- 3.3%
  International Bank for Reconstruction &
    Development, Zero Coupon Bond, 8/20/07........  NZD   152,375,000      43,311,059

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

BONDS AND NOTES -- CONTINUED
                                                             FACE
                                                            AMOUNT        VALUE !
-------------------------------------------------------------------------------------
SUPRANATIONAL -- CONTINUED
  International Bank for Reconstruction &
    Development, 8.000%, 5/23/07..................  NZD    19,000,000  $    9,868,294
                                                                       --------------
                                                                           53,179,353
                                                                       --------------
TAXABLE MUNICIPAL -- 0.1%
  Orange County, California Pension Obligation,
    Zero Coupon Bond, 9/01/16.....................  USD     5,000,000       1,450,400
                                                                       --------------
TELECOMMUNICATIONS -- 4.3%
  Charter Communications Holdings LLC, Zero Coupon
    Bond, 4/01/11 (step to 9.90% on 4/01/04) #....          1,000,000         590,000
  Intermedia Communications, Inc., Zero Coupon
    Bond, 3/01/09 (step to 12.250% on 3/01/04)
    #.............................................         10,000,000       4,950,000
  Nextel Communications, Inc., Zero Coupon Bond,
    10/31/07 (step to 9.750% on 10/31/02) #.......         16,380,000      11,588,850
  Nextel International, Inc., Zero Coupon Bond,
    4/15/08 (step to 12.125% on 4/15/03) #........         23,650,000      11,884,125
  Nextlink Communications, Inc., Zero Coupon Bond,
    4/15/08 (step to 9.450% on 4/15/03) #.........          5,000,000       2,925,000
  Nextlink Communications, Inc., Zero Coupon Bond,
    6/01/09 (step to 12.250% on 6/01/04) #........          5,000,000       2,900,000
  RCN Corp., Zero Coupon Bond, 10/15/07 (step to
    11.125% on 10/15/02) #........................          8,350,000       5,385,750
  RCN Corp., Zero Coupon Bond, 2/15/08 (step to
    9.800% on 2/15/03) #..........................          5,170,000       3,102,000
  RCN Corp., Zero Coupon Bond, 7/01/08 (step to
    11.000% on 7/01/03) #.........................         15,650,000       9,390,000
  Teligent, Inc., Zero Coupon Bond, 3/01/08 (step
    to 11.500% on 3/01/03) #......................         23,750,000      12,468,750
  Triton Communications LLC, Zero Coupon Bond,
    5/01/08 (step to 11.000% on 5/01/03) #........          5,000,000       3,350,000
                                                                       --------------
                                                                           68,534,475
                                                                       --------------
TEXTILE & APPAREL -- 0.8%
  Burlington Industries, Inc., 7.250%, 8/01/27....          9,000,000       7,530,390
  Fruit of the Loom, Inc., 7.000%, 3/15/11........            500,000         215,000
  Fruit of the Loom, Inc., 7.375%, 11/15/23.......          3,000,000       1,620,000
  Kellwood Co., 7.625%, 10/15/17..................          2,500,000       2,192,850
  Phillips Van Heusen Corp., 7.750%, 11/15/23.....          1,000,000         780,413
                                                                       --------------
                                                                           12,338,653
                                                                       --------------
TOBACCO -- 2.6%
  Philip Morris Cos., Inc., 7.750%, 1/15/27.......         43,410,000      42,260,937
                                                                       --------------
TRANSPORTATION -- 0.0%
  American President Cos. Ltd., 8.000%, 1/15/24...          1,425,000         712,500
                                                                       --------------
U.S. GOVERNMENT -- 6.2%
  U.S. Treasury Bonds, 5.500%, 8/15/28............         60,000,000      53,700,000
  U.S. Treasury Bonds, 6.000%, 2/15/26............         40,000,000      38,118,800

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

BONDS AND NOTES -- CONTINUED
                                                             FACE
                                                            AMOUNT        VALUE !
-------------------------------------------------------------------------------------
U.S. GOVERNMENT -- CONTINUED
  U.S. Treasury Strips, Zero Coupon Bond,
    8/15/20.......................................  USD    14,000,000  $    3,643,080
  U.S. Treasury Strips, Zero Coupon Bond,
    8/15/23.......................................         19,000,000       4,296,850
                                                                       --------------
                                                                           99,758,730
                                                                       --------------
UTILITIES -- 1.3%
  AES Corp., 8.875%, 11/01/27.....................          5,000,000       4,050,000
  Boston Edison Co., 7.800%, 3/15/23..............          1,000,000         961,006
  Commonwealth Edison Co., 4.750%, 12/01/11.......            838,000         659,540
  KN Capital Trust, 7.630%, 4/15/28...............         15,750,000      14,085,146
  Texas-New Mexico Power Co., 6.250%, 1/15/09.....          1,000,000         872,690
                                                                       --------------
                                                                           20,628,382
                                                                       --------------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $1,354,260,176)..............                      1,241,036,263
                                                                       --------------
CONVERTIBLE BONDS -- 17.7%
AUTO & RELATED -- 0.3%
  Exide Corp., 2.900%, 12/15/05 144A..............          5,625,000       3,276,563
  Magna International, Inc., Class A, 4.875%,
    2/15/05.......................................          2,400,000       2,166,000
                                                                       --------------
                                                                            5,442,563
                                                                       --------------
CANADIAN -- 0.1%
  Rogers Communications, Inc., 2.000%, 11/26/05...          3,000,000       2,362,500
                                                                       --------------
COMPUTERS -- 0.6%
  Cray Research, Inc., 6.125%, 2/01/11............            635,000         422,275
  Maxtor Corp., 5.750%, 3/01/12...................          6,950,000       4,865,000
  Read Rite Corp., Zero Coupon Bond, 9/01/04......          3,625,000       1,450,000
  Silicon Graphics, Inc., 5.250%, 9/01/04.........          1,975,000       1,641,719
  Telxon Corp., 5.750%, 1/01/03...................            225,000         154,406
  Western Digital, Zero Coupon Bond, 2/18/18......          4,150,000         601,750
                                                                       --------------
                                                                            9,135,150
                                                                       --------------
DIVERSIFIED OPERATIONS -- 1.4%
  Ogden Corp., 5.750%, 10/20/02...................          1,750,000       1,400,000
  Thermo Electron Corp., 4.250%, 1/01/03 144A.....         24,675,000      21,066,281
                                                                       --------------
                                                                           22,466,281
                                                                       --------------
ELECTRONICS -- 1.0%
  Cirrus Logic, Inc., 6.000%, 12/15/03............          1,600,000       1,168,000
  EDO Corp., 7.000%, 12/15/11.....................            934,000         756,540
  Kent Electronics Corp., 4.500%, 9/01/04.........          6,800,000       5,542,000
  Lam Research Corp., 5.000%, 9/01/02.............          5,070,000       5,057,325
  National Semiconductor Corp., 6.500%,
    10/01/02......................................          1,500,000       1,492,500
  Richardson Electronics Ltd., 7.250%, 12/15/06...            450,000         324,562
  Thermedics, Inc., Zero Coupon Bond, 6/01/03.....            950,000         641,250
  Zenith Electronics Corp., 6.250%, 4/01/11 ^.....          2,405,000         408,850
                                                                       --------------
                                                                           15,391,027
                                                                       --------------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

BONDS AND NOTES -- CONTINUED
                                                             FACE
                                                            AMOUNT        VALUE !
-------------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 0.3%
  Thermo TerraTech, Inc., 4.625%, 5/01/03.........  USD       400,000  $      352,000
  Thermo TerraTech, Inc., 4.625%, 5/01/03 144A....          5,020,000       4,417,600
                                                                       --------------
                                                                            4,769,600
                                                                       --------------
FINANCIAL SERVICES -- 2.9%
  Bell Atlantic Financial Services, 4.250%,
    9/15/05.......................................         42,225,000      43,966,781
  Bell Atlantic Financial Services, 5.750%,
    4/01/03.......................................          1,750,000       1,757,088
                                                                       --------------
                                                                           45,723,869
                                                                       --------------
FOREIGN ISSUER -- 2.5%
  Advanced Agro Public Co., 3.500%, 6/17/01.......          1,625,000       1,348,750
  APP Finance VII Mauritius Ltd., 3.500%,
    4/30/03.......................................          8,070,000       4,045,088
  APP Finance VII Mauritius Ltd., 3.500%, 4/30/03
    144A..........................................          8,125,000       4,072,656
  Bangkok Bank Public Co. Ltd., 4.589%, 3/03/04...         14,700,000       6,835,500
  Banpu Public Co., 2.750%, 4/10/03...............          5,030,000       4,426,400
  Burns, Philp, 5.500%, 4/30/04...................          4,480,000       2,284,800
  Empresas ICA Sociedad, 5.000%, 3/15/04..........          3,700,000       2,183,000
  Loxley Public Co. Ltd., 2.500%, 4/04/01 ^.......          7,700,000       2,079,000
  Piltel, 1.750%, 7/17/06.........................          1,750,000         962,500
  Sappi BVI Finance, 7.500%, 8/01/02..............          4,650,000       4,464,000
  Siam Commercial Bank Public Co., 3.250%,
    1/24/04.......................................          3,075,000       1,402,969
  Ssangyong Oil Refining Co., Inc., 3.000%,
    12/31/04......................................          1,930,000       1,283,450
  Ssangyong Oil Refining Co., Inc., 3.750%,
    12/31/08......................................            455,000         510,169
  Telekom Malaysia Berhad, 4.000%, 10/03/04.......            750,000         615,937
  Total Access Communication Public Co. Ltd.,
    2.000%, 5/31/06...............................          3,400,000       3,247,000
                                                                       --------------
                                                                           39,761,219
                                                                       --------------
FREIGHT TRANSPORTATION -- 0.1%
  Builders Transportation, Inc., 8.000%, 8/15/05
    ^.............................................          1,000,000           1,250
  Preston Corp., 7.000%, 5/01/11..................            750,000         525,000
  Worldway Corp., 6.250%, 4/15/11.................          1,463,000       1,185,030
                                                                       --------------
                                                                            1,711,280
                                                                       --------------
HEALTH CARE -- DRUGS -- 0.5%
  Chiron Corp., 1.900%, 11/17/00 144A.............          1,900,000       2,002,125
  Dura Pharmaceuticals, Inc., 3.500%, 7/15/02.....          2,000,000       1,537,500
  Glycomed, Inc., 7.500%, 1/01/03.................          1,148,100         906,999
  NABI, Inc., 6.500%, 2/01/03.....................          3,750,000       3,093,750
                                                                       --------------
                                                                            7,540,374
                                                                       --------------
HEALTH CARE -- PRODUCTS -- 0.1%
  Centocor, Inc., 4.750%, 2/15/05.................          1,750,000       2,303,438
                                                                       --------------
HEALTH CARE -- SERVICES -- 0.1%
  Healthsouth Corp., 3.250%, 4/01/03..............          3,000,000       2,310,000
                                                                       --------------
HOME BUILDERS -- 0.0%
  Schuler Homes, Inc., 6.500%, 1/15/03............            750,000         600,000
                                                                       --------------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

BONDS AND NOTES -- CONTINUED
                                                             FACE
                                                            AMOUNT        VALUE !
-------------------------------------------------------------------------------------
INSURANCE -- 3.4%
  Loews Corp., 3.125%, 9/15/07....................  USD    63,050,000  $   53,907,750
                                                                       --------------
MACHINERY -- 0.0%
  Intevac, Inc., 6.500%, 3/01/04..................          1,250,000         650,000
                                                                       --------------
MANUFACTURING -- 0.2%
  FMC Corp., 6.750%, 1/16/05......................          1,325,000       1,139,500
  Hexcel Corp., 7.000%, 8/01/11...................          1,775,000       1,364,531
                                                                       --------------
                                                                            2,504,031
                                                                       --------------
MULTI-INDUSTRY -- 0.3%
  Thermo Instrument Systems, Inc., 4.500%,
    10/15/03 144A.................................          4,625,000       4,000,625
                                                                       --------------
OIL & GAS -- 2.6%
  Baker Hughes, Inc., Zero Coupon Bond, 5/05/08...         45,772,000      33,184,700
  Diamond Offshore Drilling, Inc., 3.750%,
    2/15/07.......................................          5,175,000       5,511,375
  Noram Energy Corp., 6.000%, 3/15/12.............            447,500         398,275
  Key Energy Group, Inc., 5.000%, 9/15/04.........          2,750,000       1,914,687
                                                                       --------------
                                                                           41,009,037
                                                                       --------------
PUBLISHING -- 0.2%
  Scholastic Corp., 5.000%, 8/15/05 144A..........          2,550,000       2,441,625
                                                                       --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.6%
  Federal Realty Investors Trust, 5.250%,
    10/28/03......................................          2,250,000       1,957,500
  Rockefeller Properties, Zero Coupon Bond,
    12/31/00......................................          7,000,000       5,827,500
  Sizeler Property Investors, Inc., 8.000%,
    7/15/03.......................................          1,175,000       1,092,750
                                                                       --------------
                                                                            8,877,750
                                                                       --------------
RESTAURANTS -- 0.2%
  Boston Chicken, Inc., Zero Coupon Bond, 6/01/15
    ^.............................................          4,125,000          15,469
  Boston Chicken, Inc., 4.500%, 2/01/04 ^.........          3,250,000          32,500
  Einstein/Noah Bagel Corp., 7.250%, 6/01/04......          2,880,000       1,497,600
  Shoney's, Inc., Zero Coupon Bond, 4/11/04.......          8,060,000       1,612,000
  TPI Enterprises, Inc., 8.250%, 7/15/02..........            700,000         350,000
                                                                       --------------
                                                                            3,507,569
                                                                       --------------
RETAIL -- SPECIALTY -- 0.0%
  Bell Sports Corp., 4.250%, 11/15/00.............             96,000          77,760
  CML Group, Inc., 5.500%, 1/15/03 ^..............          1,224,000           1,530
  Jacobson Stores, Inc., 6.750%, 12/15/11.........            540,000         373,275
                                                                       --------------
                                                                              452,565
                                                                       --------------
TELECOMMUNICATIONS -- 0.3%
  Broadband Technologies, Inc., 5.000%, 5/15/01...          9,800,000       4,165,000
                                                                       --------------
TEXTILE & APPAREL -- 0.0%
  Dixie Yarns, Inc., 7.000%, 5/15/12..............            265,000         198,750

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

BONDS AND NOTES -- CONTINUED
                                                             FACE
                                                            AMOUNT        VALUE !
-------------------------------------------------------------------------------------
TEXTILE & APPAREL -- CONTINUED
  Fieldcrest Cannon, Inc., 6.000%, 3/15/12........  USD       890,000  $      596,300
                                                                       --------------
                                                                              795,050
                                                                       --------------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $308,009,658)................                        281,828,303
                                                                       --------------
  TOTAL BONDS AND NOTES
    (Identified Cost $1,662,269,834)..............                      1,522,864,566
                                                                       --------------

                                                            SHARES
-------------------------------------------------------------------------------------
COMMON STOCKS -- 0.1% OF NET ASSETS
COMPUTERS -- 0.0%
  Streamlogic Corp. * -C-.........................            266,066             266
                                                                       --------------
RESTAURANTS -- 0.1%
  Advantica Restaurant Group, Inc. *..............            646,448       1,959,546
                                                                       --------------
RETAIL -- GENERAL -- 0.0%
  Penn Traffic Co.*...............................                  1               4
                                                                       --------------
  TOTAL COMMON STOCKS
    (Identified Cost $8,226,391)..................                          1,959,816
                                                                       --------------
PREFERRED STOCKS -- 2.2% OF NET ASSETS
BUILDING MATERIALS -- 0.2%
  Owens Corning, 6.500%...........................             66,000       2,491,500
                                                                       --------------
CHEMICALS -- MAJOR -- 0.0%
  E.I. du Pont DeNemours & Co., $3.50.............              3,775         228,388
                                                                       --------------
FREIGHT TRANSPORTATION -- 0.1%
  Arkansas Best Corp., $2.875.....................             39,670       1,666,140
                                                                       --------------
METALS -- 0.2%
  Bethlehem Steel Corp., $3.50....................             99,050       3,293,412
                                                                       --------------
OIL & GAS -- 0.5%
  Chesapeake Energy Corp., 7.000%.................             55,000       1,815,000
  Hvide Capital Trust, 6.500% ^...................             77,500         155,000
  R & B Falcon Corp., 13.875% PIK.................              2,907       2,761,495
  Weatherford International, Inc., Conv.,
    5.000%........................................            109,500       4,051,500
                                                                       --------------
                                                                            8,782,995
                                                                       --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
  Camden Property Trust, $2.25....................             13,500         325,687
  Equity Residential Properties Trust, 7.250%.....             59,200       1,228,400
                                                                       --------------
                                                                            1,554,087
                                                                       --------------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

PREFERRED STOCKS -- CONTINUED
                                                            SHARES        VALUE !
-------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.0%
  Hyperion Telecommunications, Inc., 12.875%
    PIK...........................................             16,359  $   14,559,117
  Nextel Communications, Inc., 11.125% PIK........              1,464       1,405,440
                                                                       --------------
                                                                           15,964,557
                                                                       --------------
UTILITIES -- 0.1%
  Central Maine Power Co., 3.500%.................              2,230         105,925
  Connecticut Light & Power Co., $1.90............              2,925          74,588
  Entergy Louisiana, Inc., 4.160%.................              2,600         133,900
  Jersey Central Power & Light Co., 4.000%........              2,020         120,190
  MDU Resources Group, Inc., 5.100%...............              4,020         344,212
  Minnesota Power & Light Co., 5.000%.............                200          13,625
  Niagara Mohawk Power Corp., 4.850%..............              5,000         375,000
  Northern States Power Co., $3.60................              1,000          49,000
  Public Service Co., 4.000%......................                360          23,130
                                                                       --------------
                                                                            1,239,570
                                                                       --------------
  TOTAL PREFERRED STOCKS
    (Identified Cost $39,045,138).................                         35,220,649
                                                                       --------------
WARRANTS -- 0.0% OF NET ASSETS
COMPUTERS -- 0.0%
  Streamlogic Corp., expiring 10/07/01 * -C-......              1,228               0
                                                                       --------------
OIL & GAS -- 0.0%
  R & B Falcon Corp., expiring 5/01/09 144A *.....              2,800         616,000
                                                                       --------------
RETAIL -- GENERAL -- 0.0%
  Bradlees, Inc., expiring 2/02/04 * -C-..........              1,924          15,632
  Penn Traffic Co., expiring 6/07/05 *............                  1               1
                                                                       --------------
                                                                               15,633
                                                                       --------------
  TOTAL WARRANTS
    (Identified Cost $821,112)....................                            631,633
                                                                       --------------

                                                             FACE
                                                            AMOUNT
-------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.2% OF NET ASSETS
  Repurchase Agreement with State Street Bank and
    Trust Co., dated 9/30/99 at 4.250% to be
    repurchased at $3,526,416 on 10/01/99
    collateralized by $2,840,000 U.S. Treasury
    Bond, 8.875% due 2/15/19 with a value of
    $3,596,593....................................  USD     3,526,000       3,526,000
                                                                       --------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $3,526,000)..................                          3,526,000
                                                                       --------------
TOTAL INVESTMENTS -- 97.8%
  (IDENTIFIED COST $1,713,888,475) @..............                      1,564,202,664
  Cash and Other Assets, Less Liabilities --
    2.2%..........................................                         34,669,051
                                                                       --------------
NET ASSETS -- 100%................................                     $1,598,871,715
                                                                       ==============

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

  !  See Note 1.
  # Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
-C-  Security in Chapter 11 bankruptcy.
  ^  Security in default.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 ++ Floating Rate Bond: Coupon is six month London Interbank Offered Rate (LIBOR) plus .8125%.
PIK  All or a portion of income may be received as additional securities.
  *  Non-income producing security.
  @ At September 30, 1999, the net unrealized depreciation on investments based on cost of $1,714,910,382 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $42,972,774 and $193,680,492, respectively, resulting in net unrealized depreciation of $150,707,718.

KEY TO ABBREVIATIONS:

CAD:  Canadian Dollar
NZD:  New Zealand Dollar
USD:  United States Dollar
ZAR:  South African Rand

                See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                                            FACE
                                                           AMOUNT      VALUE !
--------------------------------------------------------------------------------
BONDS AND NOTES -- 95.5% OF NET ASSETS
ARGENTINA -- 1.1%
  Republic of Argentina, 6.000%, 3/31/23..........  USD     700,000  $   452,410
                                                                     -----------
AUSTRALIA -- 10.3%
  New South Wales Trust, 6.500%, 5/01/06..........  AUD   1,900,000    1,244,546
  News America Holdings, Inc., 8.625%, 2/07/14....        1,240,000      800,688
  Queensland Treasury, 6.000%, 7/14/09............          760,000      472,706
  Queensland Treasury, 8.000%, 9/14/07............        1,600,000    1,138,832
  South Australia Government Finance Authority,
    Zero Coupon Bond, 12/21/15....................        2,750,000      586,312
                                                                     -----------
                                                                       4,243,084
                                                                     -----------
CANADA -- 4.4%
  Government of Canada, 8.750%, 12/01/05..........  CAD     700,000      550,204
  Magna International, Inc., Class A, 4.875%,
    2/15/05.......................................  USD     400,000      361,000
  Province of British Columbia, Zero Coupon Bond,
    9/05/20.......................................  CAD   5,025,000      891,141
                                                                     -----------
                                                                       1,802,345
                                                                     -----------
FINLAND -- 3.2%
  Republic of Finland, 6.000%, 4/25/08............  EUR   1,177,315    1,309,439
                                                                     -----------
GERMANY -- 27.7%
  Bayerische Vereinsbank, 6.000%, 1/23/06.........        1,022,583    1,140,938
  Deutsche Ausgleichsbank, 4.000%, 7/04/09........        1,850,000    1,817,167
  Deutsche Finance BV, 7.500%, 2/10/03............  DEM   2,300,000    1,346,782
  Deutsche Telekom AG, 5.250%, 5/20/08............  EUR   1,369,196    1,432,416
  Federal Republic of Germany, 4.500%, 8/19/02....          800,000      863,104
  Federal Republic of Germany, 4.500%, 5/19/03....        1,300,000    1,394,857
  Federal Republic of Germany, 4.750%, 7/04/28....        2,000,000    1,823,878
  Kreditanstalt Wierdarauf, 6.000%, 2/09/06.......          562,421      629,373
  Treuhandanstalt, 6.625%, 7/09/03................          153,387      175,748
  Westdt Landesbank, 5.250%, 10/14/05.............          766,937      825,717
                                                                     -----------
                                                                      11,449,980
                                                                     -----------
IRELAND -- 7.5%
  Republic of Ireland, 3.500%, 10/18/05...........        1,335,000    1,323,823
  Republic of Ireland, 4.600%, 4/18/16............        1,875,000    1,761,822
                                                                     -----------
                                                                       3,085,645
                                                                     -----------
JAPAN -- 3.6%
  MBL International Finance (Bermuda), 3.000%,
    11/30/02 +....................................  USD   1,250,000    1,471,875
                                                                     -----------
MALAYSIA -- 4.2%
  Tenaga Nasional Berhad, 7.500%, 11/01/25 144A...        2,375,000    1,728,097
                                                                     -----------
NETHERLANDS -- 2.4%
  Dutch Government, 5.750%, 9/15/02...............  EUR     907,560    1,007,961
                                                                     -----------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

BONDS AND NOTES -- CONTINUED
                                                            FACE
                                                           AMOUNT      VALUE !
--------------------------------------------------------------------------------
NEW ZEALAND -- 5.4%
  Government of New Zealand, 6.000%, 11/15/11.....  NZD   1,375,000  $   648,778
  Government of New Zealand, 7.000%, 7/15/09......        1,820,000      941,986
  Government of New Zealand, 8.000%, 11/15/06.....        1,200,000      658,610
                                                                     -----------
                                                                       2,249,374
                                                                     -----------
PERU -- 0.6%
  Republic of Peru, 3.750%, 3/07/17 (step to
    4.000% on 3/07/01) #..........................  USD     450,000      242,460
                                                                     -----------
PHILIPPINES -- 6.3%
  Bangko Sentral Pilipinas, 8.600%, 6/15/27.......        1,300,000    1,000,090
  FLI Capital Cayman, 6.250%, 2/01/02 +...........          900,000      945,000
  MBIA, Inc., Zero Coupon Bond, 12/18/01 +........          800,000      651,000
                                                                     -----------
                                                                       2,596,090
                                                                     -----------
SOUTH AFRICA -- 6.9%
  Escom, 11.000%, 6/01/08.........................  ZAR   6,000,000      791,246
  Republic of South Africa, 8.500%, 6/23/17.......  USD   1,400,000    1,214,500
  Sappi BVI Finance, 7.500%, 8/01/02..............          900,000      864,000
                                                                     -----------
                                                                       2,869,746
                                                                     -----------
SOUTH KOREA -- 0.6%
  Samsung Electronics Co. Ltd., 5.375%,
    12/16/01......................................  EUR     500,000      265,543
                                                                     -----------
SUPRANATIONAL -- 1.0%
  International Bank for Reconstruction &
    Development, Zero Coupon Bond, 8/20/07........  NZD   1,500,000      426,360
                                                                     -----------
THAILAND -- 6.4%
  Bangkok Bank Public Co. Ltd., 4.589%, 3/03/04
    +.............................................  USD   2,800,000    1,302,000
  Loxley Public Co. Ltd., 2.500%, 4/04/01 + ^.....          700,000      189,000
  Thai Farmers Bank Plc, 8.250%, 8/21/16 144A.....        1,650,000    1,138,500
                                                                     -----------
                                                                       2,629,500
                                                                     -----------
UNITED KINGDOM -- 1.9%
  Dolphin Telecom Plc, Zero Coupon Bond, 6/01/08
    (step to 11.625% on 6/01/03) #................  EUR   1,700,000      769,715
                                                                     -----------
UNITED STATES -- 2.0%
  Federal National Mortgage Association, 6.375%,
    8/15/07.......................................  AUD     525,000      332,883
  United States Treasury Notes, 5.625%, 5/15/08...  USD     500,000      485,310
                                                                     -----------
                                                                         818,193
                                                                     -----------
  TOTAL BONDS AND NOTES
    (Identified Cost $41,360,310).................                    39,417,817
                                                                     -----------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

SHORT-TERM INVESTMENT -- 2.6% OF NET ASSETS
                                                            FACE
                                                           AMOUNT      VALUE !
--------------------------------------------------------------------------------
  Repurchase Agreement with State Street Bank and
    Trust Co., dated 9/30/99 at 4.250% to be
    repurchased at $1,048,124 on 10/01/99
    collateralized by $845,000 U.S. Treasury Bond,
    8.875% due 2/15/19 with a value of
    $1,070,113....................................  USD   1,048,000  $ 1,048,000
                                                                     -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $1,048,000)..................                     1,048,000
                                                                     -----------
TOTAL INVESTMENTS -- 98.1%
  (IDENTIFIED COST $42,408,310) @.................                    40,465,817
  Cash and Other Assets, Less Liabilities --
    1.9%..........................................                       793,616
                                                                     -----------
NET ASSETS -- 100%................................                   $41,259,433
                                                                     ===========

  !  See Note 1.
  +  Convertible Bond.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  # Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
  ^  Security in default.
  @ At September 30, 1999, the net unrealized depreciation on investments based on cost of $42,417,152 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,420,706 and $3,372,041, respectively, resulting in net unrealized depreciation of $1,951,335.

KEY TO ABBREVIATIONS:

AUD:                    Australian Dollar                           NZD:       New Zealand Dollar
CAD:                    Canadian Dollar                             USD:       United States Dollar
EUR:                    Euro                                        ZAR:       South African Rand

               Ten Largest Sector Holdings at September 30, 1999
                         as a Percentage of Net Assets

Foreign Government/Agency                                      47.4%
Bank & Finance                                                 20.8%
Financial Services                                              9.5%
Telecommunications                                              5.3%
Utilities                                                       4.2%
Government Agencies                                             3.4%
Media & Entertainment                                           1.9%
Supranational                                                   1.0%
Auto & Related                                                  0.9%
Electronics                                                     0.6%

                See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                                            FACE
                                                           AMOUNT      VALUE !
--------------------------------------------------------------------------------
BONDS AND NOTES -- 88.9% OF NET ASSETS
NON-CONVERTIBLE BONDS -- 60.6%
BROADCASTING -- 1.5%
  Fox Family Worldwide, Inc., Zero Coupon Bond,
    11/01/07 (step to 10.250% on 11/01/02) #......  USD     475,000  $   306,375
                                                                     -----------
CANADIAN -- 4.1%
  Clearnet Communications, Inc., Zero Coupon Bond,
    8/13/07 (step to 11.750% on 8/13/02) #........  CAD     300,000      138,851
  Clearnet Communications, Inc., Zero Coupon Bond,
    5/15/08 (step to 10.400% on 5/15/03) #........          300,000      123,537
  Clearnet Communications, Inc., Zero Coupon Bond,
    2/15/09 (step to 10.750% on 2/15/04) #........          350,000      134,001
  Microcell Telecommunications, Inc., Zero Coupon
    Bond, 10/15/07 (step to 11.125% on 10/15/02)
    #.............................................          985,000      422,373
  Semi-Tech Corp., Zero Coupon Bond, 8/15/03 (step
    to 11.50% on 8/15/00) # -C-...................  USD   1,275,000       14,344
                                                                     -----------
                                                                         833,106
                                                                     -----------
COMPUTERS -- 0.2%
  Seagate Technology, Inc., 7.875%, 3/01/17.......           50,000       39,366
                                                                     -----------
DIVERSIFIED OPERATIONS -- 0.4%
  Reliance Industries Ltd., 10.375%, 6/24/16
    144A..........................................          100,000       87,370
                                                                     -----------
ENTERTAINMENT -- 0.3%
  Boston Celtics Ltd., 6.000%, 6/30/38............          111,000       66,322
                                                                     -----------
FOREIGN GOVERNMENT/AGENCY -- 10.2%
  Escom, 11.000%, 6/01/08.........................  ZAR     275,000       36,265
  Republic of Argentina, 6.8125%, 3/31/05++.......  USD      44,000       38,557
  Republic of Argentina, 8.875%, 3/01/29..........          375,000      255,825
  Republic of Argentina, 11.750%, 2/12/07.........          200,000      172,026
  Republic of Brazil, 10.125%, 5/15/27............          255,000      192,525
  Republic of Brazil C Bond, 8.000%, 4/15/14
    PIK...........................................          806,813      513,375
  Republic of Ecuador, 6.750%, 2/27/15++..........          174,653       25,325
  Republic of Panama, 4.250%, 7/17/14 (step to
    4.500% on 7/17/00) #..........................          250,000      180,625
  Republic of Peru, 3.750%, 3/07/17 (step to
    4.000% on 3/07/01) #..........................          400,000      215,520
  Republic of South Africa, 12.500%, 12/21/06.....  ZAR   1,000,000      149,667
  Republic of Venezuela, 9.250%, 9/15/27..........  USD     425,000      280,500
                                                                     -----------
                                                                       2,060,210
                                                                     -----------
FOREIGN ISSUER -- 24.2%
  Bangko Sentral Pilipinas, 8.600%, 6/15/27.......          350,000      269,255
  Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29
    144A..........................................          500,000      344,995
  Bayan Telecommunications, 13.500%, 7/15/06
    144A..........................................          100,000       94,500
  Centragas, 10.650%, 12/01/10 144A...............          212,927      176,996
  Cerro Negro Finance Ltd., 7.900%, 12/01/20
    144A..........................................          100,000       68,030
  Compania de Alimentos Fargo SA, 13.250%,
    8/01/08.......................................          100,000       77,500
  Dolphin Telecom Plc, Zero Coupon Bond, 6/01/08
    (step to 11.625% on 6/01/03) #................  EUR     250,000      113,193

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

BONDS AND NOTES -- CONTINUED
                                                            FACE
                                                           AMOUNT      VALUE !
--------------------------------------------------------------------------------
FOREIGN ISSUER -- CONTINUED
  Espirito Santo Centrais Eletricas SA, 10.000%,
    7/15/07.......................................  USD     350,000  $   254,625
  Indah Kiat Finance Mauritius Ltd., 10.000%,
    7/01/07.......................................          300,000      168,000
  Korea Electric Power Corp., 7.400%, 4/01/16.....          231,417      203,663
  Multicanal SA, 10.500%, 2/01/07.................          125,000       99,375
  Multicanal SA, 10.500%, 4/15/18.................          250,000      187,500
  Murrin Murrin Holdings Property Ltd., 9.375%,
    8/31/07.......................................           50,000       43,500
  Petroleos Mexicanos, Medium Term, 8.625%,
    12/01/23 144A.................................          145,000      112,375
  Philippine Long Distance Telephone Co., 8.350%,
    3/06/17.......................................          200,000      155,327
  Pindo Deli Finance Mauritius Ltd., 10.750%,
    10/01/07......................................          450,000      243,000
  Pindo Deli Finance Mauritius Ltd., 10.875%,
    10/01/27......................................          410,000      186,550
  Pycsa Panama SA, 10.280%, 12/15/12 144A.........           98,950       64,318
  Quezon Power Philippines Co., 8.860%, 6/15/17...          550,000      422,004
  Siam Commercial Bank Public Co., 7.500%, 3/15/06
    144A..........................................          100,000       78,000
  Tata Electric Co., 8.500%, 8/19/17 144A.........          200,000      161,916
  Tenaga Nasional Berhad, 7.500%, 11/01/25 144A...          850,000      618,477
  TFM SA de CV, Zero Coupon Bond, 6/15/09 (step to
    11.750% on 6/15/02) #.........................          250,000      135,000
  Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04....          400,000      220,000
  Total Access Communication Public Co. Ltd.,
    7.625%, 11/04/01 144A.........................          100,000       84,000
  Total Access Communication Public Co. Ltd.,
    8.375%, 11/04/06 144A.........................          400,000      286,518
                                                                     -----------
                                                                       4,868,617
                                                                     -----------
HEALTH CARE -- SERVICES -- 1.3%
  Columbia/HCA Healthcare Corp., 7.050%,
    12/01/27......................................           75,000       56,250
  Columbia/HCA Healthcare Corp., 7.750%,
    7/15/36.......................................          250,000      194,022
  Integrated Health Services, Inc., 9.250%,
    1/15/08.......................................          100,000       17,000
                                                                     -----------
                                                                         267,272
                                                                     -----------
OIL & GAS -- 4.6%
  Chesapeake Energy Corp., 7.875%, 3/15/04........          100,000       88,000
  Chesapeake Energy Corp., 8.500%, 3/15/12........          250,000      202,500
  Hvide Marine, Inc., 8.375%, 2/15/08 ^...........          400,000      176,000
  Pioneer Natural Resources Co., 7.200%,
    1/15/28.......................................          100,000       75,869
  R & B Falcon Corp., 7.375%, 4/15/18.............          500,000      382,500
                                                                     -----------
                                                                         924,869
                                                                     -----------
RAIL -- TRANSPORT -- 0.1%
  Missouri Pacific Railroad Co., 4.750%,
    1/01/20.......................................           30,000       18,900
                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS -- 0.4%
  Meditrust Corp., 7.000%, 8/15/07................          100,000       78,652
                                                                     -----------
RETAIL -- GENERAL -- 2.7%
  Dillon Read Structured Finance Corp., 7.430%,
    8/15/18.......................................          300,000      268,653
  Woolworth Corp., 8.500%, 1/15/22................          400,000      268,000
                                                                     -----------
                                                                         536,653
                                                                     -----------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

BONDS AND NOTES -- CONTINUED
                                                            FACE
                                                           AMOUNT      VALUE !
--------------------------------------------------------------------------------
STEEL -- 0.2%
  Geneva Steel Co., 9.500%, 1/15/04 ^.............  USD     150,000  $    31,125
                                                                     -----------
TELECOMMUNICATIONS -- 7.4%
  Nextel Communications, Inc., Zero Coupon Bond,
    10/31/07 (step to 9.750% on 10/31/02) #.......          100,000       70,750
  Nextel Communications, Inc., Zero Coupon Bond,
    2/15/08 (step to 9.950% on 2/15/03) #.........          100,000       69,750
  Nextlink Communications, Inc., Zero Coupon Bond,
    4/15/08 (step to 9.450% on 4/15/03) #.........          100,000       58,500
  RCN Corp., Zero Coupon Bond, 10/15/07 (step to
    11.125% on 10/15/02) #........................          375,000      241,875
  RCN Corp., Zero Coupon Bond, 2/15/08 (step to
    9.800% on 2/15/03) #..........................          550,000      330,000
  RCN Corp., Zero Coupon Bond, 7/01/08 (step to
    11.000% on 7/01/03) #.........................          100,000       60,000
  Telecorp PCS, Inc., Zero Coupon Bond, 4/15/09
    (step to 11.625% on 4/15/04) 144A #...........          500,000      289,375
  Teligent, Inc., Zero Coupon Bond, 3/01/08 (step
    to 11.500% on 3/01/03) #......................          400,000      210,000
  Tritel PCS, Inc., Zero Coupon Bond, 5/15/09
    (step to 12.750% on 5/15/04) 144A#............          175,000       98,000
  Triton Communications LLC, Zero Coupon Bond,
    5/01/08 (step to 11.000% on 5/01/03) #........          100,000       67,000
                                                                     -----------
                                                                       1,495,250
                                                                     -----------
TEXTILE & APPAREL -- 1.1%
  Fruit of the Loom, Inc., 8.875%, 4/15/06........           50,000       17,000
  Phillips Van Heusen Corp., 7.750%, 11/15/23.....          250,000      195,103
                                                                     -----------
                                                                         212,103
                                                                     -----------
TRANSPORTATION -- 0.5%
  American President Cos. Ltd., 8.000%, 1/15/24...          200,000      100,000
                                                                     -----------
UTILITIES -- 1.4%
  AES Corp., 8.875%, 11/01/27.....................          350,000      283,500
                                                                     -----------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $13,673,329).................                    12,209,690
                                                                     -----------
CONVERTIBLE BONDS -- 28.3%
AUTO & RELATED -- 1.0%
  Exide Corp., 2.900%, 12/15/05 144A..............          350,000      203,875
                                                                     -----------
CANADIAN -- 0.7%
  Rogers Communications, Inc., 2.000%, 11/26/05...          190,000      149,625
                                                                     -----------
COMPUTERS -- 4.1%
  Cray Research, Inc., 6.125%, 2/01/11............          113,000       75,145
  Data General Corp., 6.000%, 5/15/04.............           50,000       51,750
  HMT Technology Corp., 5.750%, 1/15/04...........           75,000       28,500
  Ingram Micro, Inc., Zero Coupon Bond, 6/09/18...           50,000       15,875

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

BONDS AND NOTES -- CONTINUED
                                                            FACE
                                                           AMOUNT      VALUE !
--------------------------------------------------------------------------------
COMPUTERS -- CONTINUED
  Maxtor Corp., 5.750%, 3/01/12...................  USD     500,000  $   350,000
  Read Rite Corp., 6.500%, 9/01/04................          150,000       60,000
  S3, Inc., 5.750%, 10/01/03......................          200,000      179,500
  Telxon Corp., 5.750%, 1/01/03...................           50,000       34,312
  Western Digital, Zero Coupon Bond, 2/18/18......          150,000       21,750
                                                                     -----------
                                                                         816,832
                                                                     -----------
ELECTRONICS -- 6.2%
  Cirrus Logic, Inc., 6.000%, 12/15/03............          250,000      182,500
  EDO Corp., 7.000%, 12/15/11.....................           50,000       40,500
  Integrated Device Technology, 5.500%, 6/01/02...          100,000      101,500
  Kent Electronics Corp., 4.500%, 9/01/04.........          325,000      264,875
  Lam Research Corp., 5.000%, 9/01/02.............          575,000      573,562
  Richardson Electronics Ltd., 7.250%, 12/15/06...           50,000       36,063
  Zenith Electronics Corp., 6.250%, 4/01/11 ^.....          350,000       59,500
                                                                     -----------
                                                                       1,258,500
                                                                     -----------
FOREIGN ISSUER -- 4.6%
  Advanced Agro Public Co., 3.500%, 6/17/01.......          125,000      103,750
  APP Finance VII Mauritius Ltd., 3.500%,
    4/30/03.......................................          200,000      100,250
  APP Finance VII Mauritius Ltd., 3.500%, 4/30/03
    144A..........................................          125,000       62,656
  Bangkok Bank Public Co. Ltd., 4.589%, 3/03/04...          225,000      104,625
  Banpu Public Co., 2.750%, 4/10/03...............           25,000       22,000
  Burns, Philp, 5.500%, 4/30/04...................           50,000       25,500
  Empresas ICA Sociedad, 5.000%, 3/15/04..........           80,000       47,200
  Loxley Public Co. Ltd., 2.500%, 4/04/01 ^.......          100,000       27,000
  Samsung Electronics Co. Ltd., Zero Coupon Bond,
    12/31/07......................................          100,000      125,750
  Sappi BVI Finance, 7.500%, 8/01/02..............          125,000      120,000
  Siam Commercial Bank Public Co., 3.250%,
    1/24/04.......................................          250,000      114,063
  Ssangyong Oil Refining Co., Inc., 3.000%,
    12/31/04......................................          125,000       83,125
                                                                     -----------
                                                                         935,919
                                                                     -----------
FREIGHT TRANSPORTATION -- 0.2%
  Builders Transportation, Inc., 8.000%, 8/15/05
    ^.............................................           75,000           94
  Worldway Corp., 6.250%, 4/15/11.................           62,000       50,220
                                                                     -----------
                                                                          50,314
                                                                     -----------
HEALTH CARE -- DRUGS -- 3.0%
  Dura Pharmaceuticals, Inc., 3.500%, 7/15/02.....          450,000      345,937
  Glycomed, Inc., 7.500%, 1/01/03.................          200,000      158,000
  NABI, Inc., 6.500%, 2/01/03.....................          125,000      103,125
                                                                     -----------
                                                                         607,062
                                                                     -----------
HEALTH CARE -- PRODUCTS -- 0.7%
  Centocor, Inc., 4.750%, 2/15/05.................          100,000      131,625
                                                                     -----------
HEALTH CARE -- SERVICES -- 0.8%
  PhyCor, Inc., 4.500%, 2/15/03...................          150,000      106,125
  Tenet Healthcare Corp., 6.000%, 12/01/05........           75,000       58,688
                                                                     -----------
                                                                         164,813
                                                                     -----------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

BONDS AND NOTES -- CONTINUED
                                                            FACE
                                                           AMOUNT      VALUE !
--------------------------------------------------------------------------------
HOME BUILDERS -- 0.3%
  Schuler Homes, Inc., 6.500%, 1/15/03............  USD      70,000  $    56,000
                                                                     -----------
INSURANCE -- 2.1%
  Loews Corp., 3.125%, 9/15/07....................          500,000      427,500
                                                                     -----------
MACHINERY -- 0.1%
  Intevac, Inc., 6.500%, 3/01/04..................           25,000       13,000
                                                                     -----------
MANUFACTURING -- 0.7%
  Hexcel Corp., 7.000%, 8/01/03...................           50,000       39,625
  Hexcel Corp., 7.000%, 8/01/11...................          125,000       96,094
                                                                     -----------
                                                                         135,719
                                                                     -----------
OIL & GAS -- 2.4%
  Key Energy Group, Inc., 5.000%, 9/15/04.........          550,000      382,937
  Pogo Producing Co., 5.500%, 6/15/06.............           75,000       61,125
  Pride International, Inc., Zero Coupon Bond,
    4/24/18.......................................          100,000       33,250
                                                                     -----------
                                                                         477,312
                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
  Sizeler Property Investors, Inc., 8.000%,
    7/15/03.......................................           15,000       13,950
                                                                     -----------
RESTAURANTS -- 0.6%
  Boston Chicken, Inc., Zero Coupon Bond, 6/01/15
    ^.............................................          625,000        2,344
  Boston Chicken, Inc., 4.500%, 2/01/04 ^.........          100,000        1,000
  Einstein/Noah Bagel Corp., 7.250%, 6/01/04......           50,000       26,000
  Shoney's, Inc., Zero Coupon Bond, 4/11/04.......          350,000       70,000
  TPI Enterprises, Inc., 8.250%, 7/15/02..........           25,000       12,500
                                                                     -----------
                                                                         111,844
                                                                     -----------
RETAIL -- SPECIALTY -- 0.5%
  CML Group, Inc., 5.500%, 1/15/03 ^..............          100,000          125
  Jacobson Stores, Inc., 6.750%, 12/15/11.........          150,000      103,688
                                                                     -----------
                                                                         103,813
                                                                     -----------
TELECOMMUNICATIONS -- 0.2%
  Broadband Technologies, Inc., 5.000%, 5/15/01...          100,000       42,500
                                                                     -----------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $6,490,856)..................                     5,700,203
                                                                     -----------
  TOTAL BONDS AND NOTES
    (Identified Cost $20,164,185).................                    17,909,893
                                                                     -----------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

COMMON STOCKS -- 4.3% OF NET ASSETS
                                                           SHARES      VALUE !
--------------------------------------------------------------------------------
FOREIGN ISSUER -- 1.4%
  Sappi Ltd. ADR..................................            2,950  $   274,350
                                                                     -----------
OIL & GAS -- 0.3%
  Chesapeake Energy Corp..........................           16,000       62,000
                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS -- 2.5%
  Associated Estates Realty Corp..................           15,500      142,406
  Berkshire Realty Co., Inc.......................           15,500      186,000
  Developers Diversified Realty Corp..............            4,825       67,550
  Meditrust Corp..................................           13,500      114,750
                                                                     -----------
                                                                         510,706
                                                                     -----------
RESTAURANTS -- 0.1%
  Advantica Restaurant Group, Inc. *..............            7,197       21,816
                                                                     -----------
RETAIL -- GENERAL -- 0.0%
  Penn Traffic Co.*...............................                1            4
                                                                     -----------
  TOTAL COMMON STOCKS
    (Identified Cost $1,001,246)..................                       868,876
                                                                     -----------
PREFERRED STOCKS -- 4.1% OF NET ASSETS
FOREIGN ISSUER -- 0.3%
  Philippine Long Distance Telephone Co., $3.50,
    GDS...........................................            1,000       41,500
  Siam Commercial Bank Public Co. , 5.520%
    144A*.........................................           20,000       17,964
                                                                     -----------
                                                                          59,464
                                                                     -----------
OIL & GAS -- 1.7%
  Chesapeake Energy Corp., 7.000%.................            7,250      239,250
  R & B Falcon Corp., 13.875% PIK.................              104       98,625
                                                                     -----------
                                                                         337,875
                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
  Meditrust Corp. Series A, 9.000%................            1,400       21,263
                                                                     -----------
TELECOMMUNICATIONS -- 1.6%
  Hyperion Telecommunications, Inc., 12.875%
    PIK...........................................              247      220,188
  Nextel Communications, Inc., 11.125% PIK........              106      101,760
                                                                     -----------
                                                                         321,948
                                                                     -----------
UTILITIES -- 0.4%
  Central Maine Power Co., 3.500%.................            1,460       69,350
  Entergy Gulf States, Inc., 4.400%...............              270       15,795
                                                                     -----------
                                                                          85,145
                                                                     -----------
  TOTAL PREFERRED STOCKS
    (Identified Cost $772,631)....................                       825,695
                                                                     -----------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

WARRANTS -- 0.1% OF NET ASSETS
                                                           SHARES      VALUE !
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.0%
  Siam Commercial Bank Public Co. Ltd., expiring
    5/10/02 *.....................................           20,000  $     5,744
                                                                     -----------
OIL & GAS -- 0.1%
  R & B Falcon Corp., expiring 5/01/09 144A *.....              100       22,000
                                                                     -----------
RETAIL -- GENERAL -- 0.0%
  Penn Traffic Co., expiring 6/07/05 *............                1            0
                                                                     -----------
  TOTAL WARRANTS
    (Identified Cost $16,007).....................                        27,744
                                                                     -----------

                                                            FACE
                                                           AMOUNT
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.8% OF NET ASSETS
  Repurchase Agreement with State Street Bank and
    Trust Co., dated 9/30/99 at 4.250% to be
    repurchased at $156,018 on 10/01/99
    collateralized by $130,000 U.S. Treasury Bond,
    8.875% due 2/15/19 with a value of $164,633...  USD     156,000      156,000
                                                                     -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $156,000)....................                       156,000
                                                                     -----------
TOTAL INVESTMENTS -- 98.2%
  (IDENTIFIED COST $22,110,069) @.................                    19,788,208
  Cash and Other Assets, Less Liabilities --
    1.8%..........................................                       361,372
                                                                     -----------
NET ASSETS -- 100%................................                   $20,149,580
                                                                     ===========

  !  See Note 1.
  # Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
-C-  Security in Chapter 11 bankruptcy.
  ^  Security in default.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 ++ Floating Rate Bond: Coupon is six month London Interbank Offered Rate (LIBOR) plus .8125%.
PIK  All or a portion of income may be received as additional securities.
  *  Non-income producing security.
  @ At September 30, 1999, the net unrealized depreciation on investments based on cost of $22,121,036 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $894,273 and $3,228,825, respectively, resulting in net unrealized depreciation of $2,334,552.

KEY TO ABBREVIATIONS:

ADR:                    American Depositary Receipts
CAD:                    Canadian Dollar
EUR:                    Euro
GDS:                    Global Depositary Shares
USD:                    United States Dollar
ZAR:                    South African Rand

                See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                                            FACE
                                                           AMOUNT      VALUE !
--------------------------------------------------------------------------------
BONDS AND NOTES -- 96.2% OF NET ASSETS
AUTO & RELATED -- 3.1%
  Dana Corp., 6.250%, 3/01/04.....................  USD     150,000  $   144,322
  Delphi Automotive Systems Corp., 6.125%,
    5/01/04.......................................          100,000       96,175
  TRW, Inc., 6.625%, 6/01/04 144A.................          100,000       98,054
                                                                     -----------
                                                                         338,551
                                                                     -----------
BANKS/SAVINGS & LOANS -- 3.2%
  Capital One Bank, 5.950%, 2/15/01...............          200,000      197,332
  Capital One Bank, 6.375%, 2/15/03...............          100,000       97,125
  NationsBank Corp., 7.000%, 9/15/01..............           55,000       55,590
                                                                     -----------
                                                                         350,047
                                                                     -----------
CANADIAN -- 2.3%
  Canadian Government, 5.500%, 6/01/09............  CAD     150,000      100,361
  MacMillan Bloedel Ltd., 6.750%, 2/15/06.........  USD     150,000      144,739
                                                                     -----------
                                                                         245,100
                                                                     -----------
CHEMICALS -- MAJOR -- 1.4%
  Rohm & Haas Co., 6.950%, 7/15/04 144A...........          150,000      150,291
                                                                     -----------
COMPUTERS -- 0.8%
  Sun Microsystems, Inc., 7.350%, 8/15/04.........           90,000       91,100
                                                                     -----------
DATA PROCESSING SERVICES -- 1.8%
  Ceridian Corp., 7.250%, 6/01/04 144A............          200,000      198,506
                                                                     -----------
ENTERTAINMENT -- 1.5%
  Time Warner Entertainment Co., 7.750%,
    6/15/05.......................................          155,000      158,497
                                                                     -----------
FINANCIAL SERVICES -- 13.3%
  Associates Manufactured Housing, 6.475%,
    3/15/28.......................................           50,000       49,809
  CIT Group, Inc., 5.800%, 2/26/01................          230,000      227,753
  Duke Capital Corp., 7.250%, 10/01/04............          100,000      100,370
  First USA Credit Card Master Trust, 5.550%,
    9/18/06.......................................          150,000      142,640
  Ford Motor Credit Co., 5.800%, 1/12/09..........          250,000      227,132
  Green Tree Financial Corp., 6.950%, 3/15/27.....          200,000      197,408
  Household Finance Corp., 5.875%, 9/25/04........          350,000      333,322
  OSCC Home Equity Loan Trust, 6.025%, 6/15/08....          152,272      149,838
                                                                     -----------
                                                                       1,428,272
                                                                     -----------
FOREIGN GOVERNMENT/AGENCY -- 3.3%
  Republic of Brazil C Bond, 8.000%, 4/15/14
    PIK...........................................          179,292      114,083
  Republic of South Africa, 8.375%, 10/17/06......          250,000      244,375
                                                                     -----------
                                                                         358,458
                                                                     -----------
FOREIGN ISSUER -- 10.4%
  Espirito Santo Centrais Eletricas SA, 10.000%,
    7/15/07.......................................          150,000      109,125
  Gruma SA de CV, 7.625%, 10/15/07................          200,000      175,500
  Korea Development Bank, 6.750%, 12/01/05........          100,000       92,153
  Korea Electric Power Corp., 7.750%, 4/01/13.....          150,000      135,267
  Pemex Finance Ltd., 9.140%, 8/15/04 144A........          100,000       99,797

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

BONDS AND NOTES -- CONTINUED
                                                            FACE
                                                           AMOUNT      VALUE !
--------------------------------------------------------------------------------
FOREIGN ISSUER -- CONTINUED
  Perez Companc SA, 8.125%, 7/15/07 144A..........  USD     250,000  $   215,000
  Tenaga Nasional Berhad, 7.625%, 4/29/07 144A....          125,000      112,635
  Total Access Communication Public Co. Ltd.,
    8.375%, 11/04/06 144A.........................          220,000      157,585
  YPF SA, 7.000%, 10/26/02........................           20,998       20,900
                                                                     -----------
                                                                       1,117,962
                                                                     -----------
FOREST & PAPER PRODUCTS -- 0.9%
  Temple-Inland, Inc., 6.750%, 3/01/09............          100,000       94,401
                                                                     -----------
GOVERNMENT AGENCIES -- 13.2%
  Federal Home Loan Mortgage Corp., 5.000%,
    1/15/04.......................................          250,000      237,227
  Federal Home Loan Mortgage Corp., 5.125%,
    10/15/08......................................          370,000      331,553
  Federal Home Loan Mortgage Corp., 6.000%,
    4/15/06.......................................           38,043       37,983
  Federal Home Loan Mortgage Corp., 6.250%,
    10/15/07......................................           55,000       54,605
  Federal National Mortgage Association, 5.500%,
    4/25/06.......................................          250,000      247,890
  Federal National Mortgage Association, 5.625%,
    5/14/04.......................................          200,000      194,032
  Federal National Mortgage Association, 6.000%,
    5/25/08.......................................          117,411      115,906
  Federal National Mortgage Association, 6.500%,
    1/18/16.......................................           35,037       34,949
  Federal National Mortgage Association, 6.500%,
    8/15/16.......................................          165,000      164,741
                                                                     -----------
                                                                       1,418,886
                                                                     -----------
HEALTH CARE -- PRODUCTS -- 2.2%
  Bausch & Lomb, Inc., 6.500%, 8/01/05............          250,000      236,032
                                                                     -----------
OIL & GAS -- 4.7%
  Pioneer Natural Resources Co., 6.500%,
    1/15/08.......................................          250,000      205,857
  R & B Falcon Corp., 6.750%, 4/15/05.............          350,000      297,500
                                                                     -----------
                                                                         503,357
                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS -- 16.1%
  American Health Properties, Inc., 7.050%,
    1/15/02.......................................           65,000       63,440
  American Health Properties, Inc., 7.500%,
    1/15/07.......................................          275,000      243,194
  Excel Realty Trust, Inc., 6.875%, 10/15/04......          165,000      161,205
  First Industrial, 7.000%, 12/01/06..............          250,000      222,113
  Highwoods Realty LP, 6.750%, 12/01/03...........          350,000      333,151
  Oasis Residential, Inc., 6.750%, 11/15/01.......          350,000      337,851
  Trinet Corporate Realty Trust, Inc., 6.750%,
    3/01/03.......................................          335,000      314,910
  Trinet Corporate Realty Trust, Inc., 7.300%,
    5/15/01.......................................           55,000       53,335
                                                                     -----------
                                                                       1,729,199
                                                                     -----------
SECURITIES -- 3.3%
  Lehman Brothers Holdings, Inc., 6.125%,
    2/01/01.......................................           60,000       59,509
  Lehman Brothers Holdings, Inc., 7.125%,
    9/15/03.......................................          100,000       99,779
  Morgan Stanley Dean Witter & Co., 5.625%,
    1/20/04.......................................          200,000      191,092
                                                                     -----------
                                                                         350,380
                                                                     -----------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

BONDS AND NOTES -- CONTINUED
                                                            FACE
                                                           AMOUNT      VALUE !
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 5.2%
  Cox Communications, Inc., 6.500%, 11/15/02......  USD     165,000  $   162,657
  Intermedia Communications, Inc., 8.600%,
    6/01/08.......................................          125,000      107,500
  TCI Communications, Inc., 6.875%, 2/15/06.......          290,000      288,318
                                                                     -----------
                                                                         558,475
                                                                     -----------
TEXTILE & APPAREL -- 1.8%
  Tommy Hilfiger Corp., 6.500%, 6/01/03...........          200,000      192,282
                                                                     -----------
TOBACCO -- 0.6%
  Philip Morris Cos., Inc., 7.250%, 9/15/01.......           65,000       65,608
                                                                     -----------
TRUCKING & LEASING -- 1.9%
  Amerco, 7.490%, 9/18/01.........................          200,000      203,630
                                                                     -----------
U.S. GOVERNMENT -- 3.4%
  U.S. Treasury Notes, 5.375%, 6/30/03............          100,000       98,547
  U.S. Treasury Notes, 5.500%, 5/31/00............          190,000      190,268
  U.S. Treasury Notes, 5.500%, 2/15/08............           75,000       72,316
                                                                     -----------
                                                                         361,131
                                                                     -----------
UTILITIES -- 1.8%
  Texas Utilities Co., 5.940%, 10/15/01...........          200,000      197,194
                                                                     -----------
  TOTAL BONDS AND NOTES
    (Identified Cost $10,796,242).................                    10,347,359
                                                                     -----------
SHORT-TERM INVESTMENT -- 2.1% OF NET ASSETS
  Repurchase Agreement with State Street Bank and
    Trust Co., dated 9/30/99 at 4.250% to be
    repurchased at $227,027 on 10/01/99
    collateralized by $185,000 U.S. Treasury Bond,
    8.875% due 2/15/19 with a value of $234,285...  USD     227,000      227,000
                                                                     -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $227,000)....................                       227,000
                                                                     -----------
TOTAL INVESTMENTS -- 98.3%
  (IDENTIFIED COST $11,023,242) @.................                    10,574,359
  Cash and Other Assets, Less Liabilities --
    1.7%..........................................                       183,370
                                                                     -----------
NET ASSETS -- 100%................................                   $10,757,729
                                                                     ===========

  !  See Note 1.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
PIK  All or a portion of income may be received as additional securities.
  @ At September 30, 1999, the net unrealized depreciation on investments based on cost of $11,026,645 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $46,672 and $498,958, respectively, resulting in net unrealized depreciation of $452,286.

KEY TO ABBREVIATIONS:

CAD:  Canadian Dollar
USD:  United States Dollar

                See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                                            FACE
                                                           AMOUNT        VALUE !
-------------------------------------------------------------------------------------
BONDS AND NOTES -- 94.0% OF NET ASSETS
NON-CONVERTIBLE BONDS -- 83.3%
AUTO & RELATED -- 6.9%
  Delphi Automotive Systems Corp., 7.125%,
    5/01/29.......................................  USD     700,000  $        630,483
  Ford Motor Co., 6.375%, 2/01/29.................          750,000           641,647
  TRW, Inc., 6.650%, 1/15/28......................          125,000           104,605
  TRW, Inc., 7.750%, 6/01/29 144A.................          100,000            96,736
                                                                     ----------------
                                                                            1,473,471
                                                                     ----------------
BUILDING & CONSTRUCTION -- 1.1%
  Lennar Corp., 7.625%, 3/01/09...................          250,000           227,120
                                                                     ----------------
BUILDING MATERIALS -- 1.1%
  Owens Corning, 7.500%, 8/01/18..................          250,000           223,215
                                                                     ----------------
CANADIAN -- 15.0%
  Canadian Government, Zero Coupon Bond,
    6/01/21.......................................  CAD     150,000            28,247
  Canadian Government, Zero Coupon Bond,
    6/01/25.......................................        5,290,000           805,346
  MacMillan Bloedel Ltd., 7.700%, 2/15/26.........  USD     100,000            98,522
  New Brunswick FM Project, Zero Coupon Bond,
    11/30/27 (step to 6.470% on 5/30/03) 144A #...  CAD      75,000            39,263
  Ontario Hydro, 8.900%, 8/18/22..................           55,000            48,688
  Province of Alberta, 5.394%, 6/14/13............          241,833           158,724
  Province of Alberta, 5.930%, 9/16/16............           46,250            31,242
  Province of British Columbia, Zero Coupon Bond,
    6/09/22.......................................          250,000            39,597
  Province of British Columbia, Zero Coupon Bond,
    8/19/22.......................................          605,000            94,670
  Province of British Columbia, Zero Coupon Bond,
    8/23/24.......................................        4,850,000           668,245
  Province of Manitoba, Zero Coupon Bond,
    3/05/31.......................................        1,100,000           102,011
  Province of Manitoba, 6.500%, 9/22/17...........           25,000            17,282
  Province of Manitoba, 7.750%, 12/22/25..........           55,000            44,041
  Province of Nova Scotia, 6.600%, 6/01/27........          500,000           342,329
  Province of Ontario, Zero Coupon Bond,
    6/02/27.......................................        4,700,000           547,800
  Province of Saskatchewan (Certificate of
    Deposit), Zero Coupon Bond, 2/04/22...........          650,000           106,627
  Province of Saskatchewan (Certificate of
    Deposit), Zero Coupon Bond, 5/30/25...........          215,000            28,549
                                                                     ----------------
                                                                            3,201,183
                                                                     ----------------
COMPUTERS -- 1.0%
  Seagate Technology, Inc., 7.450%, 3/01/37.......  USD     175,000           159,128
  Seagate Technology, Inc., 7.875%, 3/01/17.......           75,000            59,049
                                                                     ----------------
                                                                              218,177
                                                                     ----------------
ENTERTAINMENT -- 3.4%
  Time Warner, Inc., 6.625%, 5/15/29..............          840,000           732,480
                                                                     ----------------
FINANCIAL SERVICES -- 7.1%
  Duke Capital Corp., 8.000%, 10/01/19............          250,000           251,225
  Household Finance Corp., 5.875%, 2/01/09........          625,000           562,275
  Merey Sweeny LP, 8.850%, 12/18/19 144A..........          100,000            99,142
  Security Capital Group, Inc., 7.700%, 6/15/28...          125,000           105,232
  US West Capital Funding, Inc., 6.375%,
    7/15/08.......................................          250,000           233,980

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND

(CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

-------------------------------------------------------------------------------------
BONDS AND NOTES  -- CONTINUED
                                                            FACE
                                                           AMOUNT        VALUE !
FINANCIAL SERVICES -- CONTINUED
  US West Capital Funding, Inc., 6.875%,
    7/15/28.......................................  USD     300,000  $        265,962
                                                                     ----------------
                                                                            1,517,816
                                                                     ----------------
FOOD & BEVERAGE -- 1.3%
  Pepsi Bottling Group, Inc., 7.000%, 3/01/29.....          300,000           276,405
                                                                     ----------------
FOREIGN GOVERNMENT/AGENCY -- 5.0%
  Republic of Brazil, 10.125%, 5/15/27............           10,000             7,550
  Republic of Brazil C Bond, 8.000%, 4/15/14
    PIK...........................................          776,932           494,361
  Republic of Peru, 3.750%, 3/07/17 (step to
    4.000% on 3/07/01) #..........................          300,000           161,640
  Republic of South Africa, 8.500%, 6/23/17.......          200,000           173,500
  Republic of South Africa, 12.500%, 12/21/06.....  ZAR     400,000            59,867
  Republic of South Africa, 13.000%, 8/31/10......          125,000            18,613
  Republic of South Africa, 13.500%, 9/15/15......          150,000            22,675
  Republic of Venezuela, 9.250%, 9/15/27..........  USD     200,000           132,000
                                                                     ----------------
                                                                            1,070,206
                                                                     ----------------
FOREIGN ISSUER -- 12.5%
  Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29
    144A..........................................           50,000            34,500
  Centragas, 10.650%, 12/01/10 144A...............           85,171            70,798
  Cerro Negro Finance Ltd., 7.900%, 12/01/20
    144A..........................................           50,000            34,015
  Embotelladora Andina SA, 7.625%, 10/01/27.......          125,000            92,385
  Empresa Nacional de Electricidad SA (Endesa),
    7.875%, 2/01/27...............................          500,000           420,500
  Enersis SA, 7.400%, 12/01/16....................          350,000           300,293
  Espirito Santo Centrais Eletricas SA, 10.000%,
    7/15/07.......................................          150,000           109,125
  Korea Electric Power Corp., 7.750%, 4/01/13.....          150,000           135,267
  PDVSA Finance Ltd., 7.500%, 11/15/28............           50,000            35,105
  Pemex Finance Ltd., 10.610%, 8/15/17 144A.......          250,000           253,650
  Petrozuata Finance, Inc., 8.220%, 4/01/17
    144A..........................................          200,000           148,000
  Pindo Deli Finance Mauritius Ltd., 10.750%,
    10/01/07......................................          100,000            56,000
  Pindo Deli Finance Mauritius Ltd., 10.875%,
    10/01/27......................................          100,000            45,500
  Quezon Power Philippines Co., 8.860%, 6/15/17...           50,000            38,364
  Samsung Electronics Co. Ltd., 7.700%, 10/01/27
    144A..........................................          100,000            75,375
  Telekom Malaysia Berhad, 7.875%, 8/01/25 144A...          500,000           413,150
  Tenaga Nasional Berhad, 7.500%, 11/01/25 144A...          400,000           291,048
  Total Access Communication Public Co. Ltd.,
    8.375%, 11/04/06 144A.........................           25,000            17,907
  Transgas De Occidente SA, 9.790%, 11/01/10
    144A..........................................           97,773            80,783
                                                                     ----------------
                                                                            2,651,765
                                                                     ----------------
FOREST & PAPER PRODUCTS -- 0.4%
  Westvaco Corp., 7.000%, 8/15/23.................          100,000            87,683
                                                                     ----------------
GOVERNMENT AGENCIES -- 2.4%
  Federal National Mortgage Association, Zero
    Coupon Bond, 10/29/07.........................  NZD     200,000            53,983
  Federal National Mortgage Association, 6.000%,
    7/01/29.......................................  USD     494,878           461,473
                                                                     ----------------
                                                                              515,456
                                                                     ----------------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND

(CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

-------------------------------------------------------------------------------------
BONDS AND NOTES  -- CONTINUED
                                                            FACE
                                                           AMOUNT        VALUE !
HEALTH CARE -- PRODUCTS -- 0.6%
  Bausch & Lomb, Inc., 7.125%, 8/01/28............  USD     150,000  $        129,645
                                                                     ----------------
HOME BUILDERS -- 0.1%
  Pulte Corp., 7.625%, 10/15/17...................           25,000            22,035
                                                                     ----------------
OIL & GAS -- 9.9%
  Anadarko Petroleum Corp., 6.625%, 1/15/28.......          250,000           211,185
  Ensco International, Inc., 6.750%, 11/15/07.....          250,000           237,467
  Ensco International, Inc., 7.200%, 11/15/27.....          250,000           225,595
  Global Marine, Inc., 7.000%, 6/01/28............          250,000           219,950
  Kerr-McGee Corp., 7.125%, 10/15/27..............          200,000           181,944
  Pennzoil-Quaker State Co., 7.375%, 4/01/29......          250,000           231,550
  Pioneer Natural Resources Co., 7.200%,
    1/15/28.......................................           40,000            30,348
  R & B Falcon Corp., 7.375%, 4/15/18.............          100,000            76,500
  Seagull Energy Corp., 7.500%, 9/15/27...........          180,000           149,400
  Union Pacific Resources Group, Inc., 7.150%,
    5/15/28.......................................          175,000           155,906
  Union Pacific Resources Group, Inc., 7.950%,
    4/15/29.......................................          400,000           391,992
                                                                     ----------------
                                                                            2,111,837
                                                                     ----------------
RAIL -- TRANSPORT -- 0.8%
  Louisville & Nashville Railroad Co., 2.875%,
    4/01/03.......................................            4,000             3,470
  Louisville & Nashville Railroad Co., 3.375%,
    4/01/03.......................................           12,000            10,838
  Missouri Pacific Railroad Co., 4.250%,
    1/01/05.......................................           39,000            33,780
  Missouri Pacific Railroad Co., 4.750%,
    1/01/20.......................................           46,000            28,980
  Missouri Pacific Railroad Co., 4.750%,
    1/01/30.......................................           86,000            55,040
  Missouri Pacific Railroad Co., 5.000%,
    1/01/45.......................................           50,000            27,000
                                                                     ----------------
                                                                              159,108
                                                                     ----------------
REAL ESTATE INVESTMENT TRUSTS -- 2.7%
  First Industrial, 7.500%, 12/01/17..............          100,000            85,718
  First Industrial, 7.600%, 7/15/28...............          150,000           125,360
  Highwoods Realty LP, 7.500%, 4/15/18............           50,000            44,611
  Security Capital Industrial Trust, 7.625%,
    7/01/17.......................................           75,000            67,556
  Susa Partnership LP, 7.500%, 12/01/27...........          125,000           104,785
  Trinet Corporate Realty Trust, Inc., 7.700%,
    7/15/17.......................................          200,000           140,846
                                                                     ----------------
                                                                              568,876
                                                                     ----------------
SECURITIES -- 1.1%
  Lehman Brothers Inc., 6.500%, 4/15/08...........          250,000           232,347
                                                                     ----------------
SUPRANATIONAL -- 0.9%
  International Bank for Reconstruction &
    Development, Zero Coupon Bond, 8/20/07........  NZD     585,000           166,281
  International Bank for Reconstruction &
    Development, 8.000%, 5/23/07..................           45,000            23,372
                                                                     ----------------
                                                                              189,653
                                                                     ----------------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND

(CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

-------------------------------------------------------------------------------------
BONDS AND NOTES  -- CONTINUED
                                                            FACE
                                                           AMOUNT        VALUE !
TELECOMMUNICATIONS -- 1.7%
  Sprint Capital Corp., 6.375%, 5/01/09...........  USD     250,000  $        235,282
  Sprint Capital Corp., 6.875%, 11/15/28..........          150,000           135,981
                                                                     ----------------
                                                                              371,263
                                                                     ----------------
TEXTILE & APPAREL -- 0.1%
  Kellwood Co., 7.625%, 10/15/17..................           25,000            21,929
                                                                     ----------------
U.S. GOVERNMENT -- 8.2%
  U.S. Treasury Bonds, 5.500%, 8/15/28............        1,950,000         1,745,250
                                                                     ----------------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $18,319,916).................                         17,746,920
                                                                     ----------------
CONVERTIBLE BONDS -- 10.7%
AUTO & RELATED -- 0.6%
  Magna International, Inc., Class A, 4.875%,
    2/15/05.......................................          150,000           135,375
                                                                     ----------------
COMPUTERS -- 0.0%
  Maxtor Corp., 5.750%, 3/01/12...................           10,000             7,000
                                                                     ----------------
DIVERSIFIED OPERATIONS -- 2.2%
  Thermo Electron Corp., 4.250%, 1/01/03 144A.....          550,000           469,562
                                                                     ----------------
ELECTRONICS -- 0.5%
  Kent Electronics Corp., 4.500%, 9/01/04.........           50,000            40,750
  Thermedics, Inc., Zero Coupon Bond, 6/01/03.....          100,000            67,500
                                                                     ----------------
                                                                              108,250
                                                                     ----------------
ENVIRONMENTAL SERVICES -- 0.5%
  Thermo TerraTech, Inc., 4.625%, 5/01/03 144A....          110,000            96,800
                                                                     ----------------
FOREIGN ISSUER -- 0.6%
  Banpu Public Co., 2.750%, 4/10/03...............           20,000            17,600
  Burns, Philp, 5.500%, 4/30/04...................           20,000            10,200
  Ssangyong Oil Refining Co., Inc., 3.000%,
    12/31/04......................................           30,000            19,950
  Telekom Malaysia Berhad, 4.000%, 10/03/04.......           50,000            41,063
  Total Access Communication Public Co. Ltd.,
    2.000%, 5/31/06...............................           30,000            28,650
                                                                     ----------------
                                                                              117,463
                                                                     ----------------
HEALTH CARE -- SERVICES -- 0.5%
  Healthsouth Corp., 3.250%, 4/01/03..............          150,000           115,500
                                                                     ----------------
INDUSTRIAL EQUIPMENT -- 0.3%
  MascoTech, Inc., 4.500%, 12/15/03...............           75,000            60,094
                                                                     ----------------
INSURANCE -- 2.4%
  Loews Corp., 3.125%, 9/15/07....................          590,000           504,450
                                                                     ----------------
MULTI-INDUSTRY -- 1.0%
  Thermo Instrument Systems, Inc., 4.500%,
    10/15/03 144A.................................          250,000           216,250
                                                                     ----------------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND

(CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

-------------------------------------------------------------------------------------
BONDS AND NOTES  -- CONTINUED
                                                            FACE
                                                           AMOUNT        VALUE !
OIL & GAS -- 1.9%
  Baker Hughes, Inc., Zero Coupon Bond, 5/05/08...  USD     400,000  $        290,000
  Diamond Offshore Drilling, Inc., 3.750%,
    2/15/07.......................................           50,000            53,250
  Noram Energy Corp., 6.000%, 3/15/12.............           60,000            53,400
                                                                     ----------------
                                                                              396,650
                                                                     ----------------
PUBLISHING -- 0.2%
  Scholastic Corp., 5.000%, 8/15/05 144A..........           50,000            47,875
                                                                     ----------------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $2,308,628)..................                          2,275,269
                                                                     ----------------
  TOTAL BONDS AND NOTES
    (Identified Cost $20,628,544).................                         20,022,189
                                                                     ----------------

                                                           SHARES
-------------------------------------------------------------------------------------
PREFERRED STOCKS -- 1.5% OF NET ASSETS
OIL & GAS -- 0.5%
  Weatherford International, Inc., Conv.,
    5.000%........................................            3,000           111,000
                                                                     ----------------
REAL ESTATE INVESTMENT TRUSTS -- 0.8%
  Camden Property Trust, $2.25....................              250             6,031
  Carramerica Realty Corp., 8.550%................              200             3,800
  Equity Residential Properties Trust, 7.250%.....            4,550            94,413
  First Industrial Realty Trust, Inc. Series D,
    7.950%........................................            1,000            20,125
  First Industrial Realty Trust, Inc. Series E,
    7.900%........................................            2,000            42,750
                                                                     ----------------
                                                                              167,119
                                                                     ----------------
UTILITIES -- 0.2%
  Duquesne Light Co., 4.000%......................              810            24,705
  New York State Electric & Gas Corp., 3.750%.....              100             7,050
  Northern States Power Co., $3.60................              200             9,800
  Wisconsin Power & Light Co., 4.500%.............               10               717
                                                                     ----------------
                                                                               42,272
                                                                     ----------------
  TOTAL PREFERRED STOCKS
    (Identified Cost $314,446)....................                            320,391
                                                                     ----------------


LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND

(CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

SHORT-TERM INVESTMENT -- 2.3% OF NET ASSETS
                                                            FACE
                                                           AMOUNT        VALUE !
-------------------------------------------------------------------------------------
  Repurchase Agreement with State Street Bank and
    Trust Co., dated 9/30/99 at 4.250% to be
    repurchased at $480,057 on 10/01/99
    collateralized by $390,000 U.S. Treasury Bond,
    8.875% due 2/15/19 with a value of $493,898...  USD     480,000  $        480,000
                                                                     ----------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $480,000)....................                            480,000
                                                                     ----------------
TOTAL INVESTMENTS -- 97.8%
  (IDENTIFIED COST $21,422,990) @.................                         20,822,580
  Cash and Other Assets, Less Liabilities --
    2.2%..........................................                            472,481
                                                                     ----------------
NET ASSETS -- 100%................................                   $     21,295,061
                                                                     ================

  !  See Note 1.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  # Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
PIK  All or a portion of income may be received as additional securities.
  @ At September 30, 1999, the net unrealized depreciation on investments based on cost of $21,422,990 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $268,269 and $868,679, respectively, resulting in net unrealized depreciation of $600,410.

KEY TO ABBREVIATIONS:

CAD:  Canadian Dollar
NZD:  New Zealand Dollar
USD:  United States Dollar
ZAR:  South African Rand

                See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES MUNICIPAL BOND FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                                     FACE
                                                    AMOUNT    VALUE !
-----------------------------------------------------------------------
GOVERNMENT AND AGENCY SECURITIES -- 3.5% OF NET ASSETS
GOVERNMENT AGENCIES -- 2.5%
  Federal National Mortgage Association, 5.125%,
    2/13/04.......................................  $250,000 $  238,203
                                                             ----------
U.S. GOVERNMENT -- 1.0%
  U.S. Treasury Notes, 5.750%, 8/15/03............  100,000      99,687
                                                             ----------
  TOTAL GOVERNMENT AND AGENCY SECURITIES
    (Identified Cost $342,949)....................              337,890
                                                             ----------
MUNICIPAL BONDS AND NOTES -- 89.9% OF NET ASSETS
ALASKA -- 0.8%
  Alaska State Housing Finance Corp., 6.600%,
    12/01/15......................................   80,000      82,421
                                                             ----------
ARIZONA -- 1.6%
  Phoenix Street & Highway User, 6.250%,
    7/01/11.......................................  150,000     159,005
                                                             ----------
CALIFORNIA -- 9.4%
  California Pollution Control Financing
    Authority, Southern California Edison Co. D,
    (MBIA Insured), 5.200%, 9/01/15...............  250,000     241,740
  Foothill Eastern Transportation Corridor, Zero
    Coupon Bond, 1/01/23..........................  500,000     129,645
  Foothill Eastern Transportation Corridor,
    6.000%, 1/01/16...............................  250,000     272,355
  Fresno Sewer Revenue, (AMBAC Insured), 6.250%,
    9/01/14.......................................  250,000     274,807
                                                             ----------
                                                                918,547
                                                             ----------
DISTRICT OF COLUMBIA -- 2.6%
  District of Columbia Water & Sewer, (FSA
    Insured), 5.500%, 10/01/11....................  250,000     255,290
                                                             ----------
FLORIDA -- 2.8%
  Florida State Board of Education, Capital
    Outlay, 5.000%, 6/01/19.......................  300,000     272,037
                                                             ----------
HAWAII -- 4.6%
  Hawaii State, (MBIA Insured), 4.750%, 4/01/18...  300,000     260,853
  Honolulu, Hawaii City & County, Prerefunded
    Series B, 5.000%, 10/01/13....................   60,000      57,777
  Honolulu, Hawaii City & County, Unrefunded
    Series B, 5.000%, 10/01/13....................  140,000     133,885
                                                             ----------
                                                                452,515
                                                             ----------
ILLINOIS -- 7.1%
  Chicago, Illinois, General Obligation, (AMBAC
    Insured), 5.250%, 1/01/15.....................  250,000     237,882
  Illinois Development Finance Authority Pollution
    Control, 7.250%, 6/01/11......................   25,000      26,252
  Illinois State Sales Tax Revenue, 6.375%,
    6/15/14.......................................  150,000     162,016
  Illinois State Sales Tax Revenue, (FGIC
    Insured), 5.000%, 6/15/16.....................  300,000     276,021
                                                             ----------
                                                                702,171
                                                             ----------
KENTUCKY -- 2.5%
  Kentucky State Property & Building Commission
    Revenue, 4.500%, 5/01/03......................  250,000     250,483
                                                             ----------
MARYLAND -- 2.3%
  Baltimore Maryland Pollution Control, 5.350%,
    4/01/08.......................................  225,000     230,870
                                                             ----------
MASSACHUSETTS -- 4.4%
  Massachusetts State College Building Authority,
    (MBIA Insured), 5.125%, 5/01/19...............  250,000     230,992

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES MUNICIPAL BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

MUNICIPAL BONDS AND NOTES  -- CONTINUED
                                                     FACE
                                                    AMOUNT    VALUE !
-----------------------------------------------------------------------
MASSACHUSETTS -- CONTINUED
  Massachusetts State Consolidated Loan,
    Series C, 4.500%, 9/01/04.....................  $200,000 $  199,906
                                                             ----------
                                                                430,898
                                                             ----------
MICHIGAN -- 4.8%
  Detroit, Michigan, (MBIA Insured), 5.000%,
    4/01/06.......................................  250,000     252,902
  Michigan State Trunk Line, Refunding Series A,
    (MBIA Insured), 4.750%, 11/01/20..............  250,000     214,480
                                                             ----------
                                                                467,382
                                                             ----------
NEW JERSEY -- 7.5%
  New Jersey Building Authority State Building,
    5.750%, 6/15/09...............................  250,000     263,867
  New Jersey State Transportation Authority,
    Series A, 5.250%, 6/15/08.....................  250,000     255,235
  New Jersey State Turnpike Authority, 6.500%,
    1/01/08.......................................  200,000     217,108
                                                             ----------
                                                                736,210
                                                             ----------
NEW YORK -- 15.9%
  Long Island Power Authority New York, (FSA
    Insured), 5.000%, 12/01/18....................  250,000     225,950
  New York City Housing Development Corp., 5.625%,
    5/01/12.......................................  145,000     148,712
  New York City Transitional Finance Authority,
    5.000%, 8/15/13...............................  200,000     190,930
  New York State Certificates of Participation,
    5.650%, 8/01/02...............................  160,000     165,053
  New York State Dormitory Authority, 5.100%,
    2/15/12.......................................  250,000     236,965
  New York State Dormitory Authority, 6.500%,
    5/15/05.......................................  250,000     270,972
  New York State Environmental Pollution Control,
    5.150%, 6/15/13...............................  125,000     121,813
  New York State, General Obligation, 5.250%,
    7/15/10.......................................  200,000     201,384
                                                             ----------
                                                              1,561,779
                                                             ----------
NORTH CAROLINA -- 1.1%
  North Carolina Eastern Municipal Power,
    Refunding Series C, 5.375%, 1/01/05...........  110,000     108,779
                                                             ----------
PENNSYLVANIA -- 2.2%
  Philadelphia Pennsylvania, General Obligation,
    (FGIC Insured), 4.750%, 5/15/16...............  250,000     218,825
                                                             ----------
PUERTO RICO -- 2.5%
  Puerto Rico Electric Power Authority, 6.125%,
    7/01/09.......................................  225,000     242,170
                                                             ----------
RHODE ISLAND -- 2.5%
  Rhode Island Convention Center Authority, (MBIA
    Insured), 5.000%, 5/15/10.....................  250,000     247,148
                                                             ----------
SOUTH CAROLINA -- 2.4%
  Georgetown County Pollution Control, Refunding
    Project Series A, 5.125%, 2/01/12.............  250,000     233,293
                                                             ----------
TENNESSEE -- 3.1%
  Metropolitan Nashville Airport, (FGIC Insured),
    6.600%, 7/01/15...............................   30,000      31,616
  Shelby County, General Obligation Series A,
    4.750%, 5/01/15...............................  300,000     270,522
                                                             ----------
                                                                302,138
                                                             ----------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES MUNICIPAL BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

MUNICIPAL BONDS AND NOTES  -- CONTINUED
                                                     FACE
                                                    AMOUNT    VALUE !
-----------------------------------------------------------------------
TEXAS -- 2.3%
  San Antonio Electric & Gas Revenue, Refunding
    Series A, 5.000%, 2/01/18.....................  $250,000 $  226,275
                                                             ----------
VIRGINIA -- 5.4%
  Pocahontas Parkway Associates Virginia Toll,
    5.000%, 8/15/11...............................  300,000     281,547
  Southeastern Public Service Authority Virginia,
    (MBIA Insured), 5.150%, 7/01/09...............  250,000     250,892
                                                             ----------
                                                                532,439
                                                             ----------
WASHINGTON -- 2.1%
  Snohomish County, Washington Public Distribution
    Utility 1, Refunding, 5.000%, 12/01/05........  200,000     202,848
                                                             ----------
  TOTAL MUNICIPAL BONDS AND NOTES
    (Identified Cost $8,985,389)..................            8,833,523
                                                             ----------
SHORT-TERM INVESTMENTS -- 5.6% OF NET ASSETS
  Repurchase Agreement with State Street Bank and
    Trust Co., dated 9/30/99 at 4.250% to be
    repurchased at $214,025 on 10/01/99
    collateralized by $200,000 U.S. Treasury Bond,
    7.250% due 5/15/16 with a value of $220,344...  214,000     214,000
  Repurchase Agreement with State Street Bank and
    Trust Co., dated 9/29/99 at 4.250% to be
    repurchased at $339,080 on 10/01/99
    collateralized by $350,000 U.S. Treasury Note,
    5.000% due 2/28/01 with a value of $348,250...  339,000     339,000
                                                             ----------
  TOTAL SHORT-TERM INVESTMENTS
    (Identified Cost $553,000)....................              553,000
                                                             ----------
TOTAL INVESTMENTS -- 99.0%
  (IDENTIFIED COST $9,881,338) @..................            9,724,413
  Cash and Other Assets, Less Liabilities --
    1.0%..........................................               98,112
                                                             ----------
NET ASSETS -- 100%................................           $9,822,525
                                                             ==========

  +  See Note 1.
  @ At September 30, 1999, the net unrealized depreciation on investments based on cost of $9,881,338 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $150,970 and $307,895, respectively, resulting in net unrealized depreciation of $156,925.

KEY TO ABBREVIATIONS:

AMBAC: American Municipal Bond Assurance Corporation
FGIC: Federal Guaranty Insurance Corporation
FSA:  Financial Security Assurance
MBIA: Municipal Bond Insurance Association

                See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES SHORT-TERM BOND FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                            FACE
                                           AMOUNT      VALUE !
----------------------------------------------------------------
BONDS AND NOTES -- 94.6% OF NET ASSETS
AIRLINES -- 1.4%
  Northwest Airlines Corp., 8.375%,
    3/15/04.............................  $ 400,000  $   384,324
                                                     -----------
CHEMICALS -- 3.7%
  ICI Wilmington, Inc., 8.750%,
    5/01/01.............................  1,000,000    1,030,790
                                                     -----------
DIVERSIFIED OPERATIONS -- 2.9%
  Williams Companies, Inc., 5.950%,
    2/15/00.............................    800,000      800,317
                                                     -----------
ELECTRONICS -- 3.9%
  Tektronix, Inc., 7.625%, 8/15/02......  1,070,000    1,074,597
                                                     -----------
ENTERTAINMENT -- 0.7%
  Time Warner, Inc., 7.950%, 2/01/00....    200,000      201,334
                                                     -----------
FINANCIAL SERVICES -- 9.2%
  Associates Corp. of North America,
    5.750%, 11/01/03....................    770,000      743,381
  BankBoston Home Equity Loan Trust,
    6.140%, 1/25/19.....................    550,000      531,756
  Fleetwood Credit Grantor Trust,
    6.900%, 3/15/12.....................    227,578      228,824
  Ford Motor Credit Co., 6.125%,
    4/28/03.............................    710,000      696,020
  Sears Roebuck Acceptance Corp.,
    6.950%, 5/15/02.....................    340,000      344,077
                                                     -----------
                                                       2,544,058
                                                     -----------
FOREIGN ISSUER -- 2.0%
  PDVSA Finance Ltd., 6.650%, 2/15/06...    645,000      547,167
                                                     -----------
FOREST & PAPER PRODUCTS -- 1.3%
  Fort James Corp., 6.625%, 9/15/04.....    360,000      352,026
                                                     -----------
GOVERNMENT AGENCIES -- 28.7%
  Federal Home Loan Mortgage Corp.,
    5.750%, 6/15/01.....................  2,600,000    2,589,444
  Federal Home Loan Mortgage Corp.,
    6.000%, 2/01/13.....................    398,902      384,067
  Federal Home Loan Mortgage Corp.,
    6.500%, 5/15/08.....................    356,795      353,448
  Federal National Mortgage Association,
    5.650%, 6/12/00.....................  3,000,000    2,997,180
  Federal National Mortgage Association,
    6.000%, 3/01/13.....................    965,526      929,319
  Federal National Mortgage Association,
    6.000%, 4/01/13.....................    708,977      682,390
                                                     -----------
                                                       7,935,848
                                                     -----------
MANUFACTURING -- 3.5%
  FMC Corp., 7.125%, 11/25/02...........    975,000      971,239
                                                     -----------
OIL & GAS -- 9.0%
  Nabors Industries, Inc., 6.800%,
    4/15/04.............................  1,000,000      975,680
  Occidental Petroleum Corp., 6.400%,
    4/01/03.............................    500,000      486,005
  Tosco Corp., 7.625%, 5/15/06..........  1,000,000    1,010,120
                                                     -----------
                                                       2,471,805
                                                     -----------
PACKAGING -- 3.6%
  Stone Container Corp., 12.250%,
    4/01/02.............................  1,000,000    1,005,000
                                                     -----------
REAL ESTATE INVESTMENT TRUSTS -- 4.2%
  Meditrust Corp., 7.375%, 7/15/00......  1,000,000      974,870
  Oasis Residential, Inc., 7.000%,
    11/15/03............................    200,000      194,964
                                                     -----------
                                                       1,169,834
                                                     -----------

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES SHORT-TERM BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

BONDS AND NOTES  -- CONTINUED
                                            FACE
                                           AMOUNT      VALUE !
----------------------------------------------------------------
RESTAURANTS -- 2.4%
  Tricon Global Restaurants, Inc.,
    7.450%, 5/15/05.....................  $ 680,000  $   648,917
                                                     -----------
RETAIL -- GENERAL -- 1.4%
  Dillard's, Inc., 6.430%, 8/01/04......    410,000      395,824
                                                     -----------
TELECOMMUNICATIONS -- 5.5%
  A T & T Corp., 6.800%, 2/01/01........  1,000,000    1,000,250
  Sprint Spectrum LP, Zero Coupon Bond,
    8/15/06 (step to 12.500% on 8/15/01)
    #...................................    560,000      518,616
                                                     -----------
                                                       1,518,866
                                                     -----------
TEXTILE & APPAREL -- 1.1%
  Tommy Hilfiger Corp., 6.500%,
    6/01/03.............................    300,000      288,423
                                                     -----------
TRUCKING & LEASING -- 1.5%
  Amerco, 7.850%, 5/15/03...............    420,000      402,557
                                                     -----------
U.S. GOVERNMENT -- 6.2%
  U.S. Treasury Notes, 6.250%,
    10/31/01............................  1,000,000    1,011,410
  U.S. Treasury Strips, Zero Coupon
    Bond, 11/15/01......................    800,000      710,560
                                                     -----------
                                                       1,721,970
                                                     -----------
UTILITIES -- 2.4%
  Detroit Edison Co., 6.340%, 3/15/00...    670,000      670,516
                                                     -----------
  TOTAL BONDS AND NOTES
    (Identified Cost $26,598,381).......              26,135,412
                                                     -----------
SHORT-TERM INVESTMENT -- 3.8% OF NET ASSETS
  Repurchase Agreement with State Street
    Bank and Trust Co., dated 9/30/99 at
    4.250% to be repurchased at
    $1,056,125 on 10/01/99
    collateralized by $855,000 U.S.
    Treasury Bond, 8.875% due 02/15/19
    with a value of $1,082,777..........  1,056,000    1,056,000
                                                     -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $1,056,000)........               1,056,000
                                                     -----------
TOTAL INVESTMENTS -- 98.4%
  (IDENTIFIED COST $27,654,381) @.......              27,191,412
  Cash and Other Assets, Less
    Liabilities -- 1.6%.................                 444,162
                                                     -----------
NET ASSETS -- 100%......................             $27,635,574
                                                     ===========

  !  See Note 1.
  # Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
  @ At September 30, 1999, the net unrealized depreciation on investments based on cost of $27,665,825 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $34,974 and $509,387, respectively, resulting in net unrealized depreciation of $474,413.

                See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                                      FACE
                                                     AMOUNT      VALUE !
--------------------------------------------------------------------------
BONDS AND NOTES -- 97.6% OF NET ASSETS
GOVERNMENT AGENCIES -- 35.9%
  Federal Home Loan Mortgage Corp., 6.450%,
    4/29/09.......................................  $1,000,000 $   951,250
  Government National Mortgage Association,
    6.500%, 5/15/28...............................  1,975,070    1,890,518
  Government National Mortgage Association,
    7.000%, 1/15/28...............................    880,361      863,572
  Government National Mortgage Association,
    7.500%, 9/15/27...............................  1,544,890    1,549,710
  Tennessee Valley Authority, 8.625%, 11/15/29....    500,000      531,785
                                                               -----------
                                                                 5,786,835
                                                               -----------
U.S. GOVERNMENT -- 61.7%
  U.S. Treasury Bonds, 6.000%, 2/15/26............  1,135,000    1,081,621
  U.S. Treasury Bonds, 7.250%, 5/15/16............  6,475,000    6,996,043
  U.S. Treasury Bonds, 7.500%, 11/15/24...........  1,660,000    1,887,735
                                                               -----------
                                                                 9,965,399
                                                               -----------
  TOTAL BONDS AND NOTES
    (Identified Cost $16,285,430).................              15,752,234
                                                               -----------
SHORT-TERM INVESTMENT -- 0.7% OF NET ASSETS
  Repurchase Agreement with State Street Bank and
    Trust Co., dated 9/30/99 at 4.250% to be
    repurchased at $114,013 on 10/01/99
    collateralized by $115,000 U.S. Treasury Note,
    6.750% due 4/30/00 with a value of $119,162...    114,000      114,000
                                                               -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $114,000)....................                 114,000
                                                               -----------
TOTAL INVESTMENTS -- 98.3%
  (IDENTIFIED COST $16,399,430) @.................              15,866,234
  Cash and Other Assets, Less Liabilities --
    1.7%..........................................                 275,222
                                                               -----------
NET ASSETS -- 100%................................             $16,141,456
                                                               ===========

  !  See Note 1.
  @ At September 30, 1999, the net unrealized depreciation on investments based on cost of $16,417,730 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $0 and $551,496, respectively, resulting in net unrealized depreciation of $551,496.

                See accompanying notes to financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------
SEPTEMBER 30, 1999

                                                          GLOBAL
                                             BOND          BOND
                                             FUND          FUND
                                         -------------  ----------
ASSETS
  Investments at value.................  $1,564,202,664 $40,465,817
  Cash.................................            502         909
  Receivable for:
    Fund shares sold...................     18,144,654      91,204
    Securities sold....................      1,906,576           0
    Dividends and interest.............     23,279,024     816,119
  Due from the adviser (Note 3)........          2,756       6,141
  Other assets (Note 1I)...............              0           0
                                         -------------  ----------
                                         1,607,536,176  41,380,190
                                         -------------  ----------
LIABILITIES
  Payable for:
    Securities purchased...............      4,315,548           0
    Fund shares redeemed...............      2,781,877       8,266
    Forward foreign currency exchange
      contracts (Note 1D)..............              0      42,868
    Dividends declared.................              0           0
  Accrued expenses:
    Management fees (Note 3)...........        786,158      20,124
    Trustees' fees (Note 3A)...........          1,255       1,255
    Administrative fees................         58,670         792
  Other (Note 1).......................        720,953      47,452
                                         -------------  ----------
                                             8,664,461     120,757
                                         -------------  ----------
NET ASSETS.............................  $1,598,871,715 $41,259,433
                                         =============  ==========
  Net Assets consist of:
    Capital paid in....................  $1,719,306,726 $40,143,933
    Undistributed (or Distribution in
      excess of) net investment
      income...........................     31,716,557   1,670,561
    Accumulated net realized gain
      (loss)...........................     (2,474,801)  1,428,893
    Unrealized appreciation
      (depreciation) on:
        Investments *..................   (149,685,811) (1,942,493)
        Foreign currency
          translations.................          9,044     (41,461)
                                         -------------  ----------
NET ASSETS.............................  $1,598,871,715 $41,259,433
                                         =============  ==========
INSTITUTIONAL CLASS:
  Net assets...........................  $1,541,834,003 $34,153,539
    Shares of beneficial interest
      outstanding, no par value........    131,770,515   2,710,886
    Net asset value and redemption
      price per Institutional
      share**..........................  $       11.70  $    12.60
RETAIL CLASS:
  Net assets...........................  $  55,489,544  $7,105,894
    Shares of beneficial interest
      outstanding, no par value........      4,745,532     565,146
    Net asset value and redemption
      price per Retail share...........  $       11.69  $    12.57
ADMIN CLASS:
  Net assets...........................  $   1,548,168          --
  Shares of beneficial interest
    outstanding, no par value..........        132,453          --
  Net asset value and redemption price
    per Admin share....................  $       11.69          --
J CLASS:
  Net assets...........................             --          --
  Shares of beneficial interest
    outstanding, no par value..........             --          --
  Net asset value and redemption price
    per J share........................             --          --
  Maximum offering price per share (net
    asset value/96.50%)................             --          --
Identified cost of investments.........  $1,713,888,475 $42,408,310
                                         =============  ==========

  * Net of capital gain withholding taxes of $1,724 for the High Yield Fund. ** The redemption price per share for the Institutional class of the High
     Yield Fund for shares held less than one year is equal to net asset value less 2% of the amount redeemed. (See note 1H).
                See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------

-------------------------------------------------------

                                            HIGH     INTERMEDIATE   INVESTMENT   MUNICIPAL   SHORT-TERM   U.S. GOVERNMENT
                                           YIELD     MATURITY BOND     GRADE        BOND        BOND        SECURITIES
                                            FUND         FUND        BOND FUND      FUND        FUND           FUND
                                         ----------  -------------  -----------  ----------  -----------  ---------------
ASSETS
  Investments at value.................  $19,788,208 $  10,574,359  $20,822,580  $9,724,413  $27,191,412  $    15,866,234
  Cash.................................         999            864          753         800          654               63
  Receivable for:
    Fund shares sold...................       4,534         30,000      173,933           0            0            4,910
    Securities sold....................           0              0            0           0            0                0
    Dividends and interest.............     406,606        185,652      354,122     137,877      494,153          302,148
  Due from the adviser (Note 3)........       9,590         11,559       10,868       8,999       74,902            9,424
  Other assets (Note 1I)...............       3,457              0            0           0            0                0
                                         ----------  -------------  -----------  ----------  -----------  ---------------
                                         20,213,394     10,802,434   21,362,256   9,872,089   27,761,121       16,182,779
                                         ----------  -------------  -----------  ----------  -----------  ---------------
LIABILITIES
  Payable for:
    Securities purchased...............           0              0            0           0            0                0
    Fund shares redeemed...............           0              0        9,890           0            0               37
    Forward foreign currency exchange
      contracts (Note 1D)..............           0              0            0           0            0                0
    Dividends declared.................           0              0            0      12,295       14,033                0
  Accrued expenses:
    Management fees (Note 3)...........       9,932          3,537        6,777       2,457       64,468            3,291
    Trustees' fees (Note 3A)...........       1,255          1,252        1,232       1,252        1,265            1,269
    Administrative fees................         707            937        1,546         642        1,692              916
  Other (Note 1).......................      51,920         38,979       47,750      32,918       44,089           35,810
                                         ----------  -------------  -----------  ----------  -----------  ---------------
                                             63,814         44,705       67,195      49,564      125,547           41,323
                                         ----------  -------------  -----------  ----------  -----------  ---------------
NET ASSETS.............................  $20,149,580 $  10,757,729  $21,295,061  $9,822,525  $27,635,574  $    16,141,456
                                         ==========  =============  ===========  ==========  ===========  ===============
  Net Assets consist of:
    Capital paid in....................  $22,061,820 $  11,260,618  $21,876,927  $9,961,423  $28,635,205  $    16,893,278
    Undistributed (or Distribution in
      excess of) net investment
      income...........................     598,927        179,258      114,023      12,106        8,047          214,176
    Accumulated net realized gain
      (loss)...........................    (187,692)      (233,280)     (95,608)      5,921     (544,709)        (432,802)
    Unrealized appreciation
      (depreciation) on:
        Investments *..................  (2,323,585)      (448,883)    (600,410)   (156,925)    (462,969)        (533,196)
        Foreign currency
          translations.................         110             16          129           0            0                0
                                         ----------  -------------  -----------  ----------  -----------  ---------------
NET ASSETS.............................  $20,149,580 $  10,757,729  $21,295,061  $9,822,525  $27,635,574  $    16,141,456
                                         ==========  =============  ===========  ==========  ===========  ===============
INSTITUTIONAL CLASS:
  Net assets...........................  $20,149,580 $   8,978,159  $ 2,426,697  $9,822,525  $26,849,240  $    16,141,456
    Shares of beneficial interest
      outstanding, no par value........   2,340,735        939,627      243,677     898,926    2,824,735        1,555,178
    Net asset value and redemption
      price per Institutional
      share**..........................  $     8.61  $        9.56  $      9.96  $    10.93  $      9.51  $         10.38
RETAIL CLASS:
  Net assets...........................          --  $   1,779,570  $ 2,561,262          --  $   786,334               --
    Shares of beneficial interest
      outstanding, no par value........          --        186,429      257,510          --       82,736               --
    Net asset value and redemption
      price per Retail share...........          --  $        9.55  $      9.95          --  $      9.50               --
ADMIN CLASS:
  Net assets...........................          --             --           --          --           --               --
  Shares of beneficial interest
    outstanding, no par value..........          --             --           --          --           --               --
  Net asset value and redemption price
    per Admin share....................          --             --           --          --           --               --
J CLASS:
  Net assets...........................          --             --  $16,307,102          --           --               --
  Shares of beneficial interest
    outstanding, no par value..........          --             --    1,639,340          --           --               --
  Net asset value and redemption price
    per J share........................          --             --  $      9.95          --           --               --
  Maximum offering price per share (net
    asset value/96.50%)................          --             --  $     10.31          --           --               --
Identified cost of investments.........  $22,110,069 $  11,023,242  $21,422,990  $9,881,338  $27,654,381  $    16,399,430
                                         ==========  =============  ===========  ==========  ===========  ===============

  * Net of capital gain withholding taxes of $1,724 for the High Yield Fund. ** The redemption price per share for the Institutional class of the High
     Yield Fund for shares held less than one year is equal to net asset value less 2% of the amount redeemed. (See note 1H).
                See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
STATEMENTS OF OPERATIONS
-------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1999

                                                            GLOBAL
                                                 BOND        BOND
                                                 FUND        FUND
                                              -----------  ---------
INVESTMENT INCOME
  Dividends*................................  $ 2,929,306  $  16,711
  Interest..................................  137,964,803  2,875,159
                                              -----------  ---------
                                              140,894,109  2,891,870
                                              -----------  ---------
  Expenses
    Management fees (Note 3)................    9,494,667    240,399
    12b-1 fees (Retail Class)...............      137,813     16,066
    12b-1 fees (Admin Class)................        3,693          0
    12b-1 fees (J Class)....................            0          0
    Trustees' fees and expenses
      (Note 3A).............................        4,467      4,468
    Administrative fees.....................      704,049     21,493
    Custodian and accounting fees...........      483,796     73,235
    Transfer agent fees (Institutional
      Class) (Note 1).......................      622,725     23,185
    Transfer agent fees (Retail Class)......       45,241     20,953
    Transfer agent fees (Admin Class).......       21,046          0
    Transfer agent fees (J Class)...........            0          0
    Audit and tax services fees.............       45,529     32,944
    Registration fees.......................      252,125     22,436
    Amortization of organization expenses
      (Note 1I):
      Institutional Class...................            0          0
    Other expenses..........................      236,554     17,221
                                              -----------  ---------
    Total expenses..........................   12,051,705    472,400
    Less expenses waived and reimbursed by
      the investment adviser (Note 3).......      (39,426)   (95,735)
                                              -----------  ---------
    Net expenses............................   12,012,279    376,665
                                              -----------  ---------
  Net investment income.....................  128,881,830  2,515,205
                                              -----------  ---------
NET REALIZED GAIN (LOSS) ON:
  Investments...............................   18,853,106    895,731
  Foreign currency transactions.............       16,938    (12,549)
                                              -----------  ---------
  Total net realized gain (loss)............   18,870,044    883,182
                                              -----------  ---------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON:
  Investments**.............................  (35,343,065) 1,646,171
  Foreign currency translations.............       17,373     82,813
                                              -----------  ---------
  Total net change in unrealized
    appreciation (depreciation).............  (35,325,692) 1,728,984
                                              -----------  ---------
  Total net realized gain (loss) and change
    in unrealized appreciation
    (depreciation)..........................  (16,455,648) 2,612,166
                                              -----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS................................  $112,426,182 $5,127,371
                                              ===========  =========

  * Net of foreign withholding taxes of $4,178 and $717 for the Global Bond and High Yield Funds, respectively.
 **  Net of capital gain withholding taxes of $1,724 for the High Yield Fund.
                See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------

-------------------------------------------------------

                                                         INTERMEDIATE
                                                HIGH       MATURITY    INVESTMENT  MUNICIPAL  SHORT-TERM   U.S. GOVERNMENT
                                                YIELD        BOND      GRADE BOND    BOND        BOND        SECURITIES
                                                FUND         FUND         FUND       FUND        FUND           FUND
                                              ---------  ------------  ----------  ---------  -----------  ---------------
INVESTMENT INCOME
  Dividends*................................  $ 115,947  $          0  $   15,770  $       0  $         0  $             0
  Interest..................................  2,126,996       754,641     733,251    520,068    1,848,918        1,241,196
                                              ---------  ------------  ----------  ---------  -----------  ---------------
                                              2,242,943       754,641     749,021    520,068    1,848,918        1,241,196
                                              ---------  ------------  ----------  ---------  -----------  ---------------
  Expenses
    Management fees (Note 3)................    108,323        40,062      40,491     34,119       69,499           64,112
    12b-1 fees (Retail Class)...............      5,507         2,602       6,049          0        1,541                0
    12b-1 fees (Admin Class)................          0             0           0          0            0                0
    12b-1 fees (J Class)....................          0             0      35,566          0            0                0
    Trustees' fees and expenses
      (Note 3A).............................      4,468         4,464       4,434      4,464        4,478            4,481
    Administrative fees.....................     10,547         9,473      10,930      4,748       17,593            9,059
    Custodian and accounting fees...........     63,728        59,638      63,165     44,705       59,674           42,191
    Transfer agent fees (Institutional
      Class) (Note 1).......................     32,670        19,572      20,407     22,033       24,519           22,924
    Transfer agent fees (Retail Class)......          0        19,392      19,787          0       19,501                0
    Transfer agent fees (Admin Class).......          0             0           0          0            0                0
    Transfer agent fees (J Class)...........          0             0       3,228          0            0                0
    Audit and tax services fees.............     34,484        29,604      29,604     29,154       29,796           31,936
    Registration fees.......................     30,752        17,974      18,966     14,636       23,062           14,892
    Amortization of organization expenses
      (Note 1I):
      Institutional Class...................      1,701             0           0          0            0                0
    Other expenses..........................     17,191         9,672      11,933     12,534       13,498           14,016
                                              ---------  ------------  ----------  ---------  -----------  ---------------
    Total expenses..........................    309,371       212,453     264,560    166,393      263,161          203,611
    Less expenses waived and reimbursed by
      the investment adviser (Note 3).......   (168,537)     (154,766)   (167,270)  (111,048)    (187,089)         (99,919)
                                              ---------  ------------  ----------  ---------  -----------  ---------------
    Net expenses............................    140,834        57,687      97,290     55,345       76,072          103,692
                                              ---------  ------------  ----------  ---------  -----------  ---------------
  Net investment income.....................  2,102,109       696,954     651,731    464,723    1,772,846        1,137,504
                                              ---------  ------------  ----------  ---------  -----------  ---------------
NET REALIZED GAIN (LOSS) ON:
  Investments...............................   (187,712)     (219,981)    (29,667)    31,069     (142,500)         (28,225)
  Foreign currency transactions.............        (12)           45          21          0            0                0
                                              ---------  ------------  ----------  ---------  -----------  ---------------
  Total net realized gain (loss)............   (187,724)     (219,936)    (29,646)    31,069     (142,500)         (28,225)
                                              ---------  ------------  ----------  ---------  -----------  ---------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON:
  Investments**.............................  1,138,440      (188,102)   (410,060)  (784,422)  (1,150,808)      (1,901,732)
  Foreign currency translations.............        (10)           12          57          0            0                0
                                              ---------  ------------  ----------  ---------  -----------  ---------------
  Total net change in unrealized
    appreciation (depreciation).............  1,138,430      (188,090)   (410,003)  (784,422)  (1,150,808)      (1,901,732)
                                              ---------  ------------  ----------  ---------  -----------  ---------------
  Total net realized gain (loss) and change
    in unrealized appreciation
    (depreciation)..........................    950,706      (408,026)   (439,649)  (753,353)  (1,293,308)      (1,929,957)
                                              ---------  ------------  ----------  ---------  -----------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS................................  $3,052,815 $    288,928  $  212,082  $(288,630) $   479,538  $      (792,453)
                                              =========  ============  ==========  =========  ===========  ===============

  * Net of foreign withholding taxes of $4,178 and $717 for the Global Bond and High Yield Funds, respectively.
 **  Net of capital gain withholding taxes of $1,724 for the High Yield Fund.
                See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                                              BOND FUND
                                                         ---------------------------------------------------
                                                                             NINE MONTHS
                                                            YEAR ENDED          ENDED          YEAR ENDED
                                                          SEPTEMBER 30,     SEPTEMBER 30,     DECEMBER 31,
                                                               1999              1998             1997
                                                         ----------------  ----------------  ---------------
FROM OPERATIONS
  Net investment income................................  $    128,881,830  $     84,620,936  $    66,908,609
  Net realized gain (loss).............................        18,870,044        33,129,810       27,681,737
  Change in unrealized appreciation (depreciation).....       (35,325,692)     (145,159,973)      11,946,926
                                                         ----------------  ----------------  ---------------
    Increase (decrease) in net assets from
      operations.......................................       112,426,182       (27,409,227)     106,537,272
                                                         ----------------  ----------------  ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income..............................      (122,784,914)      (51,713,345)     (65,355,045)
    Net realized gain on investments...................       (61,875,293)                0      (20,396,586)
  RETAIL CLASS
    Net investment income..............................        (4,275,392)       (1,623,641)      (1,374,734)
    Net realized gain on investments...................        (2,285,658)                0         (518,253)
  ADMIN CLASS
    Net investment income..............................           (90,938)           (5,149)               0
    Net realized gain on investments...................           (52,035)                0                0
                                                         ----------------  ----------------  ---------------
                                                             (191,364,230)      (53,342,135)     (87,644,618)
                                                         ----------------  ----------------  ---------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
  Increase (decrease) in net assets derived from
    capital share transactions.........................       167,959,892       295,451,399      735,013,367
                                                         ----------------  ----------------  ---------------
  Total increase (decrease) in net assets..............        89,021,844       214,700,037      753,906,021
NET ASSETS
  Beginning of the period..............................     1,509,849,871     1,295,149,834      541,243,813
                                                         ----------------  ----------------  ---------------
  End of the period....................................  $  1,598,871,715  $  1,509,849,871  $ 1,295,149,834
                                                         ================  ================  ===============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the period....................................  $     31,716,557  $     30,934,988  $       (72,275)
                                                         ================  ================  ===============

                See accompanying notes to financial statements.

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-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                                       GLOBAL BOND FUND
                                                         ---------------------------------------------
                                                                          NINE MONTHS
                                                           YEAR ENDED        ENDED        YEAR ENDED
                                                         SEPTEMBER 30,   SEPTEMBER 30,   DECEMBER 31,
                                                              1999            1998           1997
                                                         --------------  --------------  -------------
FROM OPERATIONS
  Net investment income................................  $   2,515,205   $   1,550,983   $  1,741,065
  Net realized gain (loss).............................        883,182       1,097,316        975,971
  Change in unrealized appreciation (depreciation).....      1,728,984      (2,518,126)    (2,148,586)
                                                         -------------   -------------   ------------
    Increase (decrease) in net assets from
      operations.......................................      5,127,371         130,173        568,450
                                                         -------------   -------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income..............................     (1,752,877)              0     (1,536,299)
    In excess of net investment income.................              0               0       (277,442)
    Net realized gain on investments...................       (736,862)              0              0
  RETAIL CLASS
    Net investment income..............................       (288,728)              0       (205,307)
    In excess of net investment income.................              0               0        (34,122)
    Net realized gain on investments...................       (127,023)              0              0
                                                         -------------   -------------   ------------
                                                            (2,905,490)              0     (2,053,170)
                                                         -------------   -------------   ------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
  Increase (decrease) in net assets derived from
    capital share transactions.........................      2,802,005       3,010,563      8,066,659
                                                         -------------   -------------   ------------
  Total increase (decrease) in net assets..............      5,023,886       3,140,736      6,581,939
NET ASSETS
  Beginning of the period..............................     36,235,547      33,094,811     26,512,872
                                                         -------------   -------------   ------------
  End of the period....................................  $  41,259,433   $  36,235,547   $ 33,094,811
                                                         =============   =============   ============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the period....................................  $   1,670,561   $   1,753,479   $   (156,023)
                                                         =============   =============   ============

                See accompanying notes to financial statements.

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-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                                           HIGH YIELD FUND
                                                         ---------------------------------------------------
                                                                             NINE MONTHS
                                                            YEAR ENDED          ENDED          YEAR ENDED
                                                          SEPTEMBER 30,     SEPTEMBER 30,     DECEMBER 31,
                                                               1999              1998             1997
                                                         ----------------  ----------------  ---------------
FROM OPERATIONS
  Net investment income................................  $      2,102,109  $        875,527  $       504,906
  Net realized gain (loss).............................          (187,724)          280,272          281,454
  Change in unrealized appreciation (depreciation).....         1,138,430        (3,203,138)        (263,154)
                                                         ----------------  ----------------  ---------------
    Increase (decrease) in net assets from
      operations.......................................         3,052,815        (2,047,339)         523,206
                                                         ----------------  ----------------  ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income..............................        (1,560,761)         (283,957)        (358,018)
    Net realized gain on investments...................          (238,840)                0         (122,085)
  RETAIL CLASS
    Net investment income..............................          (270,450)         (259,684)        (165,367)
    Net realized gain on investments...................          (125,847)                0          (77,373)
                                                         ----------------  ----------------  ---------------
                                                               (2,195,898)         (543,641)        (722,843)
                                                         ----------------  ----------------  ---------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
  Increase (decrease) in net assets derived from
    capital share transactions.........................         8,611,790         4,814,422        6,653,668
                                                         ----------------  ----------------  ---------------
  Redemption Fees (Note 1H)............................            36,460            13,317           14,733
                                                         ----------------  ----------------  ---------------
  Total increase (decrease) in net assets..............         9,505,167         2,236,759        6,468,764
NET ASSETS
  Beginning of the period..............................        10,644,413         8,407,654        1,938,890
                                                         ----------------  ----------------  ---------------
  End of the period....................................  $     20,149,580  $     10,644,413  $     8,407,654
                                                         ================  ================  ===============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the period....................................  $        598,927  $        330,861  $          (313)
                                                         ================  ================  ===============

                See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                                   INTERMEDIATE MATURITY BOND FUND
                                                         ---------------------------------------------------
                                                                             NINE MONTHS
                                                            YEAR ENDED          ENDED          YEAR ENDED
                                                          SEPTEMBER 30,     SEPTEMBER 30,     DECEMBER 31,
                                                               1999              1998             1997*
                                                         ----------------  ----------------  ---------------
FROM OPERATIONS
  Net investment income................................  $        696,954  $        426,463  $       273,997
  Net realized gain (loss).............................          (219,936)           67,050           34,360
  Change in unrealized appreciation (depreciation).....          (188,090)         (224,304)         (36,473)
                                                         ----------------  ----------------  ---------------
    Increase (decrease) in net assets from
      operations.......................................           288,928           269,209          271,884
                                                         ----------------  ----------------  ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income..............................          (636,123)         (255,807)        (261,480)
    In excess of net investment income.................                 0                 0          (21,107)
    Net realized gain on investments...................           (77,718)                0           (9,770)
  RETAIL CLASS
    Net investment income..............................           (60,288)          (15,521)         (12,922)
    In excess of net investment income.................                 0                 0           (1,154)
    Net realized gain on investments...................            (6,918)                0             (660)
                                                         ----------------  ----------------  ---------------
                                                                 (781,047)         (271,328)        (307,093)
                                                         ----------------  ----------------  ---------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
  Increase (decrease) in net assets derived from
    capital share transactions.........................         1,985,972         2,538,483        6,762,701
                                                         ----------------  ----------------  ---------------
Total increase (decrease) in net assets................         1,493,853         2,536,364        6,727,492
NET ASSETS
  Beginning of the period..............................         9,263,876         6,727,512               20
                                                         ----------------  ----------------  ---------------
  End of the period....................................  $     10,757,729  $      9,263,876  $     6,727,512
                                                         ================  ================  ===============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the period....................................  $        179,258  $        183,124  $          (768)
                                                         ================  ================  ===============

  *  Commencement of operations on January 2, 1997.
                                             See accompanying notes to financial
                                                                     statements.

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-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                                     INVESTMENT GRADE BOND FUND
                                                         ---------------------------------------------------
                                                                             NINE MONTHS
                                                            YEAR ENDED          ENDED          YEAR ENDED
                                                          SEPTEMBER 30,     SEPTEMBER 30,     DECEMBER 31,
                                                               1999              1998             1997*
                                                         ----------------  ----------------  ---------------
FROM OPERATIONS
  Net investment income................................  $        651,731  $        202,996  $       144,252
  Net realized gain (loss).............................           (29,646)           46,898           53,214
  Change in unrealized appreciation (depreciation).....          (410,003)         (283,537)          93,259
                                                         ----------------  ----------------  ---------------
    Increase (decrease) in net assets from
      operations.......................................           212,082           (33,643)         290,725
                                                         ----------------  ----------------  ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income..............................          (194,834)          (87,749)        (116,549)
    In excess of net investment income.................                 0                 0          (18,144)
    Net realized gain on investments...................           (69,604)                0          (26,811)
  RETAIL CLASS
    Net investment income..............................          (158,241)          (39,214)         (27,969)
    In excess of net investment income.................                 0                 0           (5,864)
    Net realized gain on investments...................           (64,811)                0           (9,286)
  J CLASS
    Net investment income..............................          (258,512)                0                0
                                                         ----------------  ----------------  ---------------
                                                                 (746,002)         (126,963)        (204,623)
                                                         ----------------  ----------------  ---------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
  Increase (decrease) in net assets derived from
    capital share transactions.........................        17,308,327         1,374,285        3,220,853
                                                         ----------------  ----------------  ---------------
  Total increase (decrease) in net assets..............        16,774,407         1,213,679        3,306,955
NET ASSETS
  Beginning of the period..............................         4,520,654         3,306,975               20
                                                         ----------------  ----------------  ---------------
  End of the period....................................  $     21,295,061  $      4,520,654  $     3,306,975
                                                         ================  ================  ===============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the period....................................  $        114,023  $         75,724  $           (44)
                                                         ================  ================  ===============

  *  Commencement of operations on January 2, 1997.
                See accompanying notes to financial statements.

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-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                                         MUNICIPAL BOND FUND
                                                         ---------------------------------------------------
                                                                             NINE MONTHS
                                                            YEAR ENDED          ENDED          YEAR ENDED
                                                          SEPTEMBER 30,     SEPTEMBER 30,     DECEMBER 31,
                                                               1999              1998             1997
                                                         ----------------  ----------------  ---------------
FROM OPERATIONS
  Net investment income................................  $        464,723  $        324,727  $       417,885
  Net realized gain (loss).............................            31,069           145,955           70,207
  Change in unrealized appreciation (depreciation).....          (784,422)           92,266          291,399
                                                         ----------------  ----------------  ---------------
    Increase (decrease) in net assets from
      operations.......................................          (288,630)          562,948          779,491
                                                         ----------------  ----------------  ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income..............................          (464,723)         (324,727)        (421,574)
    Net realized gain on investments...................          (163,734)          (11,732)         (76,418)
                                                         ----------------  ----------------  ---------------
                                                                 (628,457)         (336,459)        (497,992)
                                                         ----------------  ----------------  ---------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
  Increase (decrease) in net assets derived from
    capital share transactions.........................           683,252         1,077,927         (230,703)
                                                         ----------------  ----------------  ---------------
  Total increase (decrease) in net assets..............          (233,835)        1,304,416           50,796
NET ASSETS
  Beginning of the period..............................        10,056,360         8,751,944        8,701,148
                                                         ----------------  ----------------  ---------------
  End of the period....................................  $      9,822,525  $     10,056,360  $     8,751,944
                                                         ================  ================  ===============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period....................................  $         12,106  $          9,525  $             0
                                                         ================  ================  ===============

                See accompanying notes to financial statements.

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-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                                        SHORT-TERM BOND FUND
                                                         ---------------------------------------------------
                                                                             NINE MONTHS
                                                            YEAR ENDED          ENDED          YEAR ENDED
                                                          SEPTEMBER 30,     SEPTEMBER 30,     DECEMBER 31,
                                                               1999              1998             1997
                                                         ----------------  ----------------  ---------------
FROM OPERATIONS
  Net investment income................................  $      1,772,846  $      1,089,305  $     1,044,815
  Net realized gain (loss).............................          (142,500)           27,770            4,131
  Change in unrealized appreciation (depreciation).....        (1,150,808)          531,158           82,076
                                                         ----------------  ----------------  ---------------
    Increase (decrease) in net assets from
      operations.......................................           479,538         1,648,233        1,131,022
                                                         ----------------  ----------------  ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income..............................        (1,735,033)       (1,073,593)      (1,046,180)
  RETAIL CLASS
    Net investment income..............................           (37,813)          (15,712)         (10,909)
                                                         ----------------  ----------------  ---------------
                                                               (1,772,846)       (1,089,305)      (1,057,089)
                                                         ----------------  ----------------  ---------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
  Increase (decrease) in net assets derived from
    capital share transactions.........................           867,559         8,425,891          773,904
                                                         ----------------  ----------------  ---------------
  Total increase (decrease) in net assets..............          (425,749)        8,984,819          847,837
NET ASSETS
  Beginning of the period..............................        28,061,323        19,076,504       18,228,667
                                                         ----------------  ----------------  ---------------
  End of the period....................................  $     27,635,574  $     28,061,323  $    19,076,504
                                                         ================  ================  ===============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the period....................................  $          8,047  $         (1,502) $        (3,124)
                                                         ================  ================  ===============

                 See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                                 U.S. GOVERNMENT SECURITIES FUND
                                                         ------------------------------------------------
                                                                             NINE MONTHS
                                                            YEAR ENDED          ENDED         YEAR ENDED
                                                          SEPTEMBER 30,     SEPTEMBER 30,    DECEMBER 31,
                                                               1999              1998            1997
                                                         ----------------  ----------------  ------------
FROM OPERATIONS
  Net investment income................................  $      1,137,504  $        911,351  $    865,819
  Net realized gain (loss).............................           (28,225)          513,739       377,725
  Change in unrealized appreciation (depreciation).....        (1,901,732)          750,226       420,082
                                                         ----------------  ----------------  ------------
    Increase (decrease) in net assets from
      operations.......................................          (792,453)        2,175,316     1,663,626
                                                         ----------------  ----------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income..............................        (1,273,767)         (566,117)     (857,571)
                                                         ----------------  ----------------  ------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
  Increase (decrease) in net assets derived from
    capital share transactions.........................       (11,038,231)        9,968,273     2,670,263
                                                         ----------------  ----------------  ------------
  Total increase (decrease) in net assets..............       (13,104,451)       11,577,472     3,476,318
NET ASSETS
  Beginning of the period..............................        29,245,907        17,668,435    14,192,117
                                                         ----------------  ----------------  ------------
  End of the period....................................  $     16,141,456  $     29,245,907  $ 17,668,435
                                                         ================  ================  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period....................................  $        214,176  $        348,449  $      3,216
                                                         ================  ================  ============

                See accompanying notes to financial statements.

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-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                                                  BOND FUND
                                             --------------------
                                             INSTITUTIONAL CLASS
                                             --------------------
                                               1999*     1998**
                                             ---------  ---------
Net asset value, beginning of period.......  $   12.30  $   12.83
                                             ---------  ---------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss).............       0.98       0.69
  Net realized and unrealized gain (loss)
    on investments.........................      (0.06)     (0.78)
                                             ---------  ---------
    Total from investment operations.......       0.92      (0.09)
                                             ---------  ---------
LESS DISTRIBUTIONS --
  Dividends from net investment income.....      (1.00)     (0.44)
  Distributions in excess of net investment
    income.................................       0.00       0.00
  Distributions from net realized capital
    gains..................................      (0.52)      0.00
                                             ---------  ---------
      Total distributions..................      (1.52)     (0.44)
                                             ---------  ---------
Net asset value, end of period.............  $   11.70  $   12.30
                                             =========  =========
Total return (%)(a)(b).....................        7.6       (0.9)
Net assets, end of period (000)............  $1,541,834 $1,455,312
Ratio of operating expenses to average net
  assets (%)(c)(d).........................       0.75       0.75
Ratio of net investment income (loss) to
  average net assets (%)(c)................       8.15       7.34
Portfolio turnover (%)(a)..................         33         24
Without giving effect to the voluntary
  expense limitations described in Note 3
  to the Financial Statements:
    Ratio of expenses to average net assets
      would have been (%)(c)...............       0.75       0.76
    Net investment income (loss) per share
      would have been......................  $    0.98  $    0.69

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------

                                                                      BOND FUND
                                             ------------------------------------------------------------
                                                     INSTITUTIONAL CLASS
                                             -----------------------------------
                                               FOR THE YEAR ENDED DECEMBER 31,         RETAIL CLASS
                                             -----------------------------------  -----------------------
                                               1997      1996     1995     1994   1999*   1998**  1997***
                                             ---------  -------  -------  ------  ------  ------  -------
Net asset value, beginning of period.......  $   12.38  $ 12.29  $ 10.05  $11.37  $12.29  $12.82  $12.38
                                             ---------  -------  -------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss).............       0.86     0.86     0.82    0.83    0.96    0.66    0.84(e)
  Net realized and unrealized gain (loss)
    on investments.........................       0.67     0.35     2.32   (1.29)  (0.08)  (0.77)   0.65
                                             ---------  -------  -------  ------  ------  ------  ------
    Total from investment operations.......       1.53     1.21     3.14   (0.46)   0.88   (0.11)   1.49
                                             ---------  -------  -------  ------  ------  ------  ------
LESS DISTRIBUTIONS --
  Dividends from net investment income.....      (0.86)   (0.86)   (0.82)  (0.84)  (0.96)  (0.42)  (0.83)
  Distributions in excess of net investment
    income.................................       0.00     0.00     0.00   (0.02)   0.00    0.00    0.00
  Distributions from net realized capital
    gains..................................      (0.22)   (0.26)   (0.08)   0.00   (0.52)   0.00   (0.22)
                                             ---------  -------  -------  ------  ------  ------  ------
      Total distributions..................      (1.08)   (1.12)   (0.90)  (0.86)  (1.48)  (0.42)  (1.05)
                                             ---------  -------  -------  ------  ------  ------  ------
Net asset value, end of period.............  $   12.83  $ 12.38  $ 12.29  $10.05  $11.69  $12.29  $12.82
                                             =========  =======  =======  ======  ======  ======  ======
Total return (%)(a)(b).....................       12.7     10.3     32.0    (4.1)    7.3    (1.1)   12.4
Net assets, end of period (000)............  $1,261,910 $541,244 $255,710 $82,985 $55,490 $53,908 $33,240
Ratio of operating expenses to average net
  assets (%)(c)(d).........................       0.75     0.75     0.79    0.84    1.00    1.00    1.00
Ratio of net investment income to average
  net assets (%)(c)........................       7.36     7.93     8.34    7.92    7.90    7.13    7.09
Portfolio turnover (%)(a)..................         41       42       35      87      33      24      41
Without giving effect to the voluntary
  expense limitations described in Note 3
  to the Financial Statements:
    Ratio of expenses to average net assets
      would have been (%)(c)...............       0.77     0.75     0.79    0.84    1.04    1.06    1.20
    Net investment per share would have
      been.................................  $    0.85  $  0.86  $  0.82  $ 0.83  $ 0.96  $ 0.66  $ 0.82(e)

  *  For the year ended September 30, 1999.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

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-----------------------------------------------------------------------

                                                     BOND FUND
                                             -------------------------
                                                    ADMIN CLASS
                                             -------------------------
                                                1999*        1998**
                                             -----------  ------------
Net asset value, beginning of period.......       $12.28        $12.83
                                             -----------  ------------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss).............         0.92(e)         0.47
  Net realized and unrealized gain (loss)
    on investments.........................        (0.06)        (0.62)
                                             -----------  ------------
    Total from investment operations.......         0.86         (0.15)
                                             -----------  ------------
LESS DISTRIBUTIONS --
  Dividends from net investment income.....        (0.93)        (0.40)
  Distributions from net realized capital
    gains..................................        (0.52)         0.00
                                             -----------  ------------
      Total distributions..................        (1.45)        (0.40)
                                             -----------  ------------
Net asset value, end of period.............  $     11.69  $      12.28
                                             ===========  ============
Total return (%)(a)(b).....................          7.1          (1.3)
Net assets, end of period (000)............  $     1,548  $        630
Ratio of operating expenses to average net
  assets (%)(c)(d).........................         1.25          1.25
Ratio of net investment income to average
  net assets (%)(c)........................         7.66          7.45
Portfolio turnover (%)(a)..................           33            24
Without giving effect to the voluntary
  expense limitations described in Note 3
  to the Financial Statements:
    Ratio of expenses to average net assets
      would have been (%)(c)...............         2.38          6.32
    Net investment income (loss) per share
      would have been......................  $      0.78(e) $       0.15

  *  For the year ended September 30, 1999.
 ** From commencement of class operations on January 2, 1998 through September 30, 1998.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

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                                       77

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                                              GLOBAL BOND FUND
                                             -------------------
                                             INSTITUTIONAL CLASS
                                             -------------------
                                             1999*       1998**
                                             ------     --------
Net asset value, beginning of period.......  $11.93     $  11.83
                                             ------     --------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss).............    0.79         0.53
  Net realized and unrealized gain (loss)
    on investments.........................    0.87        (0.43)
                                             ------     --------
    Total from investment operations.......    1.66         0.10
                                             ------     --------
LESS DISTRIBUTIONS --
  Dividends from net investment income.....   (0.70)        0.00
  Distributions in excess of net investment
    income.................................    0.00         0.00
  Distributions from capital...............    0.00         0.00
  Distributions from net realized capital
    gains..................................   (0.29)        0.00
                                             ------     --------
    Total distributions....................   (0.99)        0.00
                                             ------     --------
Net asset value, end of period.............  $12.60     $  11.93
                                             ======     ========
Total return (%)(a)(b).....................    14.2          0.9
Net assets, end of period (000)............  $34,154    $ 29,860
Ratio of operating expenses to average net
  assets (%)(c)(d).........................    0.90         0.90
Ratio of net investment income to average
  net assets (%)(c)........................    6.32         6.00
Portfolio turnover (%)(a)..................      42           28
Without giving effect to the voluntary
  expense limitations described in Note 3
  to the Financial Statements:
    Ratio of expenses to average net assets
      would have been (%)(c)...............    1.10         1.18
    Net investment income (loss) per share
      would have been......................  $ 0.76     $   0.51

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------

                                                                  GLOBAL BOND FUND
                                             ----------------------------------------------------------
                                                    INSTITUTIONAL CLASS
                                             ----------------------------------
                                              FOR THE YEAR ENDED DECEMBER 31,         RETAIL CLASS
                                             ----------------------------------  ----------------------
                                              1997     1996     1995     1994    1999*  1998**  1997***
                                             -------  -------  -------  -------  -----  ------  -------
Net asset value, beginning of period.......  $12.35   $11.39   $ 9.82   $11.06   $11.91 $11.83  $ 12.35
                                             ------   ------   ------   ------   -----  -----   -------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss).............    0.71     0.44     1.04     0.67    0.76(e)  0.44    0.63(e)
  Net realized and unrealized gain (loss)
    on investments.........................   (0.42)    1.27     1.31    (1.63)   0.86  (0.36)    (0.37)
                                             ------   ------   ------   ------   -----  -----   -------
    Total from investment operations.......    0.29     1.71     2.35    (0.96)   1.62   0.08      0.26
                                             ------   ------   ------   ------   -----  -----   -------
LESS DISTRIBUTIONS --
  Dividends from net investment income.....   (0.69)   (0.75)   (0.78)   (0.04)  (0.67)  0.00     (0.69)
  Distributions in excess of net investment
    income.................................   (0.12)    0.00     0.00     0.00    0.00   0.00     (0.09)
  Distributions from capital...............    0.00     0.00     0.00    (0.24)   0.00   0.00      0.00
  Distributions from net realized capital
    gains..................................    0.00     0.00     0.00     0.00   (0.29)  0.00      0.00
                                             ------   ------   ------   ------   -----  -----   -------
    Total distributions....................   (0.81)   (0.75)   (0.78)   (0.28)  (0.96)  0.00     (0.78)
                                             ------   ------   ------   ------   -----  -----   -------
Net asset value, end of period.............  $11.83   $12.35   $11.39   $ 9.82   $12.57 $11.91  $ 11.83
                                             ======   ======   ======   ======   =====  =====   =======
Total return (%)(a)(b).....................     2.3     15.0     23.9     (8.7)   13.8    0.7       2.0
Net assets, end of period (000)............  $28,401  $26,513  $10,304  $25,584  $7,106 $6,376  $ 4,694
Ratio of operating expenses to average net
  assets (%)(c)(d).........................    0.90     1.50     1.50     1.30    1.15   1.15      1.15
Ratio of net investment income to average
  net assets (%)(c)........................    5.88     6.37     8.17     7.02    6.08   5.77      5.60
Portfolio turnover (%)(a)..................      75      131      148      153      42     28        75
Without giving effect to the voluntary
  expense limitations described in Note 3
  to the Financial Statements:
    Ratio of expenses to average net assets
      would have been (%)(c)...............    1.22     1.77     1.69     1.30    1.61   1.78      2.44
    Net investment income (loss) per share
      would have been......................  $ 0.67   $ 0.42   $ 1.02   $ 0.67   $0.71(e) $0.39 $  0.49(e)

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                                                      HIGH YIELD FUND
                                               ------------------------------
                                                    INSTITUTIONAL CLASS
                                               ------------------------------
                                                               FOR THE PERIOD
                                                                   ENDED,
                                                                DECEMBER 31,
                                                               --------------
                                               1999*   1998**  1997   1996***
                                               ------  ------  -----  -------
Net asset value, beginning of period.........  $ 8.17  $10.12  $10.11 $ 10.00
                                               ------  -----   -----  -------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss)...............    0.91   0.78(e)  0.83    0.20
  Net realized and unrealized gain (loss) on
    investments..............................    0.68  (2.28)   0.27     0.11
                                               ------  -----   -----  -------
    Total from investment operations.........    1.59  (1.50)   1.10     0.31
                                               ------  -----   -----  -------
LESS DISTRIBUTIONS --
  Dividends from net investment income.......   (0.96) (0.46)  (0.86)   (0.20)
  Distributions from net realized capital
    gains....................................   (0.21)  0.00   (0.26)    0.00
                                               ------  -----   -----  -------
    Total distributions......................   (1.17) (0.46)  (1.12)   (0.20)
                                               ------  -----   -----  -------
Redemption fees..............................    0.02   0.01    0.03     0.00
                                               ------  -----   -----  -------
Net asset value, end of period...............  $ 8.61  $8.17   $10.12 $ 10.11
                                               ======  =====   =====  =======
Total return (%)(a)(b).......................    21.0  (15.6)   11.4      3.1
Net assets, end of period (000)..............  $20,150 $6,624  $5,266 $ 1,939
Ratio of operating expenses to average net
  assets (%)(c)(d)...........................    0.75   0.75    0.75     0.75
Ratio of net investment income to average net
  assets (%)(c)..............................   11.61  10.54    8.96     8.85
Portfolio turnover (%)(a)....................      24     33      68        0
Without giving effect to the voluntary
  expense limitations described in Note 3 to
  the Financial Statements:
    Ratio of expenses to average net assets
      would have been (%)(c).................    1.81   2.42    3.81    12.06
    Net investment income (loss) per share
      would have been........................  $ 0.83  $0.65(e) $0.54 $ (0.05)

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
***  Commencement of fund operations on September 11, 1996.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

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                                       81

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                                               INTERMEDIATE MATURITY
                                                     BOND FUND
                                               ----------------------
                                                INSTITUTIONAL CLASS
                                               ----------------------
                                               1999*  1998**  1997***
                                               -----  ------  -------
Net asset value, beginning of period.........  $10.06 $10.03  $ 10.00
                                               -----  -----   -------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss)...............   0.67   0.51(e)    0.64(e)
  Net realized and unrealized gain (loss) on
    investments..............................  (0.38) (0.16)     0.00
                                               -----  -----   -------
    Total from investment operations.........   0.29   0.35      0.64
                                               -----  -----   -------
LESS DISTRIBUTIONS --
  Dividends from net investment income.......  (0.70) (0.32)    (0.56)
  Distributions in excess of net investment
    income...................................   0.00   0.00     (0.03)
  Distributions from net realized capital
    gains....................................  (0.09)  0.00     (0.02)
                                               -----  -----   -------
    Total distributions......................  (0.79) (0.32)    (0.61)
                                               -----  -----   -------
Net asset value, end of period...............  $9.56  $10.06  $ 10.03
                                               =====  =====   =======
Total return (%)(a)(b).......................    3.0    3.5       6.4
Net assets, end of period (000)..............  $8,978 $8,601  $ 6,305
Ratio of operating expenses to average net
  assets (%)(c)(d)...........................   0.55   0.55      0.55
Ratio of net investment income to average net
  assets (%)(c)..............................   6.98   6.71      6.38
Portfolio turnover (%)(a)....................     16     32       119
Without giving effect to the voluntary
  expense limitations described in Note 3 to
  the Financial Statements:
    Ratio of expenses to average net assets
      would have been (%)(c).................   1.92   2.27      3.66
    Net investment income (loss) per share
      would have been........................  $0.54  $0.38(e) $  0.29(e)

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of fund operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------

                                               INTERMEDIATE MATURITY BOND FUND
                                               --------------------------------
                                                         RETAIL CLASS
                                               --------------------------------
                                                 1999*     1998**     1997***
                                               ---------  ---------  ----------
Net asset value, beginning of period.........   $10.06     $10.03     $ 10.00
                                                ------     ------     -------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss)...............     0.64       0.49(e)     0.64(e)
  Net realized and unrealized gain (loss) on
    investments..............................    (0.38)     (0.15)      (0.02)
                                                ------     ------     -------
    Total from investment operations.........     0.26       0.34        0.62
                                                ------     ------     -------
LESS DISTRIBUTIONS --
  Dividends from net investment income.......    (0.68)     (0.31)      (0.54)
  Distributions in excess of net investment
    income...................................     0.00       0.00       (0.03)
  Distributions from net realized capital
    gains....................................    (0.09)      0.00       (0.02)
                                                ------     ------     -------
    Total distributions......................    (0.77)     (0.31)      (0.59)
                                                ------     ------     -------
Net asset value, end of period...............   $ 9.55     $10.06     $ 10.03
                                                ======     ======     =======
Total return (%)(a)(b).......................      2.6        3.4         6.2
Net assets, end of period (000)..............   $1,780     $  663     $   423
Ratio of operating expenses to average net
  assets (%)(c)(d)...........................     0.80       0.80        0.80
Ratio of net investment income to average net
  assets (%)(c)..............................     6.76       6.47        6.13
Portfolio turnover (%)(a)....................       16         32         119
Without giving effect to the voluntary
  expense limitations described in Note 3 to
  the Financial Statements:
    Ratio of expenses to average net assets
      would have been (%)(c).................     3.86       5.64       14.56
    Net investment income (loss) per share
      would have been........................   $ 0.35     $ 0.12(e)  $ (0.50)(e)

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of fund operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                                             INVESTMENT GRADE BOND
                                                      FUND
                                             ----------------------
                                              INSTITUTIONAL CLASS
                                             ----------------------
                                             1999*  1998**  1997***
                                             -----  ------  -------
Net asset value, beginning of period.......  $10.28 $10.59  $ 10.00
                                             -----  -----   -------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss).............   0.76   0.52      0.65
  Net realized and unrealized gain (loss)
    on investments.........................  (0.12) (0.50)     0.77
                                             -----  -----   -------
    Total from investment operations.......   0.64   0.02      1.42
                                             -----  -----   -------
LESS DISTRIBUTIONS --
  Dividends from net investment income.....  (0.70) (0.33)    (0.63)
  Distributions in excess of net investment
    income.................................   0.00   0.00     (0.08)
  Distributions from net realized capital
    gains..................................  (0.26)  0.00     (0.12)
                                             -----  -----   -------
    Total distributions....................  (0.96) (0.33)    (0.83)
                                             -----  -----   -------
Net asset value, end of period.............  $9.96  $10.28  $ 10.59
                                             =====  =====   =======
Total return (%)(a)(b).....................    6.5    0.0      14.5
Net assets, end of period (000)............  $2,427 $2,778  $ 2,445
Ratio of operating expenses to average net
  assets (%)(c)(d).........................   0.55   0.55      0.55
Ratio of net investment income to average
  net assets (%)(c)........................   6.83   6.68      6.74
Portfolio turnover (%)(a)..................     42     48       112
Without giving effect to the voluntary
  expense limitations described in Note 3
  to the Financial Statements:
    Ratio of expenses to average net assets
      would have been (%)(c)...............   2.87   4.19      7.59
    Net investment income (loss) per share
      would have been......................  $0.50  $0.24   $ (0.03)

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of fund operations on January 2, 1997 through December 31, 1997.
  # From commencement of class operations on May 24, 1999 through September 30, 1999.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(f) Total Return does not include the effect of any front end sales charges for the J Class.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------

                                                INVESTMENT GRADE BOND FUND
                                             --------------------------------
                                                  RETAIL CLASS        J CLASS
                                             -----------------------  -------
                                             1999*   1998**  1997***   1999#
                                             ------  ------  -------  -------
Net asset value, beginning of period.......  $10.27  $10.59  $ 10.00  $ 10.29
                                             ------  ------  -------  -------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss).............    0.64    0.48     0.62(e)    0.21
  Net realized and unrealized gain (loss)
    on investments.........................   (0.03)  (0.49)    0.78    (0.36)
                                             ------  ------  -------  -------
    Total from investment operations.......    0.61   (0.01)    1.40    (0.15)
                                             ------  ------  -------  -------
LESS DISTRIBUTIONS --
  Dividends from net investment income.....   (0.67)  (0.31)   (0.62)   (0.19)
  Distributions in excess of net investment
    income.................................    0.00    0.00    (0.07)    0.00
  Distributions from net realized capital
    gains..................................   (0.26)   0.00    (0.12)    0.00
                                             ------  ------  -------  -------
    Total distributions....................   (0.93)  (0.31)   (0.81)   (0.19)
                                             ------  ------  -------  -------
Net asset value, end of period.............  $ 9.95  $10.27  $ 10.59  $  9.95
                                             ======  ======  =======  =======
Total return (%)(a)(b).....................     6.2    (0.2)    14.3     (1.5)(f)
Net assets, end of period (000)............  $2,561  $1,743  $   862  $16,307
Ratio of operating expenses to average net
  assets (%)(c)(d).........................    0.80    0.80     0.80     1.30
Ratio of net investment income to average
  net assets (%)(c)........................    6.60    6.43     6.51     6.11
Portfolio turnover (%)(a)..................      42      48      112       42
Without giving effect to the voluntary
  expense limitations described in Note 3
  to the Financial Statements:
    Ratio of expenses to average net assets
      would have been (%)(c)...............    3.20    5.25    10.95     2.16
    Net investment income (loss) per share
      would have been......................  $ 0.41  $ 0.15  $ (0.31)(e) $  0.18

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of fund operations on January 2, 1997 through December 31, 1997.
  # From commencement of class operations on May 24, 1999 through September 30, 1999.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(f) Total Return does not include the effect of any front end sales charges for the J Class.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                                             MUNICIPAL BOND FUND
                                             -------------------
                                             INSTITUTIONAL CLASS
                                             -------------------
                                             1999*       1998**
                                             ------     --------
Net asset value, beginning of period.......  $11.96     $  11.70
                                             ------     --------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss).............    0.52         0.40
  Net realized and unrealized gain (loss)
    on investments.........................   (0.84)        0.27
                                             ------     --------
    Total from investment operations.......   (0.32)        0.67
                                             ------     --------
LESS DISTRIBUTIONS --
  Dividends from net investment income.....   (0.52)       (0.40)
  Distributions from net realized capital
    gains..................................   (0.19)       (0.01)
                                             ------     --------
      Total distributions..................   (0.71)       (0.41)
                                             ------     --------
  Net asset value, end of period...........  $10.93     $  11.96
                                             ======     ========
  Total return (%)(a)(b)...................    (2.8)         5.9
  Net assets, end of period (000)..........  $9,823     $ 10,056
  Ratio of operating expenses to average
    net assets (%)(c)(d)...................    0.54         0.60
  Ratio of net investment income to average
    net assets (%)(c)......................    4.54         4.62
  Portfolio turnover (%)(a)................      38           30
  Without giving effect to the voluntary
    expense limitations described in
    Note 3 to the Financial Statements:
    Ratio of expenses to average net assets
      would have been (%)(c)...............    1.63         1.70
    Net investment income (loss) per share
      would have been......................  $ 0.40     $   0.31

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------

                                                    MUNICIPAL BOND FUND
                                             ----------------------------------
                                                    INSTITUTIONAL CLASS
                                             ----------------------------------
                                              FOR THE YEAR ENDED DECEMBER 31,
                                             ----------------------------------
                                              1997     1996     1995     1994
                                             -------  -------  -------  -------
Net asset value, beginning of period.......  $11.29   $11.53   $10.41   $11.54
                                             ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss).............    0.56     0.52     0.52     0.52
  Net realized and unrealized gain (loss)
    on investments.........................    0.51    (0.15)    1.16    (1.13)
                                             ------   ------   ------   ------
    Total from investment operations.......    1.07     0.37     1.68    (0.61)
                                             ------   ------   ------   ------
LESS DISTRIBUTIONS --
  Dividends from net investment income.....   (0.56)   (0.52)   (0.52)   (0.52)
  Distributions from net realized capital
    gains..................................   (0.10)   (0.09)   (0.04)    0.00
                                             ------   ------   ------   ------
      Total distributions..................   (0.66)   (0.61)   (0.56)   (0.52)
                                             ------   ------   ------   ------
  Net asset value, end of period...........  $11.70   $11.29   $11.53   $10.41
                                             ======   ======   ======   ======
  Total return (%)(a)(b)...................     9.8      3.3     16.5     (5.4)
  Net assets, end of period (000)..........  $8,752   $8,701   $7,961   $7,270
  Ratio of operating expenses to average
    net assets (%)(c)(d)...................    0.60     1.00     1.00     1.00
  Ratio of net investment income to average
    net assets (%)(c)......................    4.90     4.61     4.72     4.79
  Portfolio turnover (%)(a)................      50       38       41       28
  Without giving effect to the voluntary
    expense limitations described in
    Note 3 to the Financial Statements:
    Ratio of expenses to average net assets
      would have been (%)(c)...............    1.80     2.31     2.02     2.37
    Net investment income (loss) per share
      would have been......................  $ 0.42   $ 0.37   $ 0.41   $ 0.37

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                                             SHORT-TERM BOND FUND
                                             ---------------------
                                              INSTITUTIONAL CLASS
                                             ---------------------
                                              1999*       1998**
                                             -------     ---------
Net asset value, beginning of period.......  $ 9.96      $   9.75
                                             ------      --------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss).............    0.62          0.44
  Net realized and unrealized gain (loss)
    on investments.........................   (0.45)         0.21
                                             ------      --------
    Total from investment operations.......    0.17          0.65
                                             ------      --------
LESS DISTRIBUTIONS --
  Dividends from net investment income.....   (0.62)        (0.44)
                                             ------      --------
Net asset value, end of period.............  $ 9.51      $   9.96
                                             ======      ========
Total return (%)(a)(b).....................     1.8           6.8
Net assets, end of period (000)............  $26,849     $ 27,288
Ratio of operating expenses to average net
  assets (%)(c)(d).........................    0.27          0.50
Ratio of net investment income to average
  net assets (%)(c)........................    6.38          5.94
Portfolio turnover (%)(a)..................      81            47
Without giving effect to the voluntary
  expense limitations described in Note 3
  to the Financial Statements:
    Ratio of expenses to average net assets
      would have been (%)(c)...............    0.87          0.83
    Net investment income (loss) per share
      would have been......................  $ 0.56      $   0.41

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------

                                                                SHORT-TERM BOND FUND
                                             ----------------------------------------------------------
                                                    INSTITUTIONAL CLASS               RETAIL CLASS
                                             ----------------------------------  ----------------------
                                              FOR THE YEAR ENDED DECEMBER 31,
                                             ----------------------------------
                                              1997     1996     1995     1994    1999*  1998**  1997***
                                             -------  -------  -------  -------  -----  ------  -------
Net asset value, beginning of period.......  $ 9.70   $ 9.81   $ 9.46   $ 9.95   $9.96  $9.75   $  9.70
                                             ------   ------   ------   ------   -----  -----   -------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss).............    0.61     0.55     0.63     0.66    0.59   0.42      0.59
  Net realized and unrealized gain (loss)
    on investments.........................    0.06    (0.11)    0.35    (0.49)  (0.46)  0.21      0.06
                                             ------   ------   ------   ------   -----  -----   -------
    Total from investment operations.......    0.67     0.44     0.98     0.17    0.13   0.63      0.65
                                             ------   ------   ------   ------   -----  -----   -------
LESS DISTRIBUTIONS --
  Dividends from net investment income.....   (0.62)   (0.55)   (0.63)   (0.66)  (0.59) (0.42)    (0.60)
                                             ------   ------   ------   ------   -----  -----   -------
Net asset value, end of period.............  $ 9.75   $ 9.70   $ 9.81   $ 9.46   $9.50  $9.96   $  9.75
                                             ======   ======   ======   ======   =====  =====   =======
Total return (%)(a)(b).....................     7.1      4.7     10.6      1.8     1.4    6.6       6.9
Net assets, end of period (000)............  $18,792  $18,229  $26,039  $19,440  $ 786  $ 773   $   285
Ratio of operating expenses to average net
  assets (%)(c)(d).........................    0.50     1.00     1.00     1.00    0.52   0.75      0.75
Ratio of net investment income to average
  net assets (%)(c)........................    6.34     5.69     6.46     6.88    6.14   5.66      6.04
Portfolio turnover (%)(a)..................      91      120      214       34      81     47        91
Without giving effect to the voluntary
  expense limitations described in Note 3
  to the Financial Statements:
    Ratio of expenses to average net assets
      would have been (%)(c)...............    1.19     1.17     1.03     1.33    4.21   6.00     17.77
    Net investment income (loss) per share
      would have been......................  $ 0.55   $ 0.53   $ 0.62   $ 0.63   $0.24  $0.03   $ (1.08)

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                                                 U.S. GOVERNMENT
                                                 SECURITIES FUND
                                               -------------------
                                               INSTITUTIONAL CLASS
                                               -------------------
                                               1999*       1998**
                                               ------     --------
Net asset value, beginning of period.........  $11.41     $  10.70
                                               ------     --------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss)...............    0.65         0.43
  Net realized and unrealized gain (loss) on
    investments..............................   (1.03)        0.58
                                               ------     --------
    Total from investment operations.........   (0.38)        1.01
                                               ------     --------
LESS DISTRIBUTIONS --
  Dividends from net investment income.......   (0.65)       (0.30)
                                               ------     --------
Net asset value, end of period...............  $10.38     $  11.41
                                               ======     ========
Total return (%)(a)(b).......................    (3.5)         9.6
Net assets, end of period (000)..............  $16,141    $ 29,246
Ratio of operating expenses to average net
  assets (%)(c)(d)...........................    0.52         0.60
Ratio of net investment income to average net
  assets (%)(c)..............................    5.75         5.61
Portfolio turnover (%)(a)....................      75           84
Without giving effect to the voluntary
  expense limitations described in Note 3 to
  the Financial Statements:
    Ratio of expenses to average net assets
      wouldhave been (%)(c)..................    1.03         0.97
    Net investment income (loss) per share
      would have been........................  $ 0.59     $   0.40

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------

                                                U.S. GOVERNMENT SECURITIES FUND
                                               ----------------------------------
                                                      INSTITUTIONAL CLASS
                                               ----------------------------------
                                                FOR THE YEAR ENDED DECEMBER 31,
                                               ----------------------------------
                                                1997     1996     1995     1994
                                               -------  -------  -------  -------
Net asset value, beginning of period.........  $10.08   $10.64   $ 9.22   $10.53
                                               ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss)...............    0.63     0.68     0.66     0.64
  Net realized and unrealized gain (loss) on
    investments..............................    0.61    (0.57)    1.42    (1.30)
                                               ------   ------   ------   ------
    Total from investment operations.........    1.24     0.11     2.08    (0.66)
                                               ------   ------   ------   ------
LESS DISTRIBUTIONS --
  Dividends from net investment income.......   (0.62)   (0.67)   (0.66)   (0.65)
                                               ------   ------   ------   ------
Net asset value, end of period...............  $10.70   $10.08   $10.64   $ 9.22
                                               ======   ======   ======   ======
Total return (%)(a)(b).......................    12.7      1.3     23.0     (6.3)
Net assets, end of period (000)..............  $17,668  $14,192  $19,499  $17,341
Ratio of operating expenses to average net
  assets (%)(c)(d)...........................    0.60     1.00     1.00     1.00
Ratio of net investment income to average net
  assets (%)(c)..............................    6.29     6.23     6.47     6.60
Portfolio turnover (%)(a)....................     156      137      169      242
Without giving effect to the voluntary
  expense limitations described in Note 3 to
  the Financial Statements:
    Ratio of expenses to average net assets
      wouldhave been (%)(c)..................    1.23     1.19     1.22     1.22
    Net investment income (loss) per share
      would have been........................  $ 0.57   $ 0.66   $ 0.64   $ 0.62

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------
SEPTEMBER 30, 1999

1. The Loomis Sayles Funds is comprised of sixteen no-load mutual funds (the "Funds").

Each Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified open-end management investment company organized as a Massachusetts business trust. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each Fund.

The Trust consists of the following Funds:

FIXED INCOME FUNDS                                 EQUITY FUNDS
------------------                                 ------------
Loomis Sayles Bond Fund                            Loomis Sayles Aggressive Growth Fund
Loomis Sayles Global Bond Fund                     Loomis Sayles Core Value Fund
Loomis Sayles High Yield Fund                      Loomis Sayles Growth Fund
Loomis Sayles Intermediate Maturity Bond Fund      Loomis Sayles International Equity Fund
Loomis Sayles Investment Grade Bond Fund           Loomis Sayles Mid-Cap Value Fund
Loomis Sayles Municipal Bond Fund                  Loomis Sayles Small Cap Growth Fund
Loomis Sayles Short-Term Bond Fund                 Loomis Sayles Small Cap Value Fund
Loomis Sayles U.S. Government Securities Fund      Loomis Sayles Worldwide Fund

The Fixed Income Funds (excluding the High Yield Fund, which liquidated the Retail Class shares effective March 1, 1999, the Municipal Bond and U.S. Government Securities Funds which only offer Institutional Class shares) offer Institutional and Retail Class shares. Additionally, the Bond Fund offers Admin Class shares and, effective May 24, 1999, Investment Grade Bond Fund began to offer J Class shares. Each class of shares has an equal pro rata interest in the assets of the relevant fund and general voting privileges. Institutional, Retail, Admin and J Classes differ with respect to distribution and certain other class-specific expenses and expense reductions. Retail Class and Admin Class shares are subject to distribution fees at an annual rate of 0.25%, and 0.50% for J Class shares, of the relevant Class' average net assets, pursuant to distribution plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Admin and J Class shares are subject to service and account maintenance fees at an annual rate of 0.25% of the respective Class' average net assets. The Funds may pay Loomis Sayles Distributors, L.P. (the "Distributor"), an affiliate of the investment adviser, sub-accounting and/or servicing fees with respect to omnibus Fund shareholder accounts in amounts that will not cause the Funds' respective classes to exceed their voluntary expense limitations and that do not exceed the amounts that the Funds' transfer agent would charge if the beneficial owners of the omnibus accounts held Fund shares directly. As of September 30, 1999, the following amount was paid under this arrangement: Bond Fund Institutional Share class $346,051. Retail, Admin and J Class shares have exclusive voting rights with respect to their distribution plans.

Purchases of the J Class shares are subject to a maximum sales charge of 3.50% (the "public offering price").

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
SEPTEMBER 30, 1999

reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Effective September 30, 1998, the Board of Trustees approved a change in the fiscal year end of the Funds to September 30. The following summarizes the significant accounting policies of the Fixed Income
Funds:

A. SECURITY VALUATION -- Long-term debt securities for which quotations are readily available are valued by a pricing service, as approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Municipal debt securities are valued by a pricing service, as approved by the Board of Trustees, which generally uses a computerized matrix system or dealer supplied quotations that consider market transactions for comparable securities. Equity securities for which quotations are readily available are valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

B. REPURCHASE AGREEMENTS -- The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral be at least equal to 102% of the repurchase price. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Funds may be delayed or limited.

C. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS -- The books and records of each of the Funds (including those Funds that invest in foreign securities) are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities are translated at contractual currency exchange rates established at the time of the trade. Income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
SEPTEMBER 30, 1999

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of securities held. All such fluctuations are included with net realized and unrealized gain or loss on investments.

Net realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses from the sale of holdings of foreign currencies, foreign currency gains and losses between trade dates and settlement dates on investment securities transactions, sales and maturities of forward foreign currency exchange contracts, and the difference between the amounts of daily interest accruals on the books of the Funds and the amounts actually received resulting from changes in exchange rates on the payable date.

Certain Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency exchange contracts is determined using contractual currency exchange rates established at the time of each trade.

Each Fund (except the Municipal Bond and U.S. Government Securities Funds) may purchase securities of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments and their markets may be less liquid and the prices of such securities may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Each Fund that may invest in foreign securities may enter into forward foreign currency exchange contracts to protect securities against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.

The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward currency exchange rate and the change in market value is recorded as unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statements of Assets and Liabilities. Realized gain or loss is recognized when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and recorded as realized gain (loss) on foreign currency transactions in the Funds' Statements of Operations.

Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparties to meet the terms of their contracts and from

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
SEPTEMBER 30, 1999

unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 1999, the Global Bond Fund had the following open forward foreign currency exchange contracts:

                                        LOCAL     AGGREGATE               UNREALIZED
                           DELIVERY   CURRENCY      FACE       TOTAL     APPRECIATION
                             DATE      AMOUNT      AMOUNT      VALUE    (DEPRECIATION)
                           --------   --------    ---------    -----    --------------
Japanese Yen (sell)        12/22/99  175,000,000  $1,505,635 $1,665,673 $     (160,038)
Japanese Yen (buy)         12/22/99   61,000,000    521,278    580,606          59,328
Japanese Yen (buy)         12/22/99   22,000,000    186,251    209,399          23,148
Japanese Yen (buy)         12/22/99   92,000,000    840,490    875,668          35,178
Japanese Yen (sell)        12/22/99   38,000,000    321,223    361,689         (40,466)
Japanese Yen (buy)         12/22/99   38,000,000    321,707    361,689          39,982
                                                                        --------------
                                                                        $      (42,868)
                                                                        ==============

E. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES -- Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Discounts on zero coupon bonds, original issue discount bonds, step bonds and payment in kind bonds are accreted according to the effective interest method. Interest income on the Municipal Bond Fund is decreased by the amortization of premium. Premiums are amortized using the yield to maturity method. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed are apportioned among the Funds based on relative net assets.

Investment income, realized and unrealized gains and losses, and the common expenses of the fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution and certain other class specific fees and expense reductions.

F. FEDERAL INCOME TAXES -- Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

At September 30, 1999, the Short-Term Bond Fund had available a capital loss carryforward of $361,594, of which $73,003 will expire on September 30, 2002 and $288,591 will expire on September 30, 2004. The U.S. Government Securities Fund had available a capital loss carryforward of $388,287, which will expire on September 30, 2004. The realized losses are intended to be used to offset future capital gains.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
SEPTEMBER 30, 1999

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Municipal Bond Fund and Short-Term Bond Fund declare dividends daily to shareholders of record at the time and pay dividends monthly. The Investment Grade Bond Fund declares and pays its net investment income to shareholders monthly. The Bond, High Yield, Intermediate Maturity Bond, and U.S. Government Securities Funds declare and pay their net investment income quarterly. The Global Bond Fund declares and pays its net investment income to shareholders annually. Distributions from net realized capital gains are declared and paid on an annual basis by all of the funds. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for litigation proceeds, foreign currency transactions, capital loss carryforwards, non-deductible organization costs, deferred losses due to wash sales, excise tax regulations and net operating losses. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Dividends from net investment income are determined on a class level. Capital gains are determined on a Fund level.

H. REDEMPTION FEES -- Shares held in the High Yield Fund less than one year are subject to a redemption fee equal to 2% of the amount redeemed. For the twelve months ended September 30, 1999, the redemption fees amounted to $36,460 for the Institutional Class.

I. ORGANIZATION EXPENSE AND DEFERRED REGISTRATION COSTS -- Organization costs incurred by the High Yield Fund are being amortized over 60 months.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
SEPTEMBER 30, 1999

2. PURCHASES AND SALES OF SECURITIES -- (excluding short-term investments) for each Fund for the period ended September 30, 1999 were as follows:

                                                   PURCHASES
                                          ----------------------------
                                          U.S. GOVERNMENT     OTHER
                                          ---------------     -----
Bond Fund...............................    $120,230,613   $440,701,258
Global Bond Fund........................      1,943,750     16,614,105
High Yield Fund.........................        593,469     11,401,542
Intermediate Maturity Bond Fund.........        890,200      2,625,282
Investment Grade Bond Fund..............      5,252,024     14,998,956
Municipal Bond Fund.....................      1,060,968      2,824,743
Short-Term Bond Fund....................     11,479,546      9,923,956
U.S. Government Securities Fund.........     14,981,404              0

                                                     SALES
                                          ----------------------------
                                          U.S. GOVERNMENT     OTHER
                                          ---------------     -----
Bond Fund...............................    $145,647,121   $367,047,450
Global Bond Fund........................      2,204,795     13,801,472
High Yield Fund.........................        607,647      3,554,828
Intermediate Maturity Bond Fund.........        372,907      1,184,690
Investment Grade Bond Fund..............      2,923,363      1,036,691
Municipal Bond Fund.....................        708,475      3,059,779
Short-Term Bond Fund....................     15,302,634      5,809,812
U.S. Government Securities Fund.........     25,523,458              0

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- During the period ended September 30, 1999, the Funds incurred management fees payable to Loomis Sayles. Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by NVEST, L.P., a publicly-traded limited partnership whose general partner is indirectly owned by Metropolitan Life Insurance Company. Separate management agreements for each Fund in effect during the period ended September 30, 1999 provided for fees at the following annual percentage rate of each Fund's average daily net assets indicated below. Loomis Sayles voluntarily agreed,

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
SEPTEMBER 30, 1999

for an indefinite period, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund to the following percentage rate of the Fund's average daily net assets:

                                                                  MAXIMUM EXPENSE RATIOS
                                                      ----------------------------------------------
                                          MANAGEMENT  INSTITUTIONAL   RETAIL      ADMIN        J
FUND                                         FEES         CLASS        CLASS      CLASS      CLASS
----                                      ----------  -------------   ------      -----      -----
Bond Fund...............................    0.60%         0.75%        1.00%      1.25%       --
Global Bond Fund........................    0.60%         0.90%        1.15%       --         --
High Yield Fund.........................    0.60%         0.75%         --         --         --
Intermediate Maturity Bond Fund.........    0.40%         0.55%        0.80%       --         --
Investment Grade Bond Fund (1)..........    0.40%         0.55%        0.80%       --        1.30%
Municipal Bond Fund (2).................    0.30%         0.50%         --         --         --
Short-Term Bond Fund (3)................    0.00%         0.25%        0.50%       --         --
U.S. Government Securities Fund (4).....    0.30%         0.50%         --         --         --

(1) Effective May 24, 1999, the Investment Grade Bond Fund began to offer J Class shares.
(2) Effective February 1, 1999, the Municipal Bond Fund reduced its management fees and expense limitation for the Institutional Class from 0.40% and 0.60%, respectively.
(3) Effective October 27, 1998, the Short-Term Bond Fund waived its management fees and reduced the Fund's expense limitation for the Institutional and Retail Classes. Previously, the management fees were 0.25%, and the expense limitations were 0.50% and 0.75% for the Institutional and Retail Classes, respectively. The waiver of management fees will remain in effect through December 31, 1999.
(4) Effective December 1, 1998, the U.S. Government Securities Fund reduced its management fees and expense limitation for the Institutional Class from 0.40% and 0.60%, respectively.

Loomis Sayles may change or terminate these voluntary agreements at any time, but the relevant prospectus would be supplemented at the time to describe the change.

A. TRUSTEES FEES AND EXPENSES -- The Trust does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Loomis Sayles, The New England or their affiliates. Each independent trustee is compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund per year, plus travel expenses for each meeting attended.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
SEPTEMBER 30, 1999

B. SHAREHOLDERS -- At September 30, 1999, Loomis Sayles Distributors, L.P. held 18,761 shares of the U.S. Government Securities Fund. In addition, Loomis Sayles Funded Pension Plan and the Loomis, Sayles & Company, L.P. Employees' Defined Contribution Retirement Plans held shares of beneficial interest in the Funds as follows:

                                                     DEFINED
                                          PENSION  CONTRIBUTION
                                           PLAN       PLANS
                                          -------  ------------
Bond Fund...............................  926,179   1,102,214
Global Bond Fund........................  666,731     242,054
High Yield Fund.........................  265,370     587,782
Intermediate Maturity Bond Fund.........  339,759     151,691
Investment Grade Bond Fund..............        0     114,073
Short-Term Bond Fund....................    3,245     354,306
U.S. Government Securities Fund.........  171,996     219,573

4. CREDIT RISK -- The Bond Fund may invest up to 35%, the High Yield Fund will normally invest at least 65%, the Global Bond and Short-Term Bond Funds each may invest up to 20%, the Intermediate Maturity Bond and the Investment Grade Bond Funds each may invest up to 10%, and the Municipal Bond Fund may invest up to 25% of its assets in securities offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These securities are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities.

5. LINE OF CREDIT -- The Trust has entered into an agreement which enables each Fund to borrow under a $25 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.455%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by the Trust and apportioned among the Funds based on each Fund's average daily unused portion of the line of credit. During the twelve months ended September 30, 1999, the Funds had no borrowings under the agreement.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
SEPTEMBER 30, 1999

6. CAPITAL SHARE TRANSACTIONS -- The tables below summarize the transactions in Fund shares for the periods indicated:

                                                                         LOOMIS SAYLES BOND FUND
                                             -------------------------------------------------------------------------------
                                                    YEAR ENDED              NINE MONTHS ENDED             YEAR ENDED
                                                SEPTEMBER 30, 1999         SEPTEMBER 30, 1998          DECEMBER 31, 1997
INSTITUTIONAL CLASS                          -------------------------  -------------------------  -------------------------
SHARES                                         SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
------                                         ------        ------       ------        ------       ------        ------
Issued from the sale of shares.............   45,186,642  $546,081,627   49,569,713  $643,942,732   63,069,086  $809,023,819
Issued in connection with the reinvestment
  of distributions.........................   11,973,285   144,036,419    3,232,707    42,426,449    5,492,835    70,465,752
Redeemed...................................  (43,681,014) (527,470,996) (32,878,290) (415,107,300) (13,902,007) (177,561,664)
                                             -----------  ------------  -----------  ------------  -----------  ------------
Net change.................................   13,478,913  $162,647,050   19,924,130  $271,261,881   54,659,914  $701,927,907
                                             ===========  ============  ===========  ============  ===========  ============

RETAIL CLASS SHARES                            SHARES        AMOUNT       SHARES        AMOUNT       SHARES*      AMOUNT*
-------------------                            ------        ------       ------        ------       -------      -------
Issued from the
  sale of shares...........................    2,061,328  $ 24,858,182    2,932,181  $ 38,054,173    2,944,758  $ 37,693,272
Issued in connection with the reinvestment
  of distributions.........................      503,055     6,047,054      108,877     1,427,318      124,248     1,597,794
Redeemed...................................   (2,205,035)  (26,569,909)  (1,247,077)  (15,934,708)    (476,803)   (6,205,606)
                                             -----------  ------------  -----------  ------------  -----------  ------------
Net change.................................      359,348  $  4,335,327    1,793,981  $ 23,546,783    2,592,203  $ 33,085,460
                                             ===========  ============  ===========  ============  ===========  ============

ADMIN CLASS SHARES                             SHARES       AMOUNT      SHARES**      AMOUNT**
------------------                             ------       ------      --------      --------
Issued from the sale of shares.............     192,735  $  2,291,952       56,540  $    710,656
Issued in connection with the reinvestment
  of distributions.........................      11,891       142,967          273         3,555
Redeemed...................................    (123,431)   (1,457,404)      (5,555)      (71,476)
                                             ----------  ------------  -----------  ------------
Net change.................................      81,195  $    977,515       51,258  $    642,735
                                             ==========  ============  ===========  ============

  *  From January 2, 1997 (commencement of class operations).
 **  From January 2, 1998 (commencement of class operations).

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
SEPTEMBER 30, 1999

                                                              LOOMIS SAYLES GLOBAL BOND FUND
                                             -----------------------------------------------------------------
                                                  YEAR ENDED         NINE MONTHS ENDED         YEAR ENDED
                                              SEPTEMBER 30, 1999     SEPTEMBER 30, 1998    DECEMBER 31, 1997
                                             ---------------------  --------------------  --------------------
INSTITUTIONAL CLASS SHARES                    SHARES      AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT
--------------------------                    ------      ------     ------     ------     ------     ------
Issued from the sale of shares.............    374,228  $4,678,699   318,651  $3,936,730   450,349  $5,703,587
Issued in connection with the reinvestment
  of distributions.........................    192,759   2,349,727         0           0   141,324   1,676,109
Redeemed...................................   (358,078) (4,539,678) (217,195) (2,625,824) (338,278) (4,226,586)
                                             ---------  ----------  --------  ----------  --------  ----------
Net change.................................    208,909  $2,488,748   101,456  $1,310,906   253,395  $3,153,110
                                             =========  ==========  ========  ==========  ========  ==========

RETAIL CLASS SHARES                           SHARES      AMOUNT     SHARES     AMOUNT    SHARES*    AMOUNT*
-------------------                           ------      ------     ------     ------    -------    -------
Issued from the sale of shares.                288,336  $3,620,204   348,774  $4,233,202   568,889  $7,115,633
Issued in connection with the reinvestment
  of distributions.........................     32,073     390,975         0           0    18,404     218,453
Redeemed...................................   (290,413) (3,697,922) (210,389) (2,533,545) (190,528) (2,420,537)
                                             ---------  ----------  --------  ----------  --------  ----------
Net change.................................     29,996  $  313,257   138,385  $1,699,657   396,765  $4,913,549
                                             =========  ==========  ========  ==========  ========  ==========

  *  From January 2, 1997 (commencement of class operations).

                                             LOOMIS SAYLES HIGH YIELD FUND
                            ---------------------------------------------------------------
                                 YEAR ENDED         NINE MONTHS ENDED        YEAR ENDED
                             SEPTEMBER 30, 1999     SEPTEMBER 30, 1998   DECEMBER 31, 1997
                            ---------------------  --------------------  ------------------
INSTITUTIONAL CLASS SHARES   SHARES      AMOUNT     SHARES     AMOUNT    SHARES    AMOUNT
--------------------------   ------      ------     ------     ------    ------    ------
Issued from the sale of
  shares.................   1,586,791  $13,266,474  403,057  $3,805,612  345,923  $3,577,772
Issued in connection with
  the reinvestment of
  distributions..........     195,150   1,638,247    24,997     253,653   41,158    424,573
Redeemed.................    (252,091) (2,173,082) (137,504) (1,355,726) (58,540)  (600,500)
                            ---------  ----------  --------  ----------  -------  ---------
Net change...............   1,529,850  $12,731,639  290,550  $2,703,539  328,541  $3,401,845
                            =========  ==========  ========  ==========  =======  =========

RETAIL CLASS SHARES              SHARES**   AMOUNT**    SHARES     AMOUNT     SHARES*  AMOUNT*
-------------------              --------   --------    ------     ------     -------  -------
Issued from the sale of shares.   249,386   2,039,291   518,798   5,290,659   343,422  3,602,850
Issued in connection with the
  reinvestment of
  distributions.............        36,252     290,541    20,313     204,878   20,171    207,933
Redeemed....................      (778,096) (6,449,681) (357,083) (3,384,654) (53,163)  (558,960)
                                 ---------  ----------  --------  ----------  -------  ---------
Net change..................      (492,458) $(4,119,849)  182,028 $2,110,883  310,430  $3,251,823
                                 =========  ==========  ========  ==========  =======  =========

  *  From January 2, 1997 (commencement of class operations).
 **  The High Yield Fund's Retail Class liquidated on March 1, 1999.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
SEPTEMBER 30, 1999

                                                      LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND
                                             ----------------------------------------------------------------
                                                  YEAR ENDED        NINE MONTHS ENDED         YEAR ENDED
                                              SEPTEMBER 30, 1999    SEPTEMBER 30, 1998    DECEMBER 31, 1997*
                                             --------------------  --------------------  --------------------
INSTITUTIONAL CLASS SHARES                    SHARES     AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT
--------------------------                    ------     ------     ------     ------     ------     ------
Issued from the sale of shares.............  113,016   $1,094,638  233,463   $2,368,867   713,449  $7,196,630
Issued in connection with the reinvestment
  of distributions.........................   67,894     658,132    22,897     232,444     26,496     269,072
Redeemed...................................  (95,859)   (927,086)  (30,328)   (303,969)  (111,401) (1,136,539)
                                             -------   ---------   -------   ---------   --------  ----------
Net change.................................   85,051   $ 825,684   226,032   $2,297,342   628,544  $6,329,163
                                             =======   =========   =======   =========   ========  ==========

RETAIL CLASS SHARES                           SHARES     AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT
-------------------                           ------     ------     ------     ------     ------     ------
Issued from the sale of shares.               122,742  $1,181,866    24,281  $  245,832    40,713  $  419,211
Issued in connection with the reinvestment
  of distributions.........................    6,033      58,346     1,478      15,004      1,410      14,327
Redeemed...................................   (8,249)    (79,924)   (1,979)    (19,695)         0           0
                                             -------   ---------   -------   ---------   --------  ----------
Net change.................................  120,526   $1,160,288   23,780   $ 241,141     42,123  $  433,538
                                             =======   =========   =======   =========   ========  ==========

  *  From January 2, 1997 (commencement of operations).

                                                       LOOMIS SAYLES INVESTMENT GRADE BOND FUND
                                             -------------------------------------------------------------
                                                  YEAR ENDED        NINE MONTHS ENDED       YEAR ENDED
                                              SEPTEMBER 30, 1999    SEPTEMBER 30, 1998  DECEMBER 31, 1997*
                                             ---------------------  ------------------  ------------------
INSTITUTIONAL CLASS SHARES                    SHARES      AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT
--------------------------                    ------      ------    ------    ------    ------    ------
Issued from the sale of shares.............    132,615  $1,341,490   83,930  $ 899,316  217,283  $2,218,354
Issued in connection with the reinvestment
  of distributions.........................     21,477     216,240    6,974     75,189   14,216    150,066
Redeemed...................................   (180,728) (1,824,504) (51,401)  (544,680)    (689)    (7,042)
                                             ---------  ----------  -------  ---------  -------  ---------
Net change.................................    (26,636) $ (266,774)  39,503  $ 429,825  230,810  $2,361,378
                                             =========  ==========  =======  =========  =======  =========

RETAIL CLASS SHARES                           SHARES      AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT
-------------------                           ------      ------    ------    ------    ------    ------
Issued from the sale of shares.                185,638  $1,869,371  175,281  1,867,621   80,460  $ 849,980
Issued in connection with the reinvestment
  of distributions.........................     17,707     178,049    3,339     35,976    3,968     42,198
Redeemed...................................   (115,588) (1,161,421) (90,210)  (959,137)  (3,085)   (32,703)
                                             ---------  ----------  -------  ---------  -------  ---------
Net change.................................     87,757  $  885,999   88,410  $ 944,460   81,343  $ 859,475
                                             =========  ==========  =======  =========  =======  =========

J CLASS SHARES                               SHARES**    AMOUNT**
--------------                               --------    --------
Issued from the sale of shares.              1,788,840  18,214,195
Issued in connection with the reinvestment
  of distributions.........................          0           0
Redeemed...................................   (149,500) (1,525,093)
                                             ---------  ----------
Net change.................................  1,639,340  $16,689,102
                                             =========  ==========

  *  From January 2, 1997 (commencement of operations).
 **  From May 24, 1999 (commencement of class operations).

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
SEPTEMBER 30, 1999

                                                             LOOMIS SAYLES MUNICIPAL BOND FUND
                                             ------------------------------------------------------------------
                                                   YEAR ENDED         NINE MONTHS ENDED         YEAR ENDED
                                               SEPTEMBER 30, 1999     SEPTEMBER 30, 1998    DECEMBER 31, 1997
                                             ----------------------  --------------------  --------------------
INSTITUTIONAL CLASS SHARES                     SHARES      AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT
--------------------------                     ------      ------     ------     ------     ------     ------
Issued from the sale of shares.............     112,105  $1,290,401    143,442  $1,678,346  146,945  $1,692,152
Issued in connection with the reinvestment
  of distributions.........................      38,193     440,141     18,995    222,768    29,000     331,863
Redeemed...................................     (92,039) (1,047,290)   (70,077)  (823,187) (198,471) (2,254,718)
                                             ----------  ----------  ---------  ---------  --------  ----------
Net change.................................      58,259  $  683,252     92,360  $1,077,927  (22,526) $ (230,703)
                                             ==========  ==========  =========  =========  ========  ==========

                                                               LOOMIS SAYLES SHORT-TERM BOND FUND
                                             ----------------------------------------------------------------------
                                                   YEAR ENDED           NINE MONTHS ENDED          YEAR ENDED
                                               SEPTEMBER 30, 1999      SEPTEMBER 30, 1998      DECEMBER 31, 1997
                                             -----------------------  ---------------------  ----------------------
INSTITUTIONAL CLASS SHARES                     SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
--------------------------                     ------      ------      ------      ------      ------      ------
Issued from the sale of shares.............   1,171,829  $11,357,676  1,356,852  $13,272,732  1,184,127  $11,497,925
Issued in connection with the reinvestment
  of distributions.........................     160,415    1,547,434     96,022     940,824      94,766     918,722
Redeemed...................................  (1,247,202) (12,080,617)  (639,795) (6,265,207) (1,232,069) (11,926,660)
                                             ----------  -----------  ---------  ----------  ----------  ----------
Net change.................................      85,042  $   824,493    813,079  $7,948,349      46,824  $  489,987
                                             ==========  ===========  =========  ==========  ==========  ==========

RETAIL CLASS SHARES                            SHARES      AMOUNT      SHARES      AMOUNT     SHARES*     AMOUNT*
-------------------                            ------      ------      ------      ------     -------     -------
Issued from the sale of
  shares...................................      61,280  $   594,618     82,800  $  812,944      45,040  $  436,711
Issued in connection with the reinvestment
  of distributions.........................       3,749       36,056      1,371      13,467       1,073      10,404
Redeemed...................................     (59,909)    (587,608)   (35,738)   (348,869)    (16,930)   (163,198)
                                             ----------  -----------  ---------  ----------  ----------  ----------
Net change.................................       5,120  $    43,066     48,433  $  477,542      29,183  $  283,917
                                             ==========  ===========  =========  ==========  ==========  ==========

  *  From January 2, 1997 (commencement of class operations).

                                                        LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND
                                             --------------------------------------------------------------------
                                                   YEAR ENDED           NINE MONTHS ENDED         YEAR ENDED
                                               SEPTEMBER 30, 1999      SEPTEMBER 30, 1998     DECEMBER 31, 1997
                                             -----------------------  ---------------------  --------------------
INSTITUTIONAL CLASS SHARES                     SHARES      AMOUNT      SHARES      AMOUNT     SHARES     AMOUNT
--------------------------                     ------      ------      ------      ------     ------     ------
Issued from the sale of shares.............     688,401  $ 7,460,731  1,006,132  $11,019,527  444,723  $4,676,742
Issued in connection with the reinvestment
  of distributions.........................     108,431    1,186,786     47,646     517,587    77,074     792,744
Redeemed...................................  (1,804,315) (19,685,748)  (142,676) (1,568,841) (277,818) (2,799,223)
                                             ----------  -----------  ---------  ----------  --------  ----------
Net change.................................  (1,007,483) $(11,038,231)   911,102 $9,968,273   243,979  $2,670,263
                                             ==========  ===========  =========  ==========  ========  ==========

LOOMIS SAYLES INCOME FUNDS
-----------------------------------------------------------------------

     1999 U.S. TAX AND DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

A. EXEMPT INTEREST DIVIDENDS -- 94.74% of the dividends paid by the Municipal Bond Fund from net investment income for the year ended September 30, 1999, constituted exempt interest dividends for Federal income tax purposes.

B. CAPITAL GAINS DISTRIBUTIONS -- Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 1999:

                                       DOLLAR
                                       AMOUNT
                                     ----------
Bond Fund..........................  $30,965,415
Global Bond Fund...................     804,917
High Yield Fund....................     138,345
Intermediate Maturity Bond Fund....       4,864
Investment Grade Bond Fund.........      88,707
Municipal Bond Fund................     147,000

C. CORPORATE DIVIDENDS RECEIVED DEDUCTION -- For the fiscal year ended September 30, 1999, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

                                     QUALIFYING
                                     PERCENTAGE
                                     ----------
Bond Fund..........................    1.98%
High Yield Fund....................    2.42%
Investment Grade Bond Fund.........    2.13%

-----------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------

To the Board of Trustees and Shareholders of the Loomis Sayles Fixed Income
Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Fixed Income Funds (consisting of the Loomis Sayles Bond Fund, Global Bond Fund, High Yield Fund, Intermediate Maturity Bond Fund, Investment Grade Bond Fund, Municipal Bond Fund, Short-Term Bond Fund, and U.S. Government Securities Fund) (collectively, the "Funds") at September 30, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in acccordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statements presentation. We believe that our audits, which included confirmation of investments at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 18, 1999

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BOARD OF TRUSTEES AND OFFICERS
-----------------------------------------------------------------------

BOARD OF TRUSTEES
-------------------------------------------------------
Joseph Alaimo
                                    Richard S. Holway
Daniel J. Fuss
                                    Michael T. Murray
OFFICERS
-------------------------------------------------------
PRESIDENT
Daniel J. Fuss

EXECUTIVE VICE PRESIDENT
Robert J. Blanding

VICE PRESIDENTS
Dawn Alston Paige
                                    TREASURER
Mark B. Baribeau
                                    Mark W. Holland
James L. Carroll
Mary C. Champagne
                                    ASSISTANT TREASURERS
E. John deBeer
                                    Philip R. Murray
William H. Eigen, Jr.
                                    Nicholas H. Palmerino
Christopher R. Ely
                                    SECRETARY
Quentin P. Faulkner
                                    Sheila M. Barry
Philip C. Fine
Kathleen C. Gaffney
                                    ASSISTANT SECRETARY
Isaac H. Green
                                    Bonnie S. Thompson
Martha F. Hodgman
John Hyll
Jeffrey L. Meade
Eswar Menon
Alexander Muromcew
Kent P. Newmark
Jeffrey C. Petherick
Bruce G. Picard, Jr.
Lauren B. Pitalis
David L. Smith
Sandra P. Tichenor
John Tribolet
Jeffrey W. Wardlow
Gregg D. Watkins
Anthony J. Wilkins
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INVESTMENT ADVISER
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111

TRANSFER AND DIVIDEND PAYING AGENT AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND TRUST COMPANY
Boston Financial Data Services, Inc.
P.O. Box 8314
Boston, Massachusetts 02266

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

This report has been prepared for the shareholders of the Funds and is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by an effective prospectus.